[Newman - Pool B]

                            MEZZANINE LOAN AGREEMENT


         THIS LOAN AGREEMENT (this "Agreement") is made as of August ____, 2000, by and among CAPITAL SENIOR LIVING P-B, INC., a Delaware corporation (together with its successors and assigns, "Borrower"), CAPITAL SENIOR LIVING ILM-B, INC., a Delaware corporation (together with its successors and assigns, "Mortgagor"), and NEWMAN FINANCIAL SERVICES, INC., a Delaware corporation (together with its successors and assigns, "Mezzanine Lender").

                                    RECITALS

         A. Borrower has requested that Mezzanine Lender make a mezzanine loan to Borrower in the principal sum of $9,700,000.00 in order to assist Mortgagor in refinancing or acquiring, as the case may be, the Facilities (as defined below).

         B. As a wholly owned subsidiary of Borrower, Mortgagor will materially and directly benefit from the making of the Loan.

         C. Mezzanine Lender has agreed to make such loan on the terms and conditions hereinafter set forth.

                                    AGREEMENT

         NOW, THEREFORE, it is hereby agreed as follows:

                                    ARTICLE I
                 DEFINITIONS, ACCOUNTING PRINCIPLES, UCC TERMS.

         1.1 As used in this Agreement, the following terms shall have the following meanings unless the context hereof shall otherwise indicate:

                  "Accounts" has the meaning given to that term in the Mortgage.

                  "Actual Management Fees" means actual management fees paid or incurred in connection with the operation of the Facility.

                  "Affiliate" means, with respect to any Person, (a) each Person that controls, is controlled by or is under common control with such Person, (b) each Person that, directly or indirectly, owns or controls, whether beneficially or as a trustee, guardian or other fiduciary, any of the Stock of such Person, and (c) each of such Person's officers, directors, members, joint venturers and partners. For the purposes of this Agreement, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities or other beneficial interests, by contact, or


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



otherwise; and terms "controls", "controlling" and "controlled" have the meanings correlative to the foregoing.

                  "Assignment of Leases and Rents" means that certain Assignment of Leases and Rents of even date herewith by Mortgagor for the benefit of Mezzanine Lender.

                  "Assignment of Licenses" means that certain Assignment of Licenses, Permits and Contracts of even date herewith, relating to the Pool B Facilities, executed by Mortgagor to and for the benefit of Mezzanine Lender.

                  "Assignment   of   Proceeds"   means  those  two  (2)  certain
Assignment of Net Proceeds relating to the Pool B Facilities of even date herewith executed by Mortgagor for the benefit of Lender.

                  "Assumed Management Fees" means assumed management fees of five percent (5%) of net resident revenues of the Facility (after applicable Medicaid and Medicare contractual adjustments).

                  "Business Day" means a day, other than Saturday or Sunday and legal holidays, when Mezzanine Lender is open for business.

                  "Capital Senior Properties" means Capital Senior Living Properties, Inc., a Texas corporation.

                  "Closing Date" means the date on which all or any part of the Loan is disbursed by Mezzanine Lender to or for the benefit of Borrower.

                  "Commitment Letter" means the commitment letter issued by Mezzanine Lender to Guarantor dated August 3, 2000.

                  "Debt Service Coverage Ratio" means a ratio in which the first number is the sum of "net pre-tax income" of Mortgagor from normal operations of the Pool B Facilities as set forth in the financial statements provided to Mezzanine Lender (without deduction for Actual Management Fees or management expenses paid or incurred in connection with the operation of the Pool B Facilities), calculated based upon the preceding twelve (12) months, plus interest expense or lease expense to the extent deducted in determining net income and non-cash expenses or allowances for depreciation and amortization of the Pool B Facilities for said period, less the greater of Actual Management Fees or Assumed Management Fees for said period and the second number is the sum of the principal amounts due (even if not paid) on the Loan and the First Mortgage Loan (but which shall not include that portion associated with the balloon payment of the Loan or the First Mortgage Loan) for the applicable period plus the interest amount due on the Loan and on the First Mortgage Loan for the applicable period not to exceed, with respect to the Loan and the First Mortgage Loan, an interest amount calculated at the Strike Rate and the applicable "Strike Rate" described in the loan documents evidencing the First Mortgage Loan. In calculating "net pre-tax income," Extraordinary Income and Extraordinary Expenses shall be excluded.


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



                  "Debt Reserve Fund Agreement" means that certain Debt Reserve Fund Collateral Pledge Agreement of even date herewith by and between Mezzanine Lender and Borrower.

                  "Default" means the occurrence or existence of any event which, but for the giving of notice or expiration of time or both, would constitute an Event of Default.

                  "Default Rate" has the meaning given to that term in the Note.

                  "Distribution Coverage Ratio" means a ratio in which the first number is the sum of "net pre-tax income" of Mortgagor from normal operations of the Facilities as set forth in the financial statements provided to Mezzanine Lender (without deduction for Actual Management Fees or management expenses paid or incurred in connection with the operation of the Facility), calculated based upon the preceding twelve (12) months, plus interest expense or lease expense to the extent deducted in determining net income and non-cash expenses or allowances for depreciation and amortization of the Facilities for said period, less the greater of Assumed Management Fees or Actual Management Fees for said period and the second number is the sum of the principal amounts due (even if not paid) on the Loan and the First Mortgage Loan (but which shall not include that portion associated with the balloon payment of the Loan or the First Mortgage Loan) for the applicable period plus the interest due on the Loan and the First Mortgage Loan for the applicable period, not to exceed, with respect to the Loan and the First Mortgage Loan, an interest amount calculated at the Strike Rate, and the applicable "Strike Rate" described in the loan documents evidencing the First Mortgage Loan. In calculating "net pre-tax income," Extraordinary Income and Extraordinary Expenses shall be excluded.

                  "Environmental Permit" means any permit, license, or other authorization issued under any Hazardous Materials Law with respect to any activities or businesses conducted on or in relation to the Land and/or the Improvements.

                  "Equipment" has the meaning given to that term in the Mortgage.

                  "Event of Default"  means any "Event of Default" as defined in
Article VII hereof.

                  "Extraordinary Income and Extraordinary Expenses" means material items of a character significantly different from the typical or customary business activities of Mortgagor which would not be expected to recur frequently and which would not be considered as recurring factors in any evaluation of the ordinary operating processes of Mortgagor's business, and which would be treated as extraordinary income or extraordinary expenses under GAAP.

                  "Exhibit" means an Exhibit to this Agreement, unless the context refers to another document, and each such Exhibit shall be deemed a part of this Agreement to the same extent as if it were set forth in its entirety wherever reference is made thereto.

                  "Facility" means each of the Pool B Facilities.


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



                  "First Mortgage" means those certain Mortgage and Security Agreements of even date herewith, executed by Mortgagor for the benefit of First Mortgage Lender, in the aggregate principal amount of the First Mortgage Loan, encumbering the Mortgage Property, as the same may be amended, modified or supplemented from time to time.

                  "First Mortgage Lender" shall mean GMAC Commercial Mortgage Corporation, a California corporation.

                  "First Mortgage Loan" means individually and collectively those loans in the aggregate amount of $27,987,270.00 made in connection with the Pool B Facilities to the Mortgagor by First Mortgage Lender on the date hereof as more particularly identified on Exhibit "B" attached hereto.

                  "First Mortgage Loan Agreement" means individually and collectively those certain Loan Agreements relating to the First Mortgage Loan, of even date herewith, between Mortgagor and First Mortgage Lender as the same may be amended, modified or supplemented from time to time.

                  "First Mortgage Loan Documents" means, collectively, the "Loan Documents" (as defined in the First Mortgage Loan Agreement) to evidence, secure and guaranty all portions of the First Mortgage Loan, as such documents may be amended, modified or supplemented from time to time.

                  "GAAP" means, as in effect from time to time, generally accepted accounting principles consistently applied as promulgated by the American Institute of Certified Public Accountants.

                  "Governmental Authority" means any board, commission, department or body of any municipal, county, state or federal governmental unit, or any subdivision of any of them, that has or acquires jurisdiction over the Land and/or the Improvements or the use, operation or improvement of the Land and/or the Facility.

                 "Guarantor" means Capital Senior Living Corporation, a Delaware corporation.

                  "Guaranty   Agreement"   means  that   certain   Payment   and
Performance Guaranty of even date herewith from Guarantor to Mezzanine Lender.

                  "Hazardous Materials" means petroleum and petroleum products and compounds containing them, including gasoline, diesel fuel and oil; explosives; flammable materials; radioactive materials; polychlorinated biphenyls ("PCBs") and compounds containing them; lead and lead-based paint; asbestos or asbestos-containing materials in any form that is or could become friable; underground storage tanks, whether empty or containing any substance; any substance the presence of which on the Land and/or the Improvements is prohibited by any federal, state or local authority; any substance that requires special handling; and any other material or substance now or during the term of the Loan defined as a "hazardous substance," "hazardous material," "hazardous waste,"


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



"toxic substance," "toxic pollutant," "contaminant," or "pollutant" within the meaning of any Hazardous Materials Law.

                  "Hazardous Materials Laws" means all federal, state, and local laws, ordinances and regulations and standards, rules, written policies and other applicable binding governmental requirements, administrative rulings and court judgments and decrees in effect now or in the future and including all amendments, that relate to Hazardous Materials and apply to Mortgagor, Borrower, the Land and/or the Improvements. Hazardous Materials Laws include, but are not limited to, the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., the Toxic Substance Control Act, 15 U.S.C.
Section 2601, et seq., the Clean Water Act, 33 U.S.C. Section 1251, et seq., and the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, and their state analogs.

                  "Improvements" means all buildings, structures and improvements of every nature whatsoever now or hereafter situated on the Land, including but not limited to, all gas and electric fixtures, radiators, heaters, engines and machinery, boilers, ranges, elevators and motors, plumbing and heating fixtures, carpeting and other floor coverings, water heaters, awnings and storm sashes, and cleaning apparatuses which are or shall be attached to the Land or said buildings, structures or improvements.

                  "Indebtedness"  means any (a)  obligations for borrowed money,
(b) obligations, payment for which is being deferred by more than ninety (90) days, representing the deferred purchase price of property other than accounts payable arising in connection with the purchase of inventory customary in the trade and in the ordinary course of Borrower's or Mortgagor's business, as the case may be, (c) obligations, whether or not assumed, secured by Liens or payable out of the proceeds or production from the Accounts and/or property now or hereafter owned or acquired, and (d) the amount of any other obligation
(including obligations under financing leases) which would be shown as a liability on a balance sheet prepared in accordance with GAAP.

                  "Independent Director" means, with respect to Borrower and Mortgagor, a duly appointed member of the board of directors of such respective entity, reasonably satisfactory to Mezzanine Lender, who shall not have been at the time of such individual's appointment, and may not have been at any time during the preceding five years, and shall not be at any time while serving as Independent Director: (i) a direct or indirect legal or beneficial owner of, or an officer, director, attorney, counsel, partner, member or employee of such respective entity (other than an Independent Director thereof) or any Affiliate thereof except for service as an Independent Director on the board of directors of an Affiliate of Borrower, (ii) a customer or creditor of, or supplier or contractor to, or other person who derives more than 10% of its purchases or revenues from its activities with such respective entity or any Affiliate thereof except for service as an Independent Director on the board of directors of an Affiliate of Borrower, (iii) a person or other entity controlling, controlled by or under common control with any such direct or indirect legal or beneficial owner, officer, director, attorney, counsel, partner, member, employee, customer, creditor, contractor supplier or other Person, or (iv) a member of the immediate family of any such direct or indirect legal or beneficial owner, officer, director, attorney, counsel, partner, member, employee, customer, creditor,


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



contractor, supplier or other person. As used herein, the term "control:" means the possession, directly or indirectly, of the power to direct or cause the direction of the management, policies or activities or a person or entity, whether through ownership of voting securities or other beneficial interest, by contract or otherwise and the terms "controlling" and "controlled" having meanings correlative to the foregoing.

                  "Inventory" has the meaning given to that term in the Mortgage.

                  "Key Capital" means Key Corporate Capital, Inc., a Michigan corporation.

                  "Land" means the land described in Exhibit "A" attached hereto and made a part hereof.

                  "Leases" has the meaning given to that term in the Mortgage.

                  "Lien" means any voluntary or involuntary mortgage, security deed, deed of trust, lien, pledge, assignment, security interest, title retention agreement, financing lease, levy, execution, seizure, judgment, attachment, garnishment, charge, lien or other encumbrance of any kind, including those contemplated by or permitted in this Agreement and the other Loan Documents.

                  "Loan" means the Loan in the principal sum of $9,700,000.00 made by Mezzanine Lender to Borrower as of the date hereof.

                  "Loan  Documents"  means,  collectively,  this Agreement,  the
Commitment Letter, the Note, the Assignment of Proceeds, the Mortgage, the Assignment of Leases and Rents, the Assignment of Licenses, Debt Reserve Fund
Agreement, the Guaranty Agreement, the Lockbox Agreement, Operating Deficit Reserve Agreement, Partnership Pledge Agreement, Promissory Notes Security Agreement, and the Subordination Agreement, together with any and all other documents executed by Borrower, Mortgagor, their Affiliates or others, evidencing, securing or otherwise relating to the Loan, as the same may be amended, modified or supplemented from time to time.

                  "Loan Obligations" means the aggregate of all principal and interest owing from time to time under the Note and all expenses, charges and other amounts from time to time owing under the Note, this Agreement or the other Loan Documents and all covenants, agreements and other obligations from time to time owing to, or for the benefit of, Mezzanine Lender pursuant to the Loan Documents.

                  "Lockbox    Agreement"    means   that    certain    Springing
Lockbox-Deposit Account Agreement of even date herewith by and among Mezzanine Lender, Mortgagor and Bank One, Texas, N.A..

                  "Managed Care Plans" means any health maintenance organization, preferred provider organization, individual practice association, competitive medical plan, or similar arrangement, entity, organization, or Person.


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



                  "Management Agreement" means individually and collectively those certain Management Agreements dated of even date herewith between Manager and Borrower, obligating Manager to operate and manage each of the Facilities.

                  "Manager" means Capital Senior Living, Inc., a Texas corporation and any successor manager of the Facilities approved by Mezzanine Lender, in its commercially reasonable discretion, in writing.

                  "Maturity Date" means August ___, 2002, unless Mezzanine Lender sooner accelerates the maturity of the Loan in accordance with Section
2.4 hereof.

                  "Medicaid" means that certain program of medical assistance, funded jointly by the federal government and the States, for impoverished individuals who are aged, blind and/or disabled, and/or members of families with dependent children, which program is more fully described in Title XIX of the Social Security Act (42 U.S.C. ss.ss. 1396 et seq.) and the regulations promulgated thereunder.

                  "Medicare" means that certain federal program providing health insurance for eligible elderly and other individuals, under which physicians, hospitals, skilled nursing homes, home health care and other providers are reimbursed for certain covered services they provide to the beneficiaries of such program, which program is more fully described in Title XVIII of the Social Security Act (42 U.S.C. ss.ss. 1395 et seq.) and the regulations promulgated thereunder.

                  "Mortgage" means individually and collectively, those certain Mortgage and Security Agreements of even date herewith executed by Borrower in favor of and for the benefit of Mezzanine Lender, encumbering the real estate upon which each of the Pool B Facilities is located.

                  "Mortgaged Property" has the meaning given to that term in the Mortgage.

                  "Note" means the Promissory Note of even date herewith in the principal amount of the Loan payable by Borrower to the order of Mezzanine Lender.

                  "O&M Program" means a written program of operations and maintenance established or approved in writing by Mezzanine Lender relating to any Hazardous Materials in, on or under the Land and/or the Improvements.

                  "Operating Deficit Reserve Agreement" means that certain Operating Deficit Reserve and Security Agreement of even date herewith by and between Mezzanine Lender and Borrower.

                  "Partnership Pledge Agreement" means that certain Partnership Interest Pledge and Security Agreement executed by Capital Senior Properties, for the benefit of Mezzanine Lender.

                  "Permits" means all licenses, permits and certificates used or necessary in connection with the construction, ownership, operation, use or occupancy of the Mortgaged Property and/or the Facility, including, without limitation, business licenses, state health department licenses, food service licenses, licenses to conduct business, certificates of need and all such other permits, licenses and


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



rights, obtained from any governmental or quasi-governmental entity or Person whatsoever concerning ownership, operation, use or occupancy.

                  "Permitted Encumbrances" has the meaning given to that term in
Section 8.2 hereof.

                  "Person" means any natural person, firm, trust, corporation, partnership, limited liability company trust and any other form of legal entity.

                  "Pool B Facilities" means each of the facilities described in Exhibit "B" hereto.

                  "Proceeds" has the meaning given to that term in the Mortgage.

                  "Promissory Notes Security Agreement" means that certain Promissory Notes Security Agreement of even date herewith executed by Capital Senior Properties and the Mezzanine Lender.

                  "Rating Agency" means Fitch Investors Services, Inc., Moody's Investors Service, Inc., Duff & Phelps Credit Rating Co. and/or Standard & Poor's or any successor thereto, and any other nationally recognized statistical rating organization to the extent that any of the foregoing have been or will be engaged by Mezzanine Lender or its designees in connection with or in anticipation of a securitization of the Loan.

                  "Reimbursement Contracts" means all third-party reimbursement contracts relating to the Facility which are now or hereafter in effect with respect to residents or patients qualifying for coverage under the same, including Medicare and Medicaid, Managed Care Plans and private insurance agreements, and any successor program or other similar reimbursement program and/or private insurance agreements, now or hereafter existing.

                  "Rents" has the meaning given to that term in the Mortgage.

                  "Single Purpose Entity" means, with respect to Mortgagor, a Person which owns no interest or property other than the Mortgaged Property, and means, with respect to Borrower, a Person which owns no interest or property other than one hundred percent (100%) of the outstanding stock of the Mortgagor.

                  "Stock" means all shares, options, warrants, general or limited partnership interests, membership interests, participations or other equivalents (regardless of how designated) in a corporation, limited liability company, partnership or any equivalent entity, whether voting or nonvoting, including, without limitation, common stock, preferred stock, or any other "equity security" (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended).

                  "Strike Rate" means a fixed rate of interest equal to the Note Rate (as defined in the Note) in effect on the Closing Date plus 200 basis points.


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



                  "Subordination Agreement" means those certain Subordination of Management Agreements of even date herewith by and among Borrower, Manager, and Mezzanine Lender.

                  "Triad II Limited Partnership" means Triad Senior Living II, L.P., a Texas limited partnership.

                  "Triad Facilities" means those three (3) separate senior housing facilities more fully described on Exhibit "C" attached hereto and incorporated herein.

                  "Triad Notes" means those three (3) Amended and Restated Draw Promissory Notes, dated December 31, 1999 made by Triad II Limited Partnership to the order of Capital Senior Properties.

         1.2 Singular terms shall include the plural forms and vice versa, as applicable, of the terms defined.

         1.3 Terms contained in this Agreement shall, unless otherwise defined herein or unless the context otherwise indicates, have the meanings, if any, assigned to them by the Uniform Commercial Code in effect in the State of Texas.

         1.4 All accounting terms used in this Agreement shall be construed in accordance with GAAP, except as otherwise specified.

         1.5 All references to other documents or instruments shall be deemed to refer to such documents or instruments as they may hereafter be extended, renewed, modified, or amended and all replacements and substitutions therefor.

         1.6 All references herein to "Medicaid" and "Medicare" shall be deemed to include any successor program thereto.




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



                                   ARTICLE II
                                TERMS OF THE LOAN

         2.1 The Loan. Borrower has agreed to borrow the Loan from Mezzanine Lender, and Mezzanine Lender has agreed to make the Loan to Borrower, subject to Borrower's and Mortgagor's compliance with and observance of the terms, conditions, covenants, and provisions of this Agreement and the other Loan Documents, and Borrower and/or Mortgagor, as the case may be, has made the covenants, representations, and warranties herein and therein as a material inducement to Mezzanine Lender to make the Loan.

         2.2 Security for the Loan. The Loan will be evidenced, secured and guaranteed by the Loan Documents.

         2.3 Limitation on Interest. All agreements between Borrower and Mezzanine Lender, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by reason of acceleration of the maturity of any indebtedness governed hereby or otherwise, shall the interest contracted for, charged or received by Mezzanine Lender exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, interest would otherwise be payable to Mezzanine Lender in excess of the maximum lawful amount, the interest payable to Mezzanine Lender shall be reduced to the maximum amount permitted under applicable law; and, if from any circumstance the Mezzanine Lender shall ever receive anything of value deemed interest by applicable law in excess of the maximum lawful amount, an amount equal to any excessive interest shall be applied to the reduction of the principal of the Loan and not to the payment of interest, or, if such excessive interest exceeds the unpaid balance of principal of the Loan, such excess shall be refunded to Borrower. All interest paid or agreed to be paid to Mezzanine Lender shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full period until payment in full of the principal of the Loan (including the period of any renewal or extension thereof) so that interest thereon for such full period shall not exceed the maximum amount permitted by applicable law. This paragraph shall control all agreements between the Borrower and Mezzanine Lender.

         2.4 Acceleration of Maturity Date. Mezzanine Lender shall accelerate the maturity date of the Loan upon the eighteen (18) month anniversary of the Closing Date ("Acceleration Date") unless (i) no Default (as defined below) under any of the Loan Documents has occurred and is continuing; (ii) no Default under any of the loan documents evidencing that certain loan made by Mezzanine Lender to Capital Senior Living P-C, Inc., a Delaware corporation, on or prior to August 11, 2000, in the amount of $10,300,000.00 ("Pool C Loan") has occurred and is continuing ("Pool C Loan Documents"); (iii) Mezzanine Lender determines, based on its review of updated appraisals for the Facilities, that the loan to value ratio for the Facilities (after taking into account the unpaid principal balance of the Loan and the portion of the unpaid principal balance of the First Mortgage Loan, attributable to the Facilities) is not more than ninety-five percent (95%) ("Loan to Value Test"); and (iv) the Facilities have achieved, on a combined basis, a Debt Service Coverage Ratio of at least 1.0 to 1.0 based on a per annum interest rate calculated at the Strike Rate ("Interest Rate Stress Test"). For purposes of this Agreement, "Default" means the occurrence or existence of any event which, but for the giving of notice or expiration of time or both, would constitute an "Event of Default" under the Loan Documents or the Pool C Loan Documents (as the case may be). In the event the Loan to Value Ratio Test or the Interest Rate Stress Test has not been achieved at the time of the Acceleration Date, the Mezzanine Lender will permit the Borrower, Mortgagor and/or Guarantor to pay to Mezzanine Lender on or prior to the Acceleration Date, an amount which if the same had been applied to reduce the outstanding principal amount of the Loan, would have resulted in the achievement of the Loan to Value Ratio Test and the Interest Rate Stress Test.

         2.5 Interest Rate Protection. To protection against fluctuation in interest rates, the Borrower shall make arrangements for an interest rate cap (a "Cap") to be placed and maintained on or prior to the Closing Date and shall not terminate earlier than the Maturity Date. The Cap shall be secured and documented on terms and conditions approved by, and with a counterparty ("Cap Provider") agreement, acceptable to Mezzanine Lender in its commercially reasonable discretion. The Cap Provider shall agree to make certain payments to or for the benefit of Borrower if one (1) month LIBOR (as determined in accordance with Section 1.4 of the Note) in effect on the Closing Date, increases by more than two hundred (200) basis points. Borrower's right, title and interest in the Cap shall be assigned to Mezzanine Lender as additional collateral for repayment of the Loan ("Cap Assignment"). The Cap shall be evidenced by and governed by such documents (the "Cap Documents") as shall be reasonably acceptable to, and which shall be in form and content reasonably acceptable to Mezzanine Lender.

         2.6 Liquidity Fees. In addition to any fees and expenses payable by Borrower and/or Mortgagor to Lender on the Closing Date, Liquidity Fees equal to
(i) one half of one percent (1/2%) of the then outstanding principal balance of the Loan shall be earned by Mezzanine Lender and payable by Borrower upon the twelve month anniversary of the Closing Date, and (ii) one half of one percent (1/2%) of the then outstanding principal balance of the Loan shall be earned by Mezzanine Lender and payable by Borrower upon the eighteen (18) month anniversary of the Closing Date.

         2.7 Prepayment Privilege. Prepayment of the Loan in full or in part shall be permitted at any time during the Loan term upon not less than thirty
(30) days and not more than sixty (60) days prior written notice to Mezzanine Lender, provided, however, that prepayment of the Loan in full shall be required in the event the First Mortgage Loan is prepaid in full.

         2.8 Excess Sale or Refinancing Proceeds. In the event of the sale of any of the Facilities or refinancing of any of the Facilities, Mortgagor shall transfer and assign to Mezzanine Lender all of its right, title and interest in and to all such sale and refinancing proceeds ("Proceeds") net of reasonable and customary closing costs and the payoff of the Loan and the applicable portion of the First Mortgage Loan attributable to the Facility or Facilities (as the case may be) in accordance with the loan documents evidencing the First Mortgage Loan. After the application of the Proceeds in the manner set forth above, Mezzanine Lender shall be permitted to apply the balance of such Proceeds, upon its receipt thereof, to the outstanding principal balance of the Pool C Loan.

                                   ARTICLE III
                    BORROWER'S REPRESENTATIONS AND WARRANTIES

         To induce Mezzanine Lender to enter into this Agreement, and to make the Loan to Borrower, Borrower represents and warrants to Mezzanine Lender as follows:

         3.1 Existence, Power and Qualification. Borrower is a duly organized and validly existing Delaware corporation, has the corporate power to own its properties and to carry on its business as is now being conducted, and is duly qualified to do business and is in good standing in every jurisdiction in which the character of the properties owned by it or in which the transaction of its business makes its qualification necessary.

         3.2 Power and Authority. Borrower has full corporate power and authority to borrow the indebtedness evidenced by the Note and to incur the Loan Obligations provided for herein, all of which have been authorized by all proper and necessary action. All consents, approvals authorizations, orders or filings of or with any court or governmental agency or body, if any, required for the execution, delivery and performance of the Loan Documents by Borrower have been obtained or made.

         3.3 Due Execution and Enforcement. Each of the Loan Documents to which Borrower is a party constitutes a valid and legally binding obligation of Borrower, enforceable in accordance with its respective terms (except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium, or other laws relating to the rights of creditors generally and by general principles of equity) and does not violate, conflict with, or constitute any violation of any law, government regulation, decree, judgment, Borrower's articles of organization/ incorporation, partnership or operating agreement or by-laws, as applicable, or any other agreement or instrument binding upon Borrower.

         3.4      Single Purpose Entity.  Borrower is a Single Purpose Entity.
                  ---------------------

         3.5 Pending Matters. No action or investigation is pending or, to the best of Borrower's knowledge, threatened before or by any court or administrative agency which might result in an Event of Default after the giving of any required notice and the expiration of all applicable cure periods. Borrower is not in violation of any agreement, the violation of which might reasonably be expected to result in an Event of Default after the giving of any required notice and the expiration of all applicable cure periods, and Borrower is not in violation of any order, judgment, or decree of any court, and has no knowledge of violation by the Borrower of any statute or governmental regulation to which it is subject.

         3.6 Financial Statements Accurate. All financial statements heretofore or hereafter provided by Borrower are and will be true and complete in all material respects as of their respective dates and fairly present the financial condition of Borrower, and there are no material liabilities, direct or indirect, fixed or contingent, as of the respective dates of such statements which are not reflected therein or in the notes thereto or in a written certificate delivered with such statements. The financial statements of Borrower have been prepared in accordance with GAAP. There has been no material adverse change in the financial condition of Borrower since the dates of such statements except as fully disclosed in writing with the delivery of such statements. All financial statements of the operations of the Facility heretofore or hereafter provided to Mezzanine Lender are and will be true and complete in all material respects as of their respective dates.

         3.7      Compliance with Facility Laws. [Intentionally Deleted]
                  -----------------------------

         3.8      Maintain Unit Capacity. [Intentionally Deleted]
                  ----------------------

         3.9 Independent Director. An Independent Director is a member of the board of directors of the Borrower.

         3.10     Third Party Payors. [Intentionally Deleted]
                  ------------------

         3.11     Governmental Proceedings and Notices. [Intentionally Deleted]
                  ------------------------------------

         3.12     Physical Plant Standards. [Intentionally Deleted]
                  ------------------------

         3.13     Pledge of Receivables. [Intentionally Deleted]
                  ---------------------

         3.14 Payment of Taxes and Property Impositions. Borrower has filed all federal, state, and local tax returns which it is required to file and has paid, or made adequate provision for the payment of, all taxes and assessments which are shown pursuant to such returns or are required to be shown thereon, including, without limitation, provider taxes, which are due and owing as of the date hereof. All such returns are complete and accurate in all respects.

         3.15     Title to Mortgaged Property. [Intentionally Deleted]
                  ---------------------------

         3.16     Priority of Mortgage. [Intentionally Deleted].
                  --------------------

         3.17 Location of Chief Executive Offices and Places of Business. The location of Borrower's chief executive offices are set forth on Exhibit "D" hereto.

         3.18 Disclosure. All information furnished or to be furnished by Borrower to Mezzanine Lender in connection with the Loan or any of the Loan Documents is, or will be at the time the same is furnished, accurate and correct in all material respects and complete insofar as completeness may be necessary to provide Mezzanine Lender with true and accurate knowledge of the subject matter.

         3.19     Trade Names. [Intentionally Deleted]
                  -----------

         3.20 ERISA. As of the date hereof and throughout the term of this Agreement,


                  (a) Borrower is not an "employee  benefit plan," as defined in
Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), subject to Title I of

ERISA, and none of the assets of Borrower will constitute "plan assets" (within the meaning of Department of Labor Regulation Section 2510.3-101) of one or more such plans, and

                  (b) Borrower will not be a "governmental plan" within the meaning of Section 3(32) of ERISA, and transactions by or with Borrower will not be subject to state statutes regulating investments of, and fiduciary obligations with respect to, governmental plans.

                  The execution and delivery of the Loan Documents and the borrowing of indebtedness hereunder do not constitute a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"). Borrower shall not engage in a non-exempt prohibited transaction described in Section 406 of ERISA or Section 4975 of the Code, as such sections relate to Borrower, or in any transaction that would cause any obligation or action taken or to be taken hereunder (or the exercise by Mezzanine Lender of any of its rights under the Loan Documents) to be a non-exempt prohibited transaction under ERISA.

         3.21 Ownership. The ownership interests of the Persons owning Borrower and each of the respective interests in Borrower are correctly and accurately set forth on Exhibit "F" hereto.

         3.22     Compliance With Applicable Laws. [Intentionally Deleted]
                  -------------------------------

         3.23 Solvency. Borrower is currently solvent for purposes of 11 U.S.C.ss.548, and the borrowing of the Loan will not render Borrower currently insolvent for purposes of 11 U.S.C.ss.548.

         3.24     Management Agreement. [Intentionally Deleted]
                  --------------------

         3.25 Other Indebtedness. Borrower has no outstanding Indebtedness, secured or unsecured, direct or contingent (including any guaranties), other than the Loan.

         3.26 Other Obligations. Except as evidenced by the Loan Documents, Borrower has no material financial obligation under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which Borrower is a party or by which Borrower is otherwise bound.

         3.27 Fraudulent Conveyances. Borrower (a) has not entered into this Agreement or any of the other Loan Documents with the actual intent to hinder, delay, or defraud any creditor and (b) has received reasonably equivalent value in exchange for its obligations under the Loan Documents. Giving effect to the transactions contemplated by the Loan Documents, the fair saleable value of Borrower's assets exceeds and will, immediately following the execution and delivery of the Loan Documents, be greater than Borrower's probable liabilities, including the maximum amount of its contingent liabilities or its debts as such debts become absolute and mature. Borrower's assets do not and, immediately following the execution and delivery of the Loan Documents will not, constitute unreasonably small capital to carry out its business as conducted or as proposed to be conducted. Borrower does not intend to incur debts and liabilities (including, without limitation, contingent liabilities and other commitments) beyond its ability to pay such debts as they mature (taking into account the timing and amounts to be payable on or in respect of obligations of Borrower).

         3.28 No Change in Facts or Circumstances. All information in any application for the Loan submitted by Borrower to Mezzanine Lender (the "Loan Application") and in all financial statements, rent rolls, reports, certificates and other documents submitted in connection with the Loan Application are complete and accurate in all material respects as of the date hereof. There has been no material adverse change in any fact or circumstance known to Borrower on the date hereof that would cause any such information or certificates to be incomplete or inaccurate after the date hereof.

         3.29     Utilities and Public Access. [Intentionally Deleted]


                                   ARTICLE IV
                   MORTGAGOR'S REPRESENTATIONS AND WARRANTIES

         To induce Mezzanine Lender to enter into this Agreement, and to make the Loan to Borrower, Mortgagor represents and warrants to Mezzanine Lender as follows:

         4.1 Existence, Power and Qualification. Mortgagor is a duly organized and validly existing Delaware corporation, has the corporate power to own its properties and to carry on its business as is now being conducted, and is duly qualified to do business and is in good standing in every jurisdiction in which the character of the properties owned by it or in which the transaction of its business makes its qualification necessary.

         4.2 Power and Authority. Mortgagor has full corporate power and authority to incur the Loan Obligations provided for herein, all of which have been authorized by all proper and necessary action. All consents, approvals, authorizations, orders or filings of or with any court or governmental agency or body, if any, required for the execution, delivery and performance of the Loan Documents by Mortgagor have been obtained or made.

         4.3 Due Execution and Enforcement. Each of the Loan Documents to which Mortgagor is a party constitutes a valid and legally binding obligation of Mortgagor, enforceable in accordance with its respective terms (except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium, or other laws relating to the rights of creditors generally and by general principles of equity) and does not violate, conflict with, or constitute any violation of any law, government regulation, decree, judgment, Mortgagor's articles of organization/ incorporation, partnership or operating agreement or by-laws, as applicable, or any other agreement or instrument binding upon Mortgagor.

         4.4      Single Purpose Entity.  Mortgagor is a Single Purpose Entity.
                  ---------------------

         4.5      Pending Matters.
                  ---------------

                  (a) Operating. No action or investigation is pending or, to the best of Mortgagor's knowledge, threatened before or by any court or administrative agency which might result in an Event of Default after the giving of any required notice and the expiration of all applicable cure periods. Mortgagor is not in violation of any agreement, the violation of which might reasonably be expected to result in an Event of Default after the giving of any required notice and the expiration of all applicable cure periods, and Mortgagor is not in violation of any order, judgment, or decree of any court, and has no knowledge of violation by the Mortgagor of any statute or governmental regulation to which it is subject.

                  (b) Land and Improvements. There are no proceedings pending, or, to the best of Mortgagor's knowledge, threatened, to acquire through the exercise of any power of condemnation, eminent domain or similar proceeding any part of the Land, the Improvements or any interest therein, or to enjoin or similarly prevent or restrict the use of the Land or the operation of the Facility in any manner. None of the Improvements is subject to any unrepaired casualty or other damage other than as previously disclosed to Mezzanine Lender in writing, including without limitation anything disclosed in the written reports of Property Solutions, Incorporated provided to Mezzanine Lender.

         4.6 Financial Statements Accurate. All financial statements heretofore or hereafter provided by Mortgagor are and will be true and complete in all material respects as of their respective dates and fairly present the financial condition of Mortgagor, and there are no material liabilities, direct or indirect, fixed or contingent, as of the respective dates of such statements which are not reflected therein or in the notes thereto or in a written certificate delivered with such statements. The financial statements of Mortgagor have been prepared in accordance with GAAP. There has been no material adverse change in the financial condition of Mortgagor since the dates of such statements except as fully disclosed in writing with the delivery of such statements. All financial statements of the operations of the Mortgagor heretofore or hereafter provided to Mezzanine Lender are and will be true and complete in all material respects as of their respective dates.

         4.7 Compliance with Facility Laws. The Mortgagor is the lawful owner of all Permits for the Facility, including, without limitation, the Certificate of Need, if applicable, which (a) are in full force and effect, (b) constitute all of the permits, licenses and certificates required for the use, operation and occupancy thereof, (c) have not been pledged as collateral for any other loan or Indebtedness, except the First Mortgage Loan, (d) are held free from any restriction or any encumbrance which would materially adversely affect the use or operation of the Facility and (e) are not provisional or probationary in any way. Mortgagor and Manager, as well as the operation of the Facility, are in compliance in all material respects with the applicable provisions of all laws, rules, regulations and published interpretations to which the Facility is subject. No waivers of any laws, rules, regulations, or requirements (including, but not limited to, minimum foot requirements per unit) are required for the Facility to operate at the current licensed unit capacity. All Reimbursement Contracts are in full force and effect with respect to the Facility, and Mortgagor and Manager are in good standing with all the respective agencies governing such applicable Facility licenses, program certification and Reimbursement Contracts. Mortgagor and Manager are current in the payment of all so-called provider specific taxes or other assessments with respect to such Reimbursement Contracts. Mortgagor will maintain the Certificate of Need, if applicable, and/or any required Permits in full force and effect. Provided that there are no projects under development that require a Certificate of Need, in the event Mezzanine Lender acquires the Facility through foreclosure or otherwise, neither Mezzanine Lender nor a subsequent manager, a subsequent lessee or any subsequent purchaser (through foreclosure or otherwise) must obtain a Certificate of Need prior to applying for and receiving a license to operate the Facility and certification to receive Medicare and Medicaid payments (and its successor programs) for patients and/or residents having coverage thereunder provided no service or unit complement is changed

         4.8 Maintain Unit Capacity. Neither Mortgagor nor Manager has granted to any third party the right to reduce the number of licensed units in the Facility or to apply for approval to transfer the right to any or all of the licensed Facility units to any other location.

         4.9 Independent Director. An Independent Director is a member of the board of directors of the Mortgagor.

         4.10 Third Party Payors. There is no pending or, to the best of Mortgagor's knowledge threatened, revocation, suspension, termination, probation, restriction, limitation, or nonrenewal affecting Mortgagor, Manager or the Facility of any participation or provider agreement with any third-party payor, including Medicare, Medicaid, Blue Cross and/or Blue Shield, and any other private commercial insurance managed care and employee assistance program (such programs, the "Third-Party Payors' Programs") to which Mortgagor or Manager presently is subject. All Medicare (if any), Medicaid (if any) and private insurance cost reports and financial reports submitted by Mortgagor or Manager are and will be materially accurate and complete and have not been and will not be misleading in any material respects. No cost reports for the Facility remain unsettled except as otherwise disclosed to First Mortgage Lender.

         4.11 Governmental Proceedings and Notices. Neither Mortgagor nor Manager nor the Facility is currently the subject of any proceeding by any governmental agency, and no notice of any violation has been received from a governmental agency that would, directly or indirectly, or with the passage of time:

                  (a) have a material adverse impact on Mortgagor's ability to accept and/or retain residents or result in the imposition of a fine related to any of the Facilities, a sanction, a lower rate certification or a lower reimbursement rate for services rendered to eligible residents for the Facilities;

                  (b) modify, limit or annul or result in the transfer, suspension, revocation or imposition of probationary use of any of the Permits; or

                  (c) affect Mortgagor's continued participation in the Medicare or Medicaid programs or any other Third-Party Payors' Programs, or any successor programs thereto, at current rate certifications.

         4.12 Physical Plant Standards. The Facility and the use thereof comply in all material respects with all applicable local, state and federal building codes, fire codes, health care, nursing/assisted living/senior housing facility (as applicable) and other similar regulatory requirements (the "Physical Plant Standards"), and no waivers of Physical Plant Standards exist at the Facility.

         4.13 Pledge of Receivables. Mortgagor has not pledged its Accounts as collateral security for any loan or Indebtedness other than, if applicable, the First Mortgage Loan.

         4.14 Payment of Taxes and Property Impositions. Mortgagor has filed all federal, state, and local tax returns which it is required to file and has paid, or made adequate provision for the payment of, all taxes and assessments which are shown pursuant to such returns or are required to be shown thereon, including, without limitation, provider taxes, which are due and owing as of the date hereof. All such returns are complete and accurate in all respects. Mortgagor has paid or made adequate provision for the payment of all applicable water and sewer charges, ground rents (if applicable) and Taxes (as defined in the Mortgage) with respect to the Land and/or the Improvements which are due and owing as of the date hereof.

         4.15 Title to Mortgaged Property. Mortgagor has good and marketable title to all of the Mortgaged Property, subject to no lien, mortgage, pledge, encroachment, zoning violation, or encumbrance, except the First Mortgage and Permitted Encumbrances which do not materially interfere with the security intended to be provided by the Mortgage or the current use or operation of the Land and the Improvements or the current ability of the Facility to generate net operating income sufficient to service the Loan. All Improvements situated on the Land are situated wholly within the boundaries of the Land. In addition, Mortgagor shall obtain one or more currently dated title policies issued by the title insurer, insuring ownership of the fee interest in the Mortgage Property, subject to matters acceptable to the Mezzanine Lender, with a copy of each such title policy to be delivered to Mezzanine Lender on the Closing Date. Mortgagor shall execute and deliver on the Closing Date such affidavits and indemnities as are required by the title insurer to issue the mortgagee's title policy and all endorsements thereto required by Mezzanine Lender. In the event that Mezzanine Lender exercises its right to foreclose on the Mortgage Property granted under the Mortgage following an Event of Default, Mortgagor shall (and hereby covenants and agrees that it will) execute and deliver such further affidavits and indemnities as may be required by the title insurer to issue endorsements required by Mezzanine Lender in connection with issuance of a owner's title policy pursuant to any open commitment.

         4.16 Priority of Mortgage. The Mortgage constitutes a valid second lien against the real and personal property described therein, prior to all other liens or encumbrances, including those which may hereafter accrue, excepting only the First Mortgage and Permitted Encumbrances which do not and will not materially and adversely affect the security (and its value) intended to be provided by the Mortgage or the current use of the Land and the Improvements.

         4.17 Location of Chief Executive Offices and Places of Business. The location of Mortgagor's chief executive offices are set forth on Exhibit "E" hereto. Mortgagor has no place(s) of business other than the locations of each Facility.

         4.18 Disclosure. All information furnished or to be furnished by Mortgagor to Mezzanine Lender in connection with the Loan or any of the Loan Documents is, or will be at the time the same is furnished, accurate and correct in all material respects and complete insofar as completeness may be necessary to provide Mezzanine Lender with true and accurate knowledge of the subject matter.

         4.19 Trade Names. Each Facility operates under the respective tradename listed on Exhibit "B".


         4.20 ERISA. As of the date hereof and throughout the term of this Agreement,

                  (a) Mortgagor is not an "employee benefit plan," as defined in
Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), subject to Title I of ERISA, and none of the assets of Mortgagor will constitute "plan assets" (within the meaning of Department of Labor Regulation
Section 2510.3-101) of one or more such plans, and

                  (b) Mortgagor will not be a "governmental plan" within the meaning of Section 3(32) of ERISA, and transactions by or with Mortgagor will not be subject to state statutes regulating investments of, and fiduciary obligations with respect to, governmental plans.

                  The execution and delivery of the Loan Documents and the borrowing of indebtedness hereunder do not constitute a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"). Mortgagor shall not engage in a non-exempt prohibited transaction described in Section 406 of ERISA or Section 4975 of the Code, as such sections relate to Mortgagor, or in any transaction that would cause any obligation or action taken or to be taken hereunder (or the exercise by Mezzanine Lender of any of its rights under the Loan Documents) to be a non-exempt prohibited transaction under ERISA.

         4.21 Ownership. The ownership interests of the Persons owning Mortgagor and each of the respective interests in Mortgagor are correctly and accurately set forth on Exhibit "G" hereto.

         4.22 Compliance With Applicable Laws. The Facility and its operations and the Land and Improvements comply in all material respects with all covenants and restrictions of record and applicable laws, ordinances, rules and regulations, including, without limitation, the Americans with Disabilities Act and the regulations thereunder, and all laws, ordinances, rules and regulations relating to zoning, setback requirements and building codes and there are no waivers of any building codes currently in existence for the Facility. No proceedings are pending or to the best knowledge of Mortgagor and Guarantor, threatened, which would result in a change of zoning of the Land and the Facility. The existing use of the Facility is consistent with the zoning classification of the Facility or is a legal non-conforming use that is permitted notwithstanding any inconsistency with such classification.

         4.23     Solvency. [Intentionally Deleted]
                  --------

         4.24     Management Agreement.  The Management Agreement is in full
force  and  effect,   and  there  are  no   defaults   (either   monetarily   or
non-monetarily) by Manager or Mortgagor thereunder.

         4.25 Other Indebtedness. Mortgagor has no outstanding Indebtedness, secured or unsecured, direct or contingent (including any guaranties), other than (a) the First Mortgage Loan, and (b) indebtedness which represents trade payables or accrued expenses incurred in the ordinary course of business (based on historical amounts and payable within 90 days of the date incurred) of owning and operating the Mortgaged Property; no other debt incurred by Mortgagor after the date hereof will be secured (senior, subordinate or pari passu) by the Mortgaged Property except the indebtedness evidenced by the First Mortgage Loan.

         4.26 Other Obligations. Mortgagor has no material financial obligation under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which Mortgagor is a party or by which Mortgagor or the Mortgaged Property is otherwise bound, other than obligations incurred in the ordinary course of the operation of the Mortgaged Property, other than obligations under the Mortgage and the other Loan Documents, and other than the obligations under the First Mortgage Loan Documents.

         4.27 Fraudulent Conveyances. Mortgagor (a) has not entered into this Agreement or any of the other Loan Documents with the actual intent to hinder, delay, or defraud any creditor and (b) has received reasonably equivalent value in exchange for its obligations under the Loan Documents. Giving effect to the transactions contemplated by the Loan Documents, the fair saleable value of Mortgagor's assets exceeds and will, immediately following the execution and delivery of the Loan Documents, be greater than Mortgagor's probable liabilities, including the maximum amount of its contingent liabilities or its debts as such debts become absolute and mature. Mortgagor's assets do not and, immediately following the execution and delivery of the Loan Documents will not, constitute unreasonably small capital to carry out its business as conducted or as proposed to be conducted. Mortgagor does not intend to incur debts and liabilities (including, without limitation, contingent liabilities and other commitments) beyond its ability to pay such debts as they mature (taking into account the timing and amounts to be payable on or in respect of obligations of Mortgagor).

         4.28 No Change in Facts or Circumstances. All information in any application for the Loan submitted by Mortgagor to Mezzanine Lender (the "Loan Application") and in all financial statements, rent rolls, reports, certificates and other documents submitted in connection with the Loan Application are complete and accurate in all material respects as of the date hereof. There has been no material adverse change in any fact or circumstance known to Mortgagor on the date hereof that would cause any such information or certificates to be incomplete or inaccurate after the date hereof.

         4.29 Utilities and Public Access. The Facility has adequate rights of access to public ways and is served by adequate water, sewer, sanitary sewer and storm drain facilities as are adequate for full utilization of the Facility for its current purpose. Except as otherwise disclosed by the surveys delivered to Mezzanine Lender prior to the Closing Date, all public utilities necessary to the continued use and enjoyment of the Facility as presently used and enjoyed are located in the public right-of-way abutting the Facility, and all such utilities are connected so as to serve the Facility either (i) without passing over other property or, (ii) if such utilities pass over other property, pursuant to valid easements. All roads necessary for the full utilization of the Facility for its current purpose have been completed and dedicated to public use and accepted by all Governmental Authorities or are the subject of access easements for the benefit of the Facility.

         4.30 Execution of Documents. Neither the execution and delivery of the other Loan Documents to which Mortgagor is a party, Mortgagor's performance thereunder, nor the recordation of the Mortgage, will adversely affect the Permits.

         4.31 Facility Condition. Except as disclosed to First Mortgage Lender in connection with its making of the First Mortgage Loan, the Facility is in good and habitable condition and there are no deficiencies in the repair or maintenance of the Property that threaten the health or safety of its residents and their invited guests. There is no material uncured violation at the Property of any building or housing code or similar law or ordinance, and the physical configuration of the Property is not in material violation of the Americans With Disabilities Act.

                                    ARTICLE V
                        AFFIRMATIVE COVENANTS OF BORROWER

         Borrower agrees with and covenants unto Mezzanine Lender that until the Loan Obligations have been paid in full, Borrower shall:

         5.1 Payment of Loan/Performance of Loan Obligations. Duly and punctually pay or cause to be paid the principal and interest of the Note in accordance with its terms and duly and punctually pay and perform or cause to be paid or performed all Loan Obligations hereunder and under the other Loan Documents.

         5.2 Maintenance of Existence. Maintain its existence as a Delaware corporation, and, in each jurisdiction in which the character of the property owned by it or in which the transaction of its business makes qualification necessary, maintain good standing.

         5.3      Maintenance of Single Purpose/Independent Director.
                  --------------------------------------------------

                  (a) Maintain its existence as a Single Purpose Entity; and

                  (b) At all times cause there to be at least one duly appointed Independent Director as a member of the board of directors of Borrower.

         5.4 Accrual and Payment of Taxes. During each fiscal year, make provision for the payment in full of all current tax liabilities of all kinds including, without limitation, federal and state income taxes, franchise taxes, payroll taxes, all required withholding of income taxes of employees, all required old age and unemployment contributions, and all required payments to employee benefit plans, and pay the same when they become due.

         5.5      Insurance.  [Intentionally Deleted]
                  ---------

         5.6      Proceeds of Insurance or Condemnation. [Intentionally Deleted]
                  -------------------------------------

         5.7 Financial and Other Information. Provide Mezzanine Lender, and cause Guarantor to provide to Mezzanine Lender, at its address set forth in
Section 11.11, the following financial statements and information during the term of the Loan:

                  (a) Within one hundred twenty (120) days after the end of each fiscal year of the Guarantor, audited financial statements of the operations of the Guarantor, Capital Senior Properties, and Borrower prepared on a consolidated basis and in accordance with GAAP by a nationally recognized accounting firm or independent certified public accounting firm acceptable to the Mezzanine Lender, which statements shall include a balance sheet and a statement of income and expenses for the year then ended. In lieu thereof, Guarantor may submit to Mezzanine Lender, upon its filing thereof, a copy of its Form 10-K as filed with the United States Securities and Exchange Commission.

                  (b)      [Intentionally Deleted]

                  (c) Within one hundred twenty (120) days after the end of each fiscal year of Triad II Limited Partnership, audited financial statements of the operations of Triad II Limited Partnership, prepared in accordance with GAAP by a regionally recognized accounting firm or independent certified public accounting firm acceptable to Mezzanine Lender, which acceptance shall not be unreasonably withheld, and which statements shall include a balance sheet and a statement of income and expenses for the year then ended.

                  (d)      [Intentionally Deleted]

                  (e)      [Intentionally Deleted]

                  (f) Within forty-five (45) days after the end of each fiscal quarter (except the last fiscal quarter) of the Borrower, unaudited interim financial statements of the operations of the Borrower, certified as true and correct in all material respects by a financial officer of Borrower, prepared in accordance with GAAP, which statements shall include a balance sheet and statement of income and expenses for the quarter then ended.

                  (g) Within forty-five (45) days after the end of each fiscal quarter (except the last fiscal quarter) of Guarantor, unaudited interim financial statements of the operations of Guarantor, certified as true and correct in all material respects by a financial officer of Guarantor prepared in accordance with GAAP, which statements shall include a balance sheet and a statement of income and expenses for the quarter then ended. In lieu of its obligations hereunder, Guarantor may submit to Mezzanine Lender a copy of its Form 10-Q as filed by Guarantor with the United States Securities and Exchange Commission.

                  (h)      [Intentionally Deleted]

                  (i)      [Intentionally Deleted]

                  (j) If requested by Mezzanine Lender, within thirty (30) days after the filing deadline, as may be extended from time to time, copies of all federal, state and local tax returns of Borrower (which may be consolidated into those returns of Guarantor) and Guarantor, together with all supporting documentation and required schedules.

                  (k)      [Intentionally Deleted]

                  (l)      [Intentionally Deleted]

                  (m) Within forty-five (45) days after the end of each fiscal quarter of Triad II Limited Partnership, unaudited interim financial statements of the operations of Triad II Limited Partnership and of the operations of any assets owned by Triad II Limited Partnership, certified as true and correct in all material respects by an officer of the general partner of Triad II Limited Partnership, prepared in accordance with GAAP, which statements shall include a balance sheet and statement of income and expenses for the quarter then ended.

                  (n) Within forty-five (45) days after the end of each fiscal quarter of Capital Senior Properties, internally prepared interim financial statements of operations of Capital Senior Properties, certified as true and correct in all material respects by a financial officer of Capital Senior Properties, prepared in accordance with GAAP, which statements shall include a balance sheet and statement of income and expenses for the quarter then ended.

         The Mezzanine Lender further reserves the right to require such other financial information of Borrower, Guarantor, Triad II Limited Partnership and/or Capital Senior Properties, at such other times (including monthly or more frequently) as it shall deem necessary, in its commercially reasonable discretion. All financial statements must be in such form and detail as the Mezzanine Lender shall from time to time request, in its commercially reasonable discretion.

         5.8 Compliance Certificate. At the time of furnishing the quarterly operating statements required under Section 5.7(f) herein, furnish to Mezzanine Lender a compliance certificate in the form attached hereto as Exhibit "H" executed by a financial officer of Borrower.

         5.9      Books and Records. [Intentionally Deleted]
                  -----------------

         5.10 Payment of Indebtedness. Duly and punctually pay or cause to be paid all other Indebtedness now owing or hereafter incurred by Borrower in accordance with the terms of such Indebtedness, except such Indebtedness owing to those other than Mezzanine Lender which is being contested in good faith and with respect to which any execution against properties of Borrower has been effectively stayed and for which reserves and collateral for the payment and security thereof have been established in sufficient amounts as determined by Mezzanine Lender in its sole commercially reasonable discretion.

         5.11 Records of Accounts. Maintain all records, including records pertaining to the Accounts of Borrower, at the principal place of business of Borrower as set forth in this Agreement.

         5.12     Conduct of Business. [Intentionally Deleted]
                  -------------------

         5.13     Periodic Surveys. [Intentionally Deleted]
                  ----------------

         5.14     Debt Service Coverage Requirements.  [Intentionally Deleted]
                  ----------------------------------

         5.15     Occupancy.  [Intentionally Deleted]
                  ---------

         5.16     Capital Expenditure.  [Intentionally Deleted]
                  -------------------

         5.17     Management Agreement. [Intentionally Deleted]
                  --------------------

         5.18     Updated Appraisals. [Intentionally Deleted]
                  ------------------

         5.19     Comply with Covenants and Laws. [Intentionally Deleted]
                  ------------------------------

         5.20 Taxes and Other Charges. Subject to Borrower's right to contest the same as set forth in Section 9(c) of the Mortgage, pay all taxes, assessments, charges, claims for labor, supplies, rent, and other obligations which, if unpaid, might give rise to a Lien against real or personal property of the Borrower.

         5.21 Commitment Letter. Provide all items and pay all amounts required by the Commitment Letter. If any term of the Commitment Letter shall conflict with the terms of this Agreement, this Agreement shall govern and control. As to any matter contained in the Commitment Letter, and as to which no mention is made in this Agreement or the other Loan Documents, the Commitment Letter shall continue to be in effect and shall survive the execution of this Agreement and all other Loan Documents.

         5.22 Certificate. Upon Mezzanine Lender's reasonable written request, furnish Mezzanine Lender with a certificate stating that Borrower, to its knowledge, has complied with and is in compliance with all terms, covenants and conditions of the Loan Documents to which Borrower is a party and that there exists no Default or Event of Default or, if such is not the case, that one or more specified events have occurred, and that the representations and warranties contained herein are true and correct with the same effect as though made on the date of such certificate.

         5.23     Capital Improvements Escrow.  [Intentionally Deleted].
                  ---------------------------

         5.24 Notice of Fees or Penalties. Promptly notify Mezzanine Lender, upon Borrower's knowledge thereof, of the assessment by any state or any Medicare, Medicaid, health or licensing agency of any fines or penalties against Borrower, Manager, or the Facility.

         5.25 Loan Closing Certification. Immediately notify Mezzanine Lender in writing, in the event any representation or warranty contained in that certain Loan Closing Certification of even date herewith, executed by Borrower and Mortgagor for the benefit of Mezzanine Lender, becomes untrue or there shall have been any material adverse change in any such representation or warranty.

         5.26     ERISA.   As of the date hereof and throughout the term of this
Agreement,


                  (a) Borrower will not be an "employee benefit plan," as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), subject to Title I of ERISA, and none of the assets of Borrower will constitute "plan assets" (within the meaning of Department of Labor Regulation Section 2510.3-101) of one or more such plans, and

                  (b) Borrower will not be a "governmental plan" within the meaning of Section 3(32) of ERISA, and transactions by or with Borrower will not be subject to state statutes regulating investments of, and fiduciary obligations with respect to, governmental plans.

                  Borrower shall not engage in a non-exempt prohibited transaction described in Section 406 of ERISA or Section 4975 of the Code, as such sections relate to Borrower, or in any transaction that would cause any obligation or action taken or to be taken hereunder (or the exercise by Mezzanine Lender of any of its rights under the Loan Documents) to be a non-exempt prohibited transaction under ERISA.

         5.27 Further Assurances. Borrower shall, at Borrower's sole cost and expense:

                  (a) upon Mezzanine Lender's request therefor given from time to time after the occurrence of any Default or Event of Default, pay for reports of Uniform Commercial Code ("UCC"), federal tax lien, state tax lien, judgment and pending litigation searches with respect to Borrower and Guarantor;

                  (b) furnish to Mezzanine Lender instruments, documents, certificates, and agreements, and each and every other document, certificate, agreement and instrument required of Borrower to be furnished pursuant to the terms of the Loan Documents; and

                  (c) do and execute, and cause Guarantor to do and execute, all such further lawful acts, conveyances and assurances for the better and more effective carrying out of the intents and purposes of this Agreement and the other Loan Documents, as Mezzanine Lender shall require from time to time in its commercially reasonable discretion.

         5.28 Entity Status. Borrower will (i) continue to comply with the provisions of all of its organizational documents, and the laws of the state in which such entity was formed and (ii) enter into such amendments and modifications to such organizational documents as may reasonably be required by Mezzanine Lender or any Rating Agency. All customary formalities regarding the entity existence of Borrower will continue to be observed.

         5.29 Assumptions in Non-Consolidation Opinion. Borrower shall conduct its business so that the assumptions made in that certain substantive nonconsolidation opinion letter dated the date hereof, delivered by counsel in connection with the Loan shall be true and correct in all material respects.

         5.30 Establishment of Debt Reserve Fund. Borrower will establish at closing and maintain during the term of the Loan, a debt reserve fund (the "Debt Reserve Fund") in an amount equal to $533,500.00 which Debt Reserve Fund may not be used by Borrower to make debt service payments under the Loan. The Debt Reserve Fund shall be invested in an interest bearing investment account offered by a financial institution approved by Mezzanine Lender in its commercially reasonable discretion ("Debt Reserve Fund Holder"). Mezzanine Lender and Borrower agree that all interest which shall accrue on the Debt Reserve Fund shall remain in the Debt Reserve Fund to be disbursed quarterly to Borrower provided that there is no outstanding Default or Event of Default. Borrower will grant to Mezzanine Lender a first lien security interest in the Debt Reserve Fund as collateral for repayment of the Loan. Mezzanine Lender, Borrower and the Debt Reserve Fund Holder shall enter in a pledge agreement, the form and substance of which must be approved by Mezzanine Lender in its sole discretion, governing Mezzanine Lender's rights and remedies with respect to Mezzanine Lender's first lien in the Debt Reserve Fund. Mezzanine Lender shall promptly release its first lien security interest in the Debt Reserve Fund at such time as the original principal balance of the Loan has been reduced by at least $2,425,000.00 and the original principal amount of the Pool C Loan has been reduced by at least $2,575,000.00. At the time of its release of its first lien security interest in the Debt Reserve Fund in accordance hereof, upon Borrower's written request, Mezzanine Lender shall direct the Debt Reserve Fund Holder to wire transfer the Debt Reserve Fund to Borrower.

         5.31 Triad II Limited Partnership Documentation. Borrower shall cause Guarantor to provide Mezzanine Lender with (i) certified copies (by the appropriate officer of the general partner of Triad II Partnership) of the limited partnership agreement and certificate of limited partnership evidencing the Triad II Limited Partnership, (ii) certified copies of any loan documents evidencing any loan made to Triad II Limited Partnership from any source whatsoever, including without limitation, Key Capital and Capital Senior Properties, (iii) appraisals of the Triad Facilities as approved by Mezzanine Lender in its commercially reasonable discretion, (iv) certified pro-forma budgets as submitted to Key Capital in connection with its construction financing for the Triad Facilities and (v) an estoppel certificate executed by Key Capital certifying, among other things, the unpaid principal balance of any construction financing relating to the Triad Facilities.

         5.32 Capital Senior Properties Documentation. Borrower shall cause Capital Senior Properties to provide to Mezzanine Lender (i) certified copies of the Triad II Notes and any other document evidencing and/or securing the indebtedness represented thereby (ii) certified copies of its organizational documents and evidence of its good standing in the State of its formation and in the State where the Triad Facilities are located and (iii) any consents and resolutions required or deemed necessary under its organizational documents or under the agreement governing the Triad II Limited Partnership in connection with Mezzanine Lender's first lien security interest in and assignment of (a) one hundred percent (100%) of the legal and beneficial interests of Capital Senior Properties in the Triad II Partnership and (b) one hundred percent (100%) of the legal and beneficial interests of Capital Senior Properties in the Triad II Notes. Borrower shall also provide to Mezzanine Lender, evidence satisfactory to Mezzanine Lender in its sole discretion, that the outstanding principal balance of the Triad II Notes, in the aggregate, is not less than $11,200,000.00. Furthermore, Borrower shall cause Capital Senior Properties to provide to Mezzanine Lender, a certified copy of that certain

Subordination Agreement between Capital Senior Properties and Key Corporate Capital, Inc. dated January 19, 1999 as described in the Triad Notes.

         5.33 Cap Assignment: Delivery of Cap Payments. Assign the Cap in effect from time to time pursuant to this Agreement to Mezzanine Lender pursuant to the Cap Assignment, which Cap Assignment must be reasonably acceptable in form and content to Mezzanine Lender.

         5.34 Performance Under Cap Documents. Fully comply with, and to otherwise perform when due, its obligations under, all Cap Documents and all other agreements evidencing, governing or securing any Cap arrangement. The Borrower shall not exercise, without Mezzanine Lender's prior written consent, and shall exercise at Mezzanine Lender's direction, any rights or remedies under any Cap Documents, including without limitation the right of termination.

                                   ARTICLE VI
                       AFFIRMATIVE COVENANTS OF MORTGAGOR

         Mortgagor agrees with and covenants unto Mezzanine Lender that until the Loan Obligations have been paid in full, Mortgagor shall:

         6.1 Performance of Loan Obligations. Duly and punctually perform all Loan Obligations required of it under the Loan Documents.

         6.2 Maintenance of Existence. Maintain its existence as a Delaware corporation, and, in each jurisdiction in which the character of the property owned by it or in which the transaction of its business makes qualification necessary, maintain good standing.

         6.3      Maintenance of Single Purpose.
                  -----------------------------

                  (a) Maintain its existence as a Single Purpose Entity; and

                  (b) At all times cause there to be at least one duly appointed Independent Director as a member of the board of directors of Mortgagor.

         6.4 Accrual and Payment of Taxes. During each fiscal year, make provision for the payment in full of all current tax liabilities of all kinds including, without limitation, federal and state income taxes, franchise taxes, payroll taxes, all required withholding of income taxes of employees, all required old age and unemployment contributions, and all required payments to employee benefit plans, and pay the same when they become due.

         6.5 Insurance. Maintain, at its expense, the following insurance coverages and policies with respect to the Mortgaged Property and the Facility, which coverages and policies must be acceptable to Mezzanine Lender's insurance consultant in its sole discretion and with coverage amounts acceptable to Mezzanine Lender's insurance consultant in its commercial reasonable discretion:

                  (a) Comprehensive "all risk" insurance, including coverage for windstorms and hail, in an amount equal to 100% of the full replacement cost of the Facility, which replacement cost shall be determined by the "Insurable Value" or "Cost Approach to Value" reflected in the most recent Mezzanine Lender approved appraisal for the Facility, without deduction for depreciation. Such insurance shall also include (a) agreed insurance amount endorsement waiving all co-insurance provisions, and (b) an "Ordinance or Law Coverage" endorsement if the Facility or the use thereof shall constitute a legal non-conforming structure or use.

                  (b) Commercial general liability insurance against claims for sexual harassment, abuse of residents, personal injury, bodily injury, death or property damage, in or about the Facility to be on a so-called "occurrence" basis for at least $1,000,000.00 per occurrence and $2,000,000.00 in the aggregate with a $25,000,000.00 umbrella coverage.

                  (c) Professional liability insurance against claims for personal injury, bodily injury or death, in or about the Facility to be on a so-called "occurrence" basis for at least $1,000,000.00 per occurrence and $2,000,000.00 in the aggregate with a $25,000,000 umbrella coverage and insuring Borrower for acts occurring prior to the date of this Agreement.

                  (d) Business interruption income insurance for the Facility in an amount equal to 100% of the net income plus carrying costs and extraordinary expenses of the Facility for a period of twelve (12) months as projected by Mezzanine Lender, containing a 120-day extended period of indemnity endorsement.

                  (e) Flood Hazard insurance if any portion of the Improvements is located in a federally designated "special flood hazard area" and in which flood insurance is available. In lieu thereof, Mezzanine Lender will accept proof, satisfactory to it in its commercially reasonable discretion, that the Improvements are not within the boundaries of a designated area.

                  (f) Workers' compensation insurance, if applicable and required by state law, subject to applicable state statutory limits, and employer's liability insurance with a limit of $1,000,000.00 per accident and per disease per employee with respect to the Facility.

                  (g) Comprehensive boiler and machinery insurance, including property damage coverage and time element coverage in an amount equal to 100% of the full replacement cost, without deduction for depreciation, of the Facility housing the machinery, if steam boilers, pipes, turbines, engines or any other pressure vessels are in operation with respect to the Facility. Such insurance coverage shall include a "joint loss" clause if such coverage is provided by an insurance carrier other than that which provides the comprehensive "all risk" insurance described above.

                  (h) During the period of any construction and/or renovation of capital improvements with respect to the Facility or any new construction at the Facility, builder's risk insurance for any improvements under construction and/or renovation, including, without limitation, costs of demolition and increased cost of construction or renovation, in an amount equal the amount of the general contract plus the value of any existing purchase money financing for improvements and materials stored on or off the Land, including "soft cost" coverage.

                  (i) If the Facility is located in a seismically active area or an area prone to geologic instability and mine subsidence, Mezzanine Lender may require an inspection by a qualified structural or geological engineer satisfactory to Mezzanine Lender, and at Mortgagor's expense. The Facility must be structurally and geologically sound and capable of withstanding normal seismic activity or geological movement. Mezzanine Lender reserves the right to require earthquake insurance or Maximum Probable Loss insurance on a case by case basis in amounts determined by Mezzanine Lender.

                  (j) Such other insurance coverage as may be deemed necessary and as shall be provided within such time periods as Mezzanine Lender may determine, in each case, in the commercially reasonable discretion of Mezzanine Lender.

         All insurance policies shall have a term of not less than one year and shall be in the form and amount and with deductibles as, from time to time, shall be acceptable to Mezzanine Lender in its commercially reasonable discretion. All such policies shall provide for loss payable to First Mortgage Lender and subject to the terms of the First Mortgage Loan Documents, shall also be payable to Mezzanine Lender and shall contain a standard "non-contributory mortgagee" endorsement or its equivalent relating, among other things, to recovery by Mezzanine Lender notwithstanding the negligent or willful acts or omissions of Mortgagor and notwithstanding (i) occupancy or use of the Facility for purposes more hazardous than those permitted by the terms of such policy,
(ii) any foreclosure or other action taken by Mezzanine Lender pursuant to the Mortgage upon the occurrence of an Event of Default thereunder, or (iii) any change in title or ownership of the Facility.

         All insurance policies must be written by a licensed insurance carrier in the State in which the Facility is located and such insurance carrier must have a long-term senior debt rating of at least "AA" by Standard and Poor's Rating Service, provided, however, that Mortgagor shall have thirty (30) days after the Closing Date to substitute the insurance carrier providing workers' compensation insurance for the Mortgagor with a carrier having a long-term senior debt rating of at least "AA" by Standard and Poor's Rating Service.

         All liability insurance policies must name "GMAC Commercial Mortgage Corporation, Newman Financial Services, Inc., and their successors and/or assigns as their interests may appear" as additional insureds, and all property insurance policies must name "GMAC Commercial Mortgage Corporation, Newman Financial Services, Inc., and their successors and/or assigns" as the named mortgage holder entitled to all insurance proceeds. Mezzanine Lender shall have the right, without Borrower's consent, by notice to the insurance company, to change the additional insured and named mortgagee endorsements in connection with any sale of the Loan.

         All insurance policies for the above required insurance must provide for thirty (30) days prior written notice of cancellation to Mezzanine Lender.

         Policies or binders, together with evidence of the above required insurance on ACORD Form 27 or its equivalent, must be submitted to Mezzanine Lender prior to setting the interest rate on the Loan.

         With respect to insurance policies which require payment of premiums annually, not less than thirty (30) days prior to the expiration dates of the insurance policies obtained pursuant to this Agreement, Mortgagor shall pay such amount, except to the extent First Mortgage Lender or Mezzanine Lender is escrowing sums therefor pursuant to the Loan Documents. Not less than ten (10) days prior to the expiration dates of the insurance policies obtained pursuant to this Agreement, originals or certified copies of renewals of such policies (or certificates evidencing such renewals) bearing notations evidencing the payment of premiums or accompanied by other evidence satisfactory to Mezzanine Lender of such payment, which premiums shall not be paid by Mortgagor through or by any financing arrangement without Mezzanine Lender's consent (other than a financing arrangement in effect as of the Closing Date, a copy of which has been provided to Mezzanine Lender by Borrower), shall be delivered by Mortgagor to Mezzanine Lender. Mortgagor shall not carry separate insurance, concurrent in kind or form or contributing in the event of loss, with any insurance required under this Section 6.5. If the limits of any policy required hereunder are reduced or eliminated due to a covered loss, Mortgagor shall pay the additional premium, if any, in order to have the required limits of insurance reinstated, or Borrower shall purchase new insurance in the same type that existed immediately prior to the loss and in the required amount.

         If Mortgagor fails to maintain and deliver to Mezzanine Lender the original policies or certificates of insurance required by this Agreement, Mezzanine Lender may, at its option, procure such insurance and Mortgagor shall pay or, as the case may be, reimburse Mezzanine Lender for, all premiums thereon promptly, upon demand by Mezzanine Lender, with interest thereon at the Default Rate from the date paid by Mezzanine Lender to the date of repayment and such sum shall constitute a part of the Loan Obligations.

         The insurance required by this Agreement may, at the option of Mortgagor, be effected by blanket and/or umbrella policies issued to Mortgagor or to an Affiliate of Mortgagor covering the Facility and the properties of such Affiliate; provided that, in each case, the policies otherwise comply with the provisions of this Agreement and allocate to the Facility, from time to time, the coverage specified by this Agreement, without possibility of reduction or coinsurance by reason of, or damage to, any other property (real or personal) named therein. If the insurance required by this Agreement shall be effected by any such blanket or umbrella policies, Mortgagor shall furnish to Mezzanine Lender original policies or certified copies thereof, with schedules attached thereto showing the amount of the insurance provided under such policies which is applicable to the Facility.

         Neither Mezzanine Lender nor its agents or employees shall be liable for any loss or damage insured by the insurance policies required to be maintained under this Agreement; it being understood that (a) Mortgagor shall look solely to its insurance company for the recovery of such loss or damage,
(b) such insurance company shall have no rights of subrogation against Mezzanine Lender, its agents or employees, and (c) Mortgagor shall use its best efforts to procure from such insurance company a waiver of subrogation rights against Mezzanine Lender. If, however, such insurance policies do not provide for a waiver of subrogation rights against Mezzanine Lender (whether because such a waiver is unavailable or otherwise), then Mortgagor hereby agrees, to the extent permitted by law and to the extent not prohibited by such insurance policies, to waive its rights of recovery, if any, against Mezzanine Lender, its agents and employees, whether resulting from any damage to the Facility, any liability claim in connection with the Facility or otherwise. If any such insurance policy shall prohibit Mortgagor from waiving such claims, then Mortgagor must obtain from such insurance company a waiver of subrogation rights against Mezzanine Lender.

         Mortgagor appoints Mezzanine Lender as Mortgagor's attorney-in-fact to cause the issuance of an endorsement of any insurance policy to bring Mortgagor into compliance herewith and, as limited above, at Mezzanine Lender's sole option, to make any claim for, receive payment for, and execute and endorse any documents, checks or other instruments in payment for loss, theft, or damage covered under any such insurance policy; however, in no event will Mezzanine Lender be liable for failure to collect any amounts payable under any insurance policy. Mezzanine Lender will use best efforts to give Mortgagor notice prior to any action being taken by Mezzanine Lender as Mortgagor's attorney-in-fact, but failure to do so will not in any way restrict Mezzanine Lender's rights under this paragraph.

         6.6 Proceeds of Insurance or Condemnation. Subject to the prior rights of the First Mortgage Lender under the First Mortgage Loan Documents, if, after damage to or destruction of or condemnation of the Mortgaged Property (or any part thereof), the net Proceeds of insurance or condemnation (after payment of Mezzanine Lender's reasonable costs and expenses in connection with the administration thereof) are (a) less than One Hundred Thousand Dollars ($100,000) or (b) One Hundred Thousand Dollars ($100,000) or more and Mezzanine Lender agrees, at its option, to make such net Proceeds available to Mortgagor, satisfy the following conditions for the repair, restoration and replacement by Mortgagor of the Improvements, Equipment and Inventory damaged, destroyed or taken, in which case Mezzanine Lender shall make such net Proceeds available to Mortgagor on the following terms:

                  (a) The aggregate amount of all such Proceeds shall not exceed the aggregate amount of all such Loan Obligations;

                  (b) At the time of such loss or damage and at all times thereafter while Mezzanine Lender or First Mortgage Lender is holding any portion of such Proceeds, there shall exist no Default or Event of Default;

                  (c) The Improvements, Equipment, and Inventory to which loss or damage has resulted shall be capable of being restored to its preexisting condition and utility in all material respects with a value equal to or greater than that which existed prior to such loss or damage and such restoration shall be capable of being completed prior to the earlier to occur of (i) the expiration of business interruption insurance as determined by an independent inspector or (ii) the Maturity Date;

                  (d) Within forty-five (45) days from the date of such loss or damage Borrower shall have given Mezzanine Lender and First Mortgage Lender a written notice electing to have the Proceeds applied for such purpose;

                  (e) Within ninety (90) days following the date of notice under the preceding subparagraph (d) and prior to any Proceeds being disbursed to Borrower, Borrower shall have provided to Mezzanine Lender all of the following:

                          (i) complete plans and specifications for restoration,
repair and replacement of the Improvements, Equipment and Inventory damaged to the condition, utility and value required by (c) above,

                           (ii) if loss or damage exceeds Fifty Thousand Dollars
($50,000), fixed- price or guaranteed maximum cost bonded construction contracts for completion of the repair and restoration work in accordance with such plans and specifications,

                           (iii)   builder's risk insurance for the full cost of
construction with Mezzanine Lender and if applicable, First Mortgage Lender named under a standard mortgagee loss-payable clause

                           (iv)   such additional funds as in Mezzanine Lender's
and if applicable, First Mortgage Lender's reasonable opinion are necessary to complete such repair, restoration and replacement, and

                           (v)   copies of all permits and licenses necessary to
complete the work in accordance with the plans and specifications;

                  (f) Mezzanine Lender may, at Borrower's reasonable expense, retain an independent inspector to review and approve plans and specifications and completed construction and to approve all requests for disbursement, which approvals shall be conditions precedent to release of Proceeds as work progresses;

                  (g) No portion of such Proceeds shall be made available by Mezzanine Lender for architectural reviews or for any other purposes which are not directly attributable to the cost of repairing, restoring or replacing the Improvements, Equipment and Inventory to which a loss or damage has occurred unless the same are covered by such insurance;

                  (h) Borrower shall diligently pursue such work and shall complete such work prior to the earlier to occur of the expiration of business interruption insurance or the Maturity Date;

                  (i) Each disbursement by Mezzanine Lender or First Mortgage Lender of such Proceeds and deposits shall be funded subject to conditions and in accordance with disbursement procedures which a commercial construction lender would typically establish in the exercise of sound banking practices and shall be made only upon receipt of disbursement requests on an AIA G702/703 form (or similar form approved by Mezzanine Lender and, if applicable, First Mortgage Lender ) signed and certified by Borrower and, if required by Mezzanine Lender or First Mortgage Lender, their architect or general contractor with appropriate invoices and lien waivers as required by Mezzanine Lender or First Mortgage Lender; and

                  (j) Mezzanine Lender shall have a second lien on and security interest in all building materials and completed repair and restoration work and in all fixtures and equipment acquired with such Proceeds, and Borrower shall execute and deliver such mortgages, deeds of trust, security agreements, financing statements and other instruments as Mezzanine Lender shall reasonably request to create, evidence, or perfect such lien and security interest.

         In the event and to the extent that such Proceeds are One Hundred Thousand Dollars ($100,000.00) or more and not required to be used for the repair, restoration and replacement of the Improvements, Equipment and Inventory to which a loss or damage has occurred, or, if the conditions set forth herein for such application are otherwise not satisfied, then Mezzanine Lender, subject to the prior rights of the First Mortgage Lender under the First Mortgage Loan Documents, shall be entitled without notice to or consent from Mortgagor to apply such Proceeds, or the balance thereof, at Mezzanine Lender's option either
(a) to the full or partial payment or prepayment of the Loan Obligations (without premium) in the manner aforesaid or (b) to the repair, restoration and/or replacement of all or any part of such Improvements, Equipment and Inventory to which a loss or damage has occurred. Any excess Proceeds after such application by Mezzanine Lender shall be paid to Mortgagor.

         6.7 Financial and Other Information. Provide Mezzanine Lender and cause Manager to provide to Mezzanine Lender, at its address set forth in Section 8.7, the following financial statements and information during the term of the Loan:

                  (a) Within one hundred twenty (120) days after the end of each fiscal year of the Guarantor, audited financial statements of the operations of the Mortgagor and Manager prepared on a consolidated basis and in accordance with GAAP by a nationally recognized accounting firm or independent certified public accounting firm acceptable to the Mezzanine Lender, which statements shall include a balance sheet and a statement of income and expenses for the year then ended. In lieu thereof, Guarantor may submit to Mezzanine Lender, upon its filing thereof, a copy of its form 10-K, as filed with the United States Securities and Exchange Commission.

                  (b) Within one hundred twenty (120) days after the end of each fiscal year of Facility (if different from the Mortgagor) internally prepared financial statements of the operations of the Facility, prepared in accordance with GAAP, which statements shall include a balance sheet and a statement of income and expenses for the year then ended, and shall be certified as true and correct by a financial officer of Mortgagor.

                  (c) Within  forty-five  (45) days after the end of each fiscal quarter of the Facility, unaudited interim financial statements of the operations of the Facility, certified as true and correct in all material respects by a financial officer of Borrower, prepared in accordance with GAAP, which statements shall include a balance sheet, statement of income and expenses for the quarter then ended.

                  (d) Within forty-five (45) days after the end of each fiscal quarter (except the last fiscal quarter) of the Mortgagor (if different from the Facility), unaudited interim financial statements of the operations of the Mortgagor, certified as true and correct in all material respects by a financial officer of Mortgagor, prepared in accordance with GAAP, which statements shall include a balance sheet and statement of income and expenses for the quarter then ended.

                  (e) Within forty-five (45) days after the end of each fiscal quarter of Manager, unaudited interim financial statements of the operations of the Manager, certified as true and correct in all material respects by a financial officer of Manager, prepared in accordance with GAAP, which statements shall include a balance sheet and statement of income and expenses for the quarter then ended.

                  (f) If and to the extent applicable, within forty-five (45) days after the end of each fiscal quarter of Facility, a statement (which may be the same statement provided to First Mortgage Lender) of the number of unit days available and the actual resident days incurred for such quarter, together with quarterly census information of the Facility as of the end of such quarter in sufficient detail to show resident-mix (i.e., private, Medicare, Medicaid, and VA) on a daily average basis for such year through the end of such quarter, certified by a financial officer of Manager or Borrower to be true and correct, in all material respects.

                  (g) If requested by Mezzanine Lender, within thirty (30) days after the filing deadline, as may be extended from time to time, copies of all federal, state and local tax returns of Mortgagor (which may be consolidated into those returns of Guarantor), together with all supporting documentation and required schedules.

                  (h) Within five (5) days after receipt, any and all notices (regardless of form) from any and all licensing and/or certifying agencies, including but not limited to Medicaid and/or Medicare certification, that the Facility's license is being downgraded to a substandard category, revoked, or suspended, or that action is pending or being considered to downgrade to a substandard category, revoke, or suspend the Facility's license or certification.

                  (i) If and to the extent applicable, within forty-five (45) days after the end of each of Mortgagor's and Manager's fiscal quarters, and more frequently, if requested by Mezzanine Lender, an aged accounts payable report and an aged accounts receivable report for the Facility in sufficient detail to show amounts due from each class of resident-mix (i.e., private, Medicare, Medicaid, and V.A.) By the account age classifications of 30 days, 60 days, 90 days, 120 days and over 120 days.

         Mezzanine Lender reserves the right to require that the annual unaudited financial statements of the Facility be audited and prepared by a nationally recognized accounting firm or independent certified public accounting firm acceptable to Mezzanine Lender, at Mortgagor's sole cost and expense, if
(i) an Event of Default exists, (ii) if required by internal policy or by any investor in any securities backed in whole or in part by the Loan or any rating agency rating such securities, or (iii) if Mezzanine Lender has reasonable grounds to believe that such unaudited financial statements do not accurately represent the financial condition thereof.

         The Mezzanine Lender further reserves the right to require such other financial information of Mortgagor, Manager and/or the Facility at such other times (including monthly or more frequently) as it shall deem necessary, in its commercially reasonable discretion. All financial statements must be in such form and detail as the Mezzanine Lender shall from time to time request, in its commercially reasonable discretion.

         6.8 Compliance Certificate. At the time of furnishing the quarterly operating statements required under Section 6.7(d) herein, furnish to Mezzanine Lender a compliance certificate in the form attached hereto as Exhibit "I" executed by a financial officer of Mortgagor.

         6.9 Books and Records. Keep and maintain at all times at the Facility or Manager's offices, and upon Mezzanine Lender's request make available at the Facility, complete and accurate books of account and records (including copies of supporting bills and invoices) adequate to reflect correctly the results of the operation of the Facility, and copies of all written contracts, leases (if any), and other instruments which affect the Mortgaged Property, which books, records, contracts, leases (if any) and other instruments shall be subject to examination and inspection at any reasonable time by Mezzanine Lender (upon reasonable advance notice, which for such purposes only shall be given in writing, except in the case of an emergency or following an Event of Default, in which case no advance notice shall be required); provided, however, that if an Event of Default has occurred and is continuing, Mortgagor shall deliver to Mezzanine Lender upon written demand all books, records, contracts, leases (if any) and other instruments relating to the Facility or its operation and Mortgagor authorizes Mezzanine Lender to obtain a credit report on Mortgagor at any time.

         6.10 Payment of Indebtedness. Duly and punctually pay or cause to be paid all other Indebtedness now owing or hereafter incurred by Mortgagor in accordance with the terms of such Indebtedness, except such Indebtedness owing to those other than Mezzanine Lender which is being contested in good faith and with respect to which any execution against properties of Mortgagor has been effectively stayed and for which reserves and collateral for the payment and security thereof have been established in sufficient amounts as determined by Mezzanine Lender in its sole commercially reasonable discretion.

         6.11 Records of Accounts. Maintain all records, including records pertaining to the Accounts of Mortgagor, at the principal place of business of Mortgagor as set forth in this Agreement.

         6.12 Conduct of Business. Conduct, or cause Manager to conduct, the operation of the Facility at all times in a manner consistent with the level of operation of the Facility as of the date hereof, including without limitation, the following:

                  (a) to maintain the standard of care for the residents of the Facility at all times at a level necessary to ensure quality care for the residents of the Facility in accordance with customary and prudent industry standards;

                  (b) to operate the Facility in a prudent manner and in compliance in all material respects with applicable laws and regulations relating thereto and cause all Permits, Reimbursement Contracts, and any other agreements necessary for the use and operation of the Facility or as may be necessary for participation in the Medicaid, Medicare, or other applicable reimbursement programs (if any) to remain in effect without reduction in the number of licensed beds authorized for use in the Medicaid, Medicare, or other applicable reimbursement programs;

                  (c) to maintain sufficient Inventory and Equipment of types and quantities at the Facility to enable Borrower adequately to perform operations of the Facility;

                  (d) to keep all Improvements and Equipment located on or used in connection with the Facility in good repair, working order and condition, reasonable wear and tear excepted, and from time to time make all needed and proper repairs, renewals, replacements, additions, and improvements thereto to keep the same in good operating condition;

                  (e) to maintain sufficient cash in the operating accounts of the Facility in order to satisfy the working capital needs of the Facility; and

                  (f) to keep all required Permits current and in full force and effect.

         6.13 Periodic Surveys. Furnish or cause Manager to furnish to Mezzanine Lender, within twenty (20) days of receipt, a copy of any Medicare, Medicaid, or other licensing agency survey or report and any statement of deficiencies and/or any other report indicating that any action is pending or being considered to downgrade the Facility to a substandard category, and within the time period required by the particular agency for furnishing a plan of correction also furnish or cause to be furnished to Mezzanine Lender a copy of the plan of correction generated from such survey or report for the Facility, and correct or cause to be corrected any deficiency, the curing of which is a condition of continued licensure or for full participation in Medicaid, Medicare or other reimbursement program pursuant to any Reimbursement Contract for existing residents or for new residents to be admitted with Medicaid or Medicare coverage, by the date required for cure by such agency (plus extensions granted by such agency).

         6.14     Debt Service Coverage Requirements.  [Intentionally Deleted]
                  ----------------------------------

         6.15     Occupancy.  [Intentionally Deleted]
                  ---------

         6.16     Capital Expenditure.  [Intentionally Deleted]
                  -------------------

         6.17 Management Agreement. Maintain the Management Agreement in full force and effect and timely perform all of Mortgagor's obligations thereunder and enforce performance in all material respects of all obligations of Manager thereunder and not permit the termination, amendment or assignment of the Management Agreement unless the prior written consent of Mezzanine Lender is first obtained, which consent may be in the sole and absolute discretion of Mezzanine Lender, provided, however, Manager may assign the Management Agreement to a wholly-owned subsidiary of Guarantor ("Successor Manager") without Mezzanine Lender's consent but only with prior notice to Mezzanine Lender and execution by Mortgagor of a Collateral Assignment of Management Agreement and Subordination of Management Agreement with respect to any new Management Agreement, in form and substance acceptable to Mezzanine Lender in its commercially reasonable discretion. Mortgagor will cause the Successor Manager to enter into such Collateral Assignment of Management Agreement and Subordination of Management Agreement. Mortgagor will not enter into any other management agreement (other than the Management Agreement) without Mezzanine

Lender's prior written consent, which consent may be in the sole and absolute discretion of Mezzanine Lender.

         6.18 Updated Appraisals. For so long as the Loan remains outstanding, if any Event of Default shall occur hereunder, or if, in Mezzanine Lender's commercially reasonable judgment, a material depreciation in the value of the Land and/or the Improvements shall have occurred, then in any such event, Mezzanine Lender, may cause the Land and Improvements to be appraised by an appraiser selected by Mezzanine Lender, and in accordance with Mezzanine Lender's appraisal guidelines and procedures then in effect, and Mortgagor agrees to cooperate in all respects with such appraisals and furnish to the appraisers all requested information regarding the Land and Improvements and the Facility. Mortgagor agrees to pay all reasonable costs incurred by Mezzanine Lender in connection with such appraisal, costs shall be secured by the Mortgage and shall accrue interest at the Default Rate until paid.

         6.19 Comply with Covenants and Laws. Comply, in all material respects, with all applicable covenants and restrictions of record and all laws, ordinances, rules and regulations and keep the Facility and the Land and Improvements in compliance with all applicable laws, ordinances, rules and regulations, including, without limitation, the Americans with Disabilities Act and regulations promulgated thereunder, and laws, ordinances, rules and regulations relating to zoning, health, building codes, setback requirements, Medicaid and Medicare laws and keep the Permits for the Facility in full force and effect.

         6.20 Taxes and Other Charges. Subject to Mortgagor's right to contest the same as set forth in Section 9(c) of the Mortgage, pay all taxes, assessments, charges, claims for labor, supplies, rent, and other obligations which, if unpaid, might give rise to a Lien against real or personal property of the Mortgagor, except Liens to the extent permitted by this Agreement.

         6.21 Commitment Letter. Provide all items and pay all amounts required of Mortgagor by the Commitment Letter. If any term of the Commitment Letter shall conflict with the terms of this Agreement, this Agreement shall govern and control. As to any matter contained in the Commitment Letter, and as to which no mention is made in this Agreement or the other Loan Documents, the Commitment Letter shall continue to be in effect and shall survive the execution of this Agreement and all other Loan Documents.

         6.22     Certificate.  [Intentionally Deleted].
                  -----------

         6.23     Capital Improvements Escrow.  [Intentionally Deleted].
                  ---------------------------

         6.24 Notice of Fees or Penalties. Promptly notify Mezzanine Lender, upon Borrower's knowledge thereof, of the assessment by any state or any Medicare, Medicaid, health or licensing agency of any fines or penalties against Mortgagor, Manager, or the Facility.

         6.25 Loan Closing Certification. Immediately notify Mezzanine Lender in writing, in the event any representation or warranty contained in that certain Loan Closing Certification of even date herewith, executed by Borrower and Mortgagor for the benefit of Mezzanine Lender, becomes untrue or there shall have been any material adverse change in any such representation or warranty.

         6.26     ERISA.   As of the date hereof and throughout the term of this
Agreement,

                  (a) Mortgagor will not be an "employee benefit plan," as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), subject to Title I of ERISA, and none of the assets of Mortgagor will constitute "plan assets" (within the meaning of Department of Labor Regulation Section 2510.3-101) of one or more such plans, and

                  (b) Mortgagor will not be a "governmental plan" within the meaning of Section 3(32) of ERISA, and transactions by or with Mortgagor will not be subject to state statutes regulating investments of, and fiduciary obligations with respect to, governmental plans.

                  Mortgagor shall not engage in a non-exempt prohibited transaction described in Section 406 of ERISA or Section 4975 of the Code, as such sections relate to Mortgagor, or in any transaction that would cause any obligation or action taken or to be taken hereunder (or the exercise by Mezzanine Lender of any of its rights under the Loan Documents) to be a non-exempt prohibited transaction under ERISA.

         6.27 Further Assurances. Mortgagor shall, at Mortgagor's sole cost and expense:

                  (a) upon Mezzanine Lender's request therefor given from time to time after the occurrence of any Default or Event of Default, pay for reports of Uniform Commercial Code ("UCC"), federal tax lien, state tax lien, judgment and pending litigation searches with respect to Mortgagor, Manager and the Mortgaged Property;

                  (b) furnish to Mezzanine Lender instruments, documents, certificates, and agreements, and each and every other document, certificate, agreement and instrument required of Mortgagor to be furnished pursuant to the terms of the Loan Documents; and

                  (c) execute, and deliver to Mezzanine Lender such documents, instruments, certificates, assignments and other writings and do such other acts necessary, in Mezzanine Lender's commercially reasonable discretion, to evidence, preserve and/or protect the Mortgaged Property at any time securing or intended to secure the Loan, as Mezzanine Lender may require in Mezzanine
Lender's commercially reasonable discretion including, without limitation, filing of any financing or continuation statements under the UCC with respect to the Mortgaged Property, transferring the Mortgaged Property to Mezzanine Lender's possession (if a security interest in such Mortgaged Property can be perfected by possession) and endorsing to Mezzanine Lender any Mortgaged Property which may be evidenced by an instrument and executing and delivering any and all affidavits, certificates or similar documents required by any title insurance company as a condition to its issuing or continuing to maintain any insurance covering Mezzanine Lender's interest in the Mortgaged Property, including any endorsements required by Mezzanine Lender; and

                  (d) do and execute, and cause Manager to do and execute, all such further lawful acts, conveyances and assurances for the better and more effective carrying out of the intents and purposes of this Agreement and the other Loan Documents, as Mezzanine Lender shall require from time to time in its commercially reasonable discretion.

         6.28 Entity Status. Mortgagor will (i) continue to comply with the provisions of all of its organizational documents, and the laws of the state in which such entity was formed and (ii) enter into such amendments and modifications to such organizational documents as may reasonably be required by Mezzanine Lender or any Rating Agency. All customary formalities regarding the entity existence of Mortgagor will continue to be observed.

         6.29 Assumptions in Non-Consolidation Opinion. Mortgagor shall conduct its business so that the assumptions made in that certain substantive nonconsolidation opinion letter dated the date hereof, delivered by counsel in connection with the Loan shall be true and correct in all material respects.

         6.30     Establishment of Debt Reserve Fund. [Intentionally Deleted]
                  ----------------------------------

         6.31       Triad II Limited Partnership Documentation. [Intentionally
Deleted]

         6.32     Capital Senior Properties Documentation. [Intentionally
Deleted]

                                   ARTICLE VII
                         NEGATIVE COVENANTS OF BORROWER

         Until the Loan Obligations have been paid in full, Borrower shall not:

         7.1      Assignment of Licenses and Permits. [Intentionally Deleted]
                  ----------------------------------

         7.2      No Liens; Exceptions. [Intentionally Deleted]
                  --------------------

         7.3 Merger, Consolidation, etc. Except as otherwise provided in the Mortgage, consummate any merger, consolidation or similar transaction, or sell, assign, lease or otherwise dispose of (whether in one transaction or in a series of transactions), all or substantially all of its assets (whether now or hereafter acquired), without the prior written consent of Mezzanine Lender, which consent may be granted or refused in Mezzanine Lender's sole discretion.

         7.4      Maintain Single Purpose Entity Status.
                  -------------------------------------

                  (a) Merge into or consolidate with any Person or dissolve, terminate or liquidate in whole or in part, transfer or otherwise dispose of all or substantially all of its assets (permitted in the Loan Documents) or change its legal structure, without in each case Mezzanine

                  (b) Fail to preserve its valid existence and good standing (if applicable) under the laws of the jurisdiction of its organization or formation, or without the prior written consent of

Mezzanine Lender, amend, modify, terminate or fail to comply with the provisions of its Articles or Certificate of Incorporation, as same may be further amended or supplemented, if such amendment, modification, termination or failure to comply would adversely affect its ability to perform its obligations hereunder or under any of the other Loan Documents;

                  (c) Commingle its assets with the assets of any of its shareholders, Affiliates, principals or of any other Person, except for loans, advances, dividends and distributions to shareholders of Borrower and Affiliates;

                  (d) Incur any debt, secured or unsecured, direct or contingent (including guaranteeing any obligation), other than the Loan and trade payables incurred in the ordinary course of business, payable within 90 days of the date incurred, based on historical amounts;

                  (e) Fail to maintain its records, books of account and bank accounts separate and apart from those of its shareholders, principals and Affiliates and the Affiliates of any of its shareholders, principals, and any other Person except as otherwise permitted in the Loan Documents;

                  (f) Enter into any contract or agreement with any of its shareholders, principals or Affiliates, or the Affiliates of any of its shareholders or principals, except upon terms and conditions that are substantially similar to those that would be available on an arms-length basis with third parties except as otherwise permitted in the Loan Documents;

                  (g)  Seek its dissolution or winding up in whole, or in part;

                  (h) Maintain its assets in such a manner that it will be costly or difficult to segregate, ascertain or identify its individual assets from those of any of its shareholders, principals and Affiliates, the Affiliates of any of its shareholders, principals or any other Person;

                  (i) Hold itself out to be responsible for the debts of another Person;

                  (j) Make any loans or advances to any third party;

                  (k) Fail to file its own tax returns, which may be filed by Guarantor on a consolidated basis;

                  (l) Agree to, enter into or consummate any transaction which would render it unable to confirm that (i) it is not an "employee benefit plan" as defined in Section 3(32) of ERISA, which is subject to Title I of ERISA, or a "governmental plan" within the meaning of Section 3(32) of ERISA; (ii) it is not subject to state statutes regulating investments and fiduciary obligations with respect to governmental plans; and (iii) less than twenty-five percent (25%) of each of its outstanding class of equity interests are held by "benefit plan investors" within the meaning of 29 C.F.R. ss. 2510.3-101(f)(2);

                  (m) Fail either to hold itself out to the public as a legal Person separate and distinct from any other Person or to conduct its business solely in its own name, in order not (i) to mislead others as to the identity with which such other party is transacting business, or (ii) to suggest that it is responsible for the debts of any third party (including any of its shareholders, principals or Affiliates, or any general partner, principal or Affiliate thereof);

                  (n) Make an assignment for the benefit of creditors, file a petition in bankruptcy, petition or apply to any tribunal for the appointment of a custodian, receiver, trustee or other similar official for it, or for a substantial part of its property, commence any proceeding under any bankruptcy, reorganization, arrangement, readjustment or debt or liquidation law and/or admit its inability to pay its debts as they become due; or

                  (o) Cause or permit the board of directors to take any action which, under the terms of any certificate of incorporation, bylaws or any voting trust agreement with respect to any common stock requires a vote of the board of directors, unless at the time of such action there shall be at least one member of the board of directors who is an Independent Director.

         7.5 Change of Business. Make any material change in the nature of its business as it is being conducted as of the date hereof.

         7.6 Changes in Accounting. Change its methods of accounting, unless such change is permitted by GAAP, and provided such change does not have the effect of curing or preventing what would otherwise be an Event of Default or Default had such change not taken place.

         7.7 ERISA. Engage in any transaction which would cause any obligation, or action taken or to be taken, hereunder (or the exercise by Mezzanine Lender of any of its rights under this Agreement, the Note, the Mortgage or any of the other Loan Documents) to be a non-exempt (under a statutory or administrative class exemption) prohibited transaction under ERISA.

         7.8  Transactions with Affiliates.  [Intentionally Deleted].
              ----------------------------

         7.9 Transfer of Ownership Interests. Permit a change in the ownership interests of Borrower, unless the written consent of Mezzanine Lender is first obtained, which consent may be granted or refused in Mezzanine Lender's sole discretion.

         7.10 Change of Use. [Intentionally Deleted]
              -------------

         7.11 Place of Business. Change its chief executive offices (if applicable) without first giving Mezzanine Lender at least thirty (30) days prior written notice thereof and promptly providing Mezzanine Lender such information and amendatory financing statements as Mezzanine Lender may request in connection therewith.

         7.12  Acquisitions. [Intentionally Deleted]
               ------------

         7.13 Dividends, Distributions and Redemptions. Except as otherwise consented to by Mezzanine Lender in writing, if the Facilities do not have at the time in question, on a combined basis, a Distribution Coverage Ratio of at least 1.0 to 1.0, exclusive of any deposits held by First Mortgage

Lender under Section 4.14 of the First Mortgage Loan Agreement, declare or pay any dividends to its shareholders, members or partners, as applicable, or purchase, redeem, retire, or otherwise acquire for value, any ownership interests in Borrower now or hereafter outstanding, return any capital to its shareholders, members or partners, as applicable, or make any distribution of assets to its shareholders, members, or partners, as applicable.

         7.14 First Mortgage Loan Documents and First Mortgage Loan. [Intention ally Deleted]

         7.15 Debt Cancellation. Cancel or otherwise, forgive or release any material claim or debt owed to Borrower by any Person, except for adequate consideration in the ordinary course of Borrower's business.

         7.16 Certain Restrictions. Enter into any agreement which expressly restricts the ability of Borrower to enter into amendments, modifications or waivers of any of the Loan Documents.

         7.17 Identity. Change its name, identity or organizational structure in any manner which might make any financing or continuation statement filed in connection herewith seriously misleading within the meaning of Section 9-402(7) of the UCC (or any other applicable provision of the UCC).

                                  ARTICLE VIII
                         NEGATIVE COVENANTS OF MORTGAGOR

         Until the Loan Obligations have been paid in full, Mortgagor shall not:

         8.1 Assignment of Licenses and Permits. Assign or transfer any of its interest in any Permits or Reimbursement Contracts (including rights to payment thereunder) pertaining to the Facility subject to the rights of the First Mortgage Lender under the First Mortgage Loan Documents, or assign, transfer, or remove or permit any other Person to assign, transfer, or remove any records pertaining to the Facility including, without limitation, resident records, medical and clinical records (except for removal of such resident records as directed by the residents owning such records), without Mezzanine Lender's prior written consent, which consent may be granted or refused in Mezzanine Lender's sole discretion.

         8.2 No Liens; Exceptions. Create, incur, assume or suffer to exist any Lien upon or with respect to the Facility, any of its properties, rights, income or other assets relating thereto, including, without limitation, the Mortgaged Property whether now owned or hereafter acquired, other than the following permitted Liens ("Permitted Encumbrances"):

                  (a) Liens at any time existing in favor of First Mortgage Lender and Mezzanine Lender;

                  (b) Liens which are listed in Exhibit "J" attached hereto;

                  (c) Leases to residents and commercial leases for resident services incidental to the operation of the Facility (e.g. barber shop, beauty parlor) provided such commercial leases, in the aggregate, do not generate more than 20% of gross income of the Facility;

                  (d) Easements, rights of way, restrictions, minor defects or irregularities in title and other similar charges or encumbrances, which Mezzanine Lender has determined upon Mortgagor's request, in Mezzanine Lender's commercially reasonable discretion, will not interfere in any material respect with the ordinary conduct of the business of the Facility or the value of the Mortgaged Property or Mezzanine Lender's interest in the Mortgaged Property, and Borrower pays to Mezzanine Lender, upon demand, all costs and expenses incurred by Mezzanine Lender in connection with reviewing Mortgagor's request;

                  (e) The creation of a mechanic's, materialman's, or judgment lien against the Mortgaged Property which is fully disclosed to the Mezzanine Lender and released of record or otherwise remedied to Mezzanine Lender's satisfaction within thirty (30) days after Borrower has knowledge of the creation of such Lien;

                  (f) Liens incurred in the ordinary course of business in connection with workers' compensation, unemployment insurance or other forms of governmental insurance or benefits, or to secure performance of tenders, statutory obligations, leases and contracts (other than for money borrowed or for credit received with respect to property acquired) entered into in the ordinary course of business as presently conducted or to secure obligations for surety or appeal bonds; and

                  (g)  Liens  for   current   year's   taxes,   assessments   or
governmental   charges  or  levies,   provided  payment  thereof  shall  not  be
delinquent.

         8.3 Merger, Consolidation, etc. Except as otherwise provided in the Mortgage or First Lien Mortgage, consummate any merger, consolidation or similar transaction, or sell, assign, lease or otherwise dispose of (whether in one transaction or in a series of transactions), all or substantially all of its assets (whether now or hereafter acquired), without the prior written consent of Mezzanine Lender, which consent may be granted or refused in Mezzanine Lender's sole discretion, except leases to residents and commercial leases for resident services incidental to the operation of the Facility (e.g. barber shop, beauty parlor) provided such commercial leases in the aggregate do not generate more than 20% of gross income of the Facility.

         8.4 Maintain Single Purpose Entity Status. Maintain compliance with those certain Single Purpose Entity covenants described in Section 5.4 of the First Mortgage Loan Agreement.

         8.5 Change of Business. Make any material change in the nature of its business as it is being conducted as of the date hereof.

         8.6 Changes in Accounting. Change its methods of accounting, unless such change is permitted by GAAP, and provided such change does not have the effect of curing or preventing what would otherwise be an Event of Default or Default had such change not taken place.

         8.7 ERISA. Engage in any transaction which would cause any obligation, or action taken or to be taken, hereunder (or the exercise by Mezzanine Lender of any of its rights under this Agreement, the Note, the Mortgage or any of the other Loan Documents) to be a non-exempt (under a statutory or administrative class exemption) prohibited transaction under ERISA.

         8.8      Transactions with Affiliates.  [Intentionally Deleted].

         8.9 Transfer of Ownership Interests. Except as otherwise permitted under the Mortgage, permit a change in the ownership interests of the Mortgagor, unless the written consent of Mezzanine Lender is first obtained, which consent may be granted or refused in Mezzanine Lender's sole discretion.

         8.10 Change of Use. Alter or change the use of the Facility or enter into any management agreement for any Facility other than the Management Agreement or enter into any operating lease for any Facility (except leases to residents and commercial leases for resident services incidental to the operation of the Facility (e.g. barber shop, beauty parlor) provided such commercial leases in the aggregate do not generate more than 20% of gross income of the Facility), unless Mortgagor first notifies Mezzanine Lender and provides Mezzanine Lender a copy of the proposed lease agreement or management agreement, obtains Mezzanine Lender's written consent thereto, which consent may be withheld in Mezzanine Lender's sole discretion, and obtains and provides Mezzanine Lender with a subordination agreement in form satisfactory to Mezzanine Lender, as determined by Mezzanine Lender in its sole discretion, from such manager or lessee subordinating to all rights of Mezzanine Lender.

         8.11 Place of Business. Change its chief executive offices (if applicable) without first giving Mezzanine Lender at least thirty (30) days prior written notice thereof and promptly providing Mezzanine Lender such information and amendatory financing statements as Mezzanine Lender may request in connection therewith.

         8.12 Acquisitions. Directly or indirectly, purchase, lease, manage, own, operate, or otherwise acquire any property or other assets (or any interest therein) which are not used in connection with the operation of the Facilities.

         8.13 Dividends, Distributions and Redemptions. Except as otherwise consented to by Mezzanine Lender in writing, if the Facilities do not have at the time in question, on a combined basis, a Distribution Coverage Ratio of at least 1.0 to 1.0 (exclusive of any deposits held by First Mortgage Lender under Section 4.14 of the Loan Agreement), declare or pay any dividends to its shareholders, members or partners, as applicable, or purchase, redeem, retire, or otherwise acquire for value, any ownership interests in Mortgagor now or hereafter outstanding, return any capital to its shareholders, members or partners, as applicable, or make any distribution of assets to its shareholders, members, or partners, as applicable.

         8.14 First Mortgage Loan Documents and First Mortgage Loan. Without the prior written consent of Mezzanine Lender, which consent may be withheld, delayed or conditioned in the sole discretion of Mezzanine Lender, give its consent or approval or agree to any of the following:

                           (i)   (A) any refinancing of the First Mortgage Loan,
(B) any prepayment in full of the First Mortgage Loan without the prepayment in full of the Loan, (C) any transfer of the Mortgaged Property or any portion thereof or interest therein except as permitted under the Loan Documents, or (D) any action in connection with or in furtherance of the foregoing;

                           (ii)   placing or permitting to attach any additional
Liens on any of the Mortgaged Property (except as set forth in Section 8.2 hereof); or

                           (iii)    any modification, amendment, consolidation,
spread, restatement or waiver of any provision of the First Mortgage Loan Documents.

         8.15 Debt Cancellation. Cancel or otherwise, forgive or release any material claim or debt owed to Mortgagor by any Person, except for adequate consideration in the ordinary course of Mortgagor's business.

         8.16 Certain Restrictions. Enter into any agreement which expressly restricts the ability of Borrower to enter into amendments, modifications or waivers of any of the Loan Documents.

         8.17 Identity. Change its name, identity or organizational structure in any manner which might make any financing or continuation statement filed in connection herewith seriously misleading within the meaning of Section 9-402(7) of the UCC (or any other applicable provision of the UCC).

                                   ARTICLE IX
                              ENVIRONMENTAL HAZARDS

         9.1 Prohibited Activities and Conditions. Except for matters covered by a written program of operations and maintenance approved in writing by Mezzanine Lender (an "O&M Program") or matters described in Section 9.2 or matters described in Exhibit "K" hereto, during the term of the Loan, Mortgagor shall not cause or permit to exist any of the following:

                  (a) The presence, use, generation, release, treatment, processing, storage (including storage in above ground and underground storage tanks), handling, or disposal-of any Hazardous Materials in, on or under the Land, any Improvements, or any other property of Borrower that is adjacent to the Land in violation of applicable Hazardous Materials Laws;

                  (b) The transportation of any Hazardous Materials to, from, or across the Land;

                  (c) Any occurrence or condition on the Land or in the Improvements or any other property of Borrower that is adjacent to the Land, which occurrence or condition is in violation of Hazardous Materials Laws;

                  (d) Any violation of or noncompliance with the terms of any Environmental Permit with respect to the Land, the Improvements or any property of Borrower that is adjacent to the Land; or

                  (e) Any Lien (whether or not such Lien has priority over the Lien created by the Mortgage) upon the Land or any Improvements imposed pursuant to any Hazardous Materials Laws.

The matters described in clauses (a) through (d) above are referred to collectively in this Article IX as "Prohibited Activities and Conditions" and individually as a "Prohibited Activity and Condition."

         9.2 Exclusions. Notwithstanding any other provision of Article VI to the contrary, "Prohibited Activities and Conditions" shall not include the safe and lawful use and storage of quantities of (a) pre-packaged supplies, medical waste, cleaning materials and petroleum products customarily used in the operation and maintenance of comparable facilities, (b) cleaning materials, personal grooming items and other items sold in pre-packaged containers for consumer use and used by occupants of the Facility; and (c) petroleum products used in the operation and maintenance of motor vehicles from time to time located on the Land's parking areas, so long as all of the foregoing are used, stored, handled, transported and disposed of in compliance with Hazardous Materials Laws.

         9.3 Preventive Action. Mortgagor shall take all appropriate steps (including the inclusion of appropriate provisions in any Leases approved by Mezzanine Lender which are executed after the date of this Agreement) to prevent its employees, agents, contractors, tenants and occupants of the Facility from causing or permitting any Prohibited Activities and Conditions.

         9.4 O & M Program Compliance. If an O&M Program has been established with respect to Hazardous Materials, Mortgagor shall comply in a timely manner with, and cause all employees, agents and contractors of Mortgagor and any other Persons (excluding trespassers) present on the Land to comply with the O&M Program. All costs of performance of Mortgagor's obligations under any O&M Program shall be paid by Mortgagor, and Mezzanine Lender's out-of- pocket costs incurred in connection with the monitoring and review of the O&M Program and Mortgagor's performance shall be paid by Mortgagor upon demand by Mezzanine Lender. Any such out-of-pocket costs of Mezzanine Lender which Mortgagor fails to pay promptly shall become an additional part of the Loan Obligations.

         9.5 Mortgagor's Environmental Representations and Warranties. Mortgagor represents and warrants to Mezzanine Lender that, except as previously disclosed by Mortgagor to Mezzanine Lender in Exhibit "K" attached hereto and made a part hereof:

                  (a) Mortgagor has not at any time caused or, to its knowledge, permitted any Prohibited Activities and Conditions on the Land.

                  (b) No Prohibited Activities and Conditions exist or to the best of Mortgagor's knowledge after due inquiry, have existed on the Land.

                  (c) The Land and the Improvements do not now contain any underground storage tanks, and, to the best of Mortgagor's knowledge after reasonable and diligent inquiry, the Land and the Improvements have not contained any underground storage tanks in the past. If there is an underground storage tank located on the Land or the Improvements which has been previously disclosed by Mortgagor to Mezzanine Lender in writing, that tank complies with all requirements of Hazardous Materials Laws.

                  (d) Mortgagor has complied with all Hazardous Materials Laws, including all requirements for notification regarding releases of Hazardous Materials relating to the Land. Without limiting the generality of the foregoing, Mortgagor has obtained all Environmental Permits required for the operation of the Land and the Improvements in accordance with Hazardous Materials Laws now in effect and all such Environmental Permits are in full force and effect. During Mortgagor's ownership of the Land and, to the best of Mortgagor's knowledge after reasonable and diligent inquiry, no event has occurred with respect to the Land and/or Improvements that constitutes or, with the passing of time or the giving of notice, would constitute, noncompliance with the terms of any Environmental Permit.

                  (e) There are no actions, suits, claims or proceedings pending or, to the best of Mortgagor's knowledge after reasonable and diligent inquiry, threatened that involves the Land and/or the Improvements and allege, arise out of, or relate to any Prohibited Activity and Condition.

                  (f) Mortgagor has not received any written complaint, order, notice of violation or other communication from any Governmental Authority with regard to air emissions, water discharges, noise emissions or Hazardous Materials, or any other environmental, health or safety matters affecting the Land, the Improvements or any other property of Mortgagor that is adjacent to the Land. The representations and warranties in this Article IX shall be continuing representations and warranties that shall be deemed to be made by Mortgagor throughout the term of the Loan evidenced by the Note and until all of the Loan Obligations (other than future obligations of the Mortgagor pursuant to the provisions of this Article IX and Section 11.5 of this Agreement) have been paid in full.

         9.6 Notice of Certain Events. During the term of the Loan, Mortgagor shall promptly notify Mezzanine Lender in writing of any and all of the following that may occur:

                  (a) Mortgagor's actual discovery of any Prohibited Activity and Condition.

                  (b) Mortgagor's receipt of or actual knowledge of any written complaint, order, notice of violation or other communication from any Governmental Authority or other Person with regard to present or future alleged Prohibited Activities and Conditions or any other environmental, health or safety matters affecting the Land, the Improvements or any other property of Mortgagor that is adjacent to the Land.

                  (c) Any representation or warranty in this Article VI which becomes untrue at any time after the date of this Agreement.

                  Any such notice given by Mortgagor shall not relieve Mortgagor of, or result in a waiver of, any obligation under this Agreement, the Note, or any of the other Loan Documents.

         9.7 Costs of Inspection. Borrower and Mortgagor shall pay promptly the costs of any environmental inspections, tests or audits ("Environmental Inspections") required by Mezzanine Lender in connection with any foreclosure or deed in lieu of foreclosure or, if required by Mezzanine Lender, as a condition of Mezzanine Lender's consent to any "Transfer" (as defined in the Mortgage), or required by Mezzanine Lender following a commercially reasonable determination by Mezzanine Lender that Prohibited Activities and Conditions may exist. Any such costs incurred by Mezzanine Lender (including the reasonable fees and out-of-pocket costs of attorneys and technical consultants whether incurred in connection with any judicial or administrative process or otherwise) which Borrower or Mortgagor fail to pay promptly shall become an additional part of the Loan Obligations. The results of all Environmental Inspections made by Mezzanine Lender shall at all times remain the property of Mezzanine Lender, and Mezzanine Lender shall have no obligation to disclose or otherwise make available to Borrower or Mortgagor or any other party such results or any other information obtained by Mezzanine Lender in connection with its Environmental Inspections. Mezzanine Lender hereby reserves the right, and Borrower and Mortgagor hereby expressly authorizes Mezzanine Lender, to make available to any prospective purchaser of the Loan or transferee of the Mezzanine Lender's interest in and to the Mortgage or transferee of the Mortgaged Property under a deed in lieu of foreclosure or any prospective bidder at a foreclosure sale of the Mortgaged Property, the results of any Environmental Inspections made by Mezzanine Lender with respect to the Mortgaged Property. Borrower and Mortgagor consent to Mezzanine Lender notifying any party (either as part of a notice of sale or otherwise) of the results of any of Mezzanine Lender's Environmental Inspections. Borrower and Mortgagor acknowledge that Mezzanine Lender cannot control or otherwise assure the truthfulness or accuracy of the results of any of its Environmental Inspections and that the release of such results to prospective bidders at a foreclosure sale of the Mortgaged Property may have a material and adverse effect upon the amount which a party may bid at such sale. Borrower and Mortgagor agree that Mezzanine Lender shall have no liability whatsoever as a result of delivering the results of any of its Environmental Inspections to any prospective bidder or purchaser or transferee of the Loan or in connection with Mezzanine Lender's interest in the Mortgaged Property, and Borrower and Mortgagor hereby release and forever discharge Mezzanine Lender from any and all claims, damages, or causes of action, arising out of, connected with or incidental to the results of the delivery of any of Mezzanine Lender's Environmental Inspections. If any investigation, site monitoring, containment, clean-up, restoration or other remedial work ("Remedial Work") is necessary to bring Mortgagor into compliance with any Hazardous Materials Law or order of any Governmental Authority that has or acquires jurisdiction over the Land, the Improvements or the use, operation or improvement of the Land under any Hazardous Materials Law, Mortgagor shall, by the earlier of (a) the applicable deadline required by Hazardous Materials Law or (b) sixty (60) days after notice from Mezzanine Lender demanding such action, begin performing the Remedial Work, and thereafter diligently prosecute it to completion, and shall in any event complete such work by the time required by applicable Hazardous Materials Law. If Mortgagor fails to begin on a timely basis or diligently prosecute any required Remedial Work, Mezzanine Lender may, at its option, cause the Remedial Work to be completed, in which case Borrower and Mortgagor shall reimburse Mezzanine Lender on demand for the actual cost of doing so. Any reimbursement due from Borrower and Mortgagor to Mezzanine Lender shall become part of the Loan Obligations. Mortgagor shall control any and all dealings with any Governmental Authority unless or until Mezzanine Lender causes the Remedial Work to be completed as provided herein.

         9.8 Cooperation with Governmental Authorities. Borrower and Mortgagor shall cooperate with any inquiry by any Governmental Authority and shall comply with any governmental or judicial order which arises from any alleged Prohibited Activity and Condition affecting the Land and/or the Improvements.

         9.9      Indemnity.
                  ---------

                  (a) During the term of the Loan, Borrower and Mortgagor shall hold harmless, defend and indemnify (i) Mezzanine Lender, (ii) any prior owner or holder of the Note, (iii) any Person who is or will have been involved in the servicing of the Note, (iv) the officers, directors, partners, agents, shareholders, employees and trustees of any of the foregoing, and (v) the heirs, legal representatives, successors and assigns of each of the foregoing (together, the "Indemnitees") from and against all proceedings, claims, damages, losses, expenses, penalties and costs (whether initiated or sought by any Governmental Authority or private parties), including reasonable fees and out of pocket expenses of attorneys and expert witnesses, investigatory fees, and remediation costs, whether incurred in connection with any judicial or administrative process or otherwise, arising directly or indirectly from any of the following (unless any of the following result from the gross negligence or wilful misconduct of the Mezzanine Lender):

                           (i)     Any breach of any representation or warranty
of Borrower or Mortgagor in this Article IX;

                           (ii)    Any failure by Borrower or Mortgagor to
perform any of its obligations under this Article IX;

                           (iii)   The existence or alleged existence of any
Prohibited Activity and Condition on the Land or in the Improvements;

                           (iv)    The presence or alleged presence of Hazardous
Materials in, on, around or under the Land, the Improvements or any property of Mortgagor or Borrower that is adjacent to the Land in violation of applicable Hazardous Materials Laws; or

                           (v)     The actual or alleged violation of any
Hazardous Materials Laws by Borrower, Mortgagor, their agents, invitees, licensees or contractors or by Manager or any Affiliate or their respective duly authorized representatives.

                  (b) Counsel selected by Borrower or Mortgagor to defend Indemnitees shall be subject to the reasonable approval of those Indemnitees. Notwithstanding anything contained herein, any Indemnitee may elect to defend any claim or legal administrative proceeding against said Indemnitee at Borrower's and Mortgagor's expense. Nothing contained herein shall prevent an Indemnitee from employing separate counsel in any such action at any time and participating in the defense thereof at its own expense.

                  (c) Borrower and Mortgagor shall not, without the prior written consent of those Indemnitees who are named as parties to a claim or legal or administrative proceeding (a "Claim") settle or compromise the Claim if the settlement (i) results in the entry of any judgment that does not include as an unconditional term the delivery by the claimant or plaintiff to Mezzanine Lender of a written release of those Indemnitees, satisfactory in form and substance to Mezzanine Lender; or (ii) may materially and adversely affect any Indemnitee, as determined by such Indemnitee in its sole discretion.

                  (d) The liability of Borrower and Mortgagor to indemnify the Indemnitees hereunder shall not be limited or impaired by any of the following, or by any failure of Borrower, Mortgagor or Guarantor to receive notice of or consideration for any of the following:

                           (i)      Any amendment or modification of any of the
Loan Documents;

                           (ii)     Any extensions of time for performance
required by any of the Loan Documents;

                           (iii)    The accuracy or inaccuracy of any
representations and warranties made by Borrower or Mortgagor under this Agreement or any of the other Loan Documents;

                           (iv)     The release of Borrower or Mortgagor or any
other Person, by Mezzanine Lender or by operation of law, from performance of any obligation under any of the Loan Documents;

                           (v)      The release or substitution in whole or in
part of any security for the Loan Obligations; or

                           (vi)     Mezzanine Lender's failure to properly
perfect  any  lien  or  security   interest  given  as  security  for  the  Loan
Obligations.

                  (e) Borrower and Mortgagor shall, at their own cost and expense, do all of the following:

                           (i)      Pay or satisfy any judgment or decree that
may  be  entered   against  any  Indemnitee  or  Indemnitees  in  any  legal  or administrative proceeding incident to any matters against which Indemnitees are entitled to be indemnified under this Article IX;

                           (ii)     Reimburse Indemnitees for any reasonable
expenses paid or incurred in connection with any matters against which Indemnitees are entitled to be indemnified under this Article IX; and

                           (iii)    Reimburse Indemnitees for any and all
reasonable expenses, including fees and costs of attorneys and expert witnesses, paid or incurred in connection with the enforcement by Indemnitees of their rights under this Article IX, or in monitoring and participating in any legal or administrative proceeding.

                  (f) In any  circumstances  in which the  indemnity  under this
Article IX applies, Mezzanine Lender may employ its own legal counsel and consultants to prosecute, defend or negotiate any claim or legal or administrative proceeding and Mezzanine Lender, with the prior written consent of Mortgagor (which shall not be unreasonably withheld, delayed or conditioned) may settle or compromise any action or legal or administrative proceeding. Borrower and Mortgagor shall reimburse Mezzanine Lender upon demand for all costs and expenses incurred by Mezzanine Lender, including all costs of settlements entered into in good faith, and the fees and out of pocket expenses of such attorneys and consultants.

                  (g) The provisions of this Article IX shall be in addition to any and all other obligations and liabilities that Borrower and Mortgagor may have under the applicable law or under the other Loan Documents, and each Indemnitee shall be entitled to indemnification under this Article IX without regard to whether Mezzanine Lender or that Indemnitee has exercised any rights against the Land and/or the Improvements or any other security, pursued any rights against Guarantor, or pursued any other rights available under the Loan Documents or applicable law. The obligations of Mortgagor and Borrower to indemnify the Indemnitees under this Article IX shall be joint and several. The obligations of Borrower and Mortgagor to indemnify the Indemnitees under this
Article IX shall survive any repayment or discharge of the Loan Obligations, any foreclosure proceeding, any foreclosure sale, any delivery of any deed in lieu of foreclosure, and any release of record of the lien of the Mortgage.

                                    ARTICLE X
                         EVENTS OF DEFAULT AND REMEDIES

         10.1 Events of Default. The occurrence of any one or more of the following shall constitute an "Event of Default" hereunder:

                  (a) The failure of Borrower or Mortgagor, as applicable, to pay any installment of principal, interest, or other payments required under the Note, the Mortgage or any other Loan Document, within five (5) days after the same becomes due;

                  (b) Any failure by Mortgagor to provide and maintain in full force and effect the insurance coverage required by Section 6.5(a) - (j), inclusive, of this Agreement;

                  (c) Borrower's violation of any covenant set forth in Article VII hereof;

                  (d) Mortgagor's violation of any covenant set forth in Article VIII hereof, with the exception of Section 8.2 of this Agreement;

                  (e) Borrower's or Mortgagor's failure to deliver or cause to be delivered the financial statements and information set forth in Section 5.7 and Section 6.7 above within the times required or any violation of Section 8.2 of this Agreement, and such failure is not cured within thirty (30) days following Mezzanine Lender's written notice to Borrower or Mortgagor, as the case may be;

                  (f) The failure of Borrower or Mortgagor to properly and timely to perform or observe any covenant or condition set forth in this Agreement (other than those specified in this Section 10.1), or the Commitment Letter or any other Loan Documents, which failure is not cured within any applicable period as set forth herein or in such other Loan Document, or if no cure period is specified therefor, is not cured within a period of thirty (30) days after Mezzanine Lender's notice to Borrower or Mortgagor, as the case may be, of such Default provided, however, that if such Default cannot be cured within such thirty (30) day period, such cure period shall be extended for such period of time as Mezzanine Lender deems reasonably necessary, as long as Borrower or Mortgagor, as the case may be, is diligently and in good faith prosecuting said cure to completion and further provided however, that such cure period shall not extend beyond the date upon which such Default causes an Event of Default to occur under the First Mortgage Loan Documents. However, no such notice or grace period shall apply in the case of any such failure which could, in Mezzanine Lender's judgment, absent immediate exercise by Mezzanine Lender of a right or remedy under this Agreement, materially adversely affect Mezzanine Lender, or impair the Note, the Mortgage or any other security given under any other Loan Document;

                  (g) [Intentionally Deleted]

                  (h) Any exercise by any existing or further holder (other than the Mezzanine Lender) of any debt instrument secured by a mortgage, deed of trust, deed to secure debt or security agreement covering the Mortgaged Property of a right to declare all amounts due under that debt instrument immediately due and payable;

                  (i) The Mortgaged Property becomes part of a bankrupt debtor's (other than the Borrower, Mortgagor, or the Manager, if an Affiliate of Borrower) estate pursuant to any chapter of the Federal Bankruptcy Code or the Mortgaged Property otherwise becomes subject to any reorganization, receivership (other than a receivership proceeding instituted by Mezzanine Lender) or insolvency proceeding or any similar proceeding pursuant to any federal, state or foreign law affecting debtor and creditor rights, and , in the case of an involuntary bankruptcy, the Mortgaged Property is not removed from such bankruptcy's debtor's estate within ninety (90) days from the date of the filing thereof or, if a trustee, receiver or liquidator of all or any substantial part of the Mortgaged Property has been appointed, such appointment is not vacated or stayed within ninety (90) days after the date of such appointment;

                  (j) The filing by Borrower, Mortgagor, Guarantor or Manager of a voluntary petition, or the adjudication of any of the aforesaid Persons, or the filing by any of the aforesaid Persons of any petition or answer seeking or acquiescing, in any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief for itself under any present or future federal, state or other statute, law or regulation relating to bankruptcy, insolvency or other relief for debtors, or if any of the aforesaid Persons should seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator for itself or of all or any substantial part of its property or of any or all of the rents, revenues, issues, earnings, profits or income thereof, or the mailing of any general assignment for the benefit of creditors or the admission in writing by any of the aforesaid Persons of its inability to pay its debts generally as they become due;

                  (k) The entry by a court of competent jurisdiction of an order, judgment, or decree approving a petition filed against Borrower, Mortgagor, Guarantor or Manager which petition seeks any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future federal, state or other statute, law or regulation relating to bankruptcy, insolvency, or other relief for debtors, which order, judgment or decree remains unvacated and unstayed for an aggregate of ninety (90) days (whether or not consecutive) from the date of entry thereof, or the appointment of any trustee, receiver or liquidator of any of the aforesaid Persons or of all or any substantial part of its properties or of any or all of the rents, revenues, issues, earnings, profits or income thereof which appointment shall remain unvacated and unstayed for an aggregate of ninety (90) days (whether or not consecutive);

                  (l) Unless otherwise permitted hereunder or under any other Loan Documents, the sale, transfer, lease, assignment, or other disposition, voluntarily or involuntarily, of the Mortgaged Property, or any part thereof, except for Permitted Encumbrances as described in Section 8.2 above, or any further encumbrance of the Mortgaged Property (except for Permitted Encumbrances), unless the prior written consent of Mezzanine Lender is obtained;

                  (m) Any certificate, statement, representation, warranty or audit heretofore or hereafter furnished by or on behalf of Borrower, Mortgagor, Guarantor or Manager or any of their respective officers or directors pursuant to or in connection with this Agreement (including, without limitation, representations and warranties contained herein or in any Loan Documents) or as an inducement to Mezzanine Lender to make the Loan to Borrower, (i) proves to have been false in any material respect at the time when the facts therein set forth were stated or certified, or (ii) proves to have omitted any substantial contingent or unliquidated liability or claim against Borrower, Mortgagor, Guarantor or Manager known to them, or (iii) on the date of execution of this
Agreement there shall have been any materially adverse change in any of the facts previously disclosed by any such certificate, statement, representation, warranty or audit, which change shall not have been disclosed to Mezzanine Lender in writing at or prior to the time of such execution and, in the case of any of (i), (ii), or (iii) above, is contained in the Loan Closing Certification;

                  (n) The commencement of a forfeiture action or proceeding, whether civil or criminal, which, in Mezzanine Lender's reasonable judgment, could result in a forfeiture of the Mortgaged Property or otherwise materially impair the lien created by the Mortgage or Mezzanine Lender's interest in the Mortgaged Property;

                  (o) The occurrence of a default (after expiration of applicable notice and cure periods) under or with respect to any of the First Mortgage Loan Documents;

                  (p) Fraud or intentional misrepresentation or intentional omission by Borrower, Mortgagor or Guarantor of all or any part of the Loan Obligations, or any of their respective officers, directors or trustees, in connection with (i) the application for or creation of the Loan, (ii) any financial statement, financial report, certification or other report or information required under the Loan Agreement to be provided to Mezzanine Lender during the term of the Loan, or (iii) any request for Mezzanine Lender's consent to any proposed action, including a request for disbursement of funds under any of the Loan Documents.

                  (q) The failure of Mortgagor to correct or to cause Manager to correct, within the time deadlines set by any applicable Medicare, Medicaid or licensing agency, any deficiency which would result in the following actions by such agency with respect to the Facility:

                           (i)      a termination of any Reimbursement Contract
or any Permit; or

                           (ii)     a ban on new admissions generally or on
admission of patients otherwise qualifying for Medicare or Medicaid coverage.

                  (r) Borrower, Mortgagor, Manager or the Facility is assessed fines or penalties by any state or any Medicare, Medicaid, health or licensing agency having jurisdiction over such Persons or the Facility in excess of $50,000, and such fines or penalties are not paid or otherwise removed within thirty (30) days after the date of the notice of assessment;

                  (s) A final judgment shall be rendered by a court of law or equity (i) against Borrower or Mortgagor in excess of $50,000.00, or (ii) against Guarantor or Manager in excess of $200,000.00, and the same shall remain undischarged for a period of thirty (30) days, unless such judgment in either case is: (A) fully covered by collectible insurance and such insurer has within such period acknowledged such coverage in writing, or (B) although not fully covered by insurance, enforcement of such judgment has been effectively stayed, such judgment is being contested or appealed by appropriate proceedings and Borrower, Mortgagor, Guarantor or Manager as the case may be, has established reserves adequate for payment in the event such Person is ultimately unsuccessful in such contest or appeal and evidence thereof is provided to Mezzanine Lender;

                  (t) the failure of Mortgagor to comply with the provisions of
Section 13 of the Mortgage;

                  (u) The failure by Borrower or Mortgagor,  if  requested,  to:
(a) furnish any documentation or information, (b) execute and deliver any documentation, (c) correct or amend any documents previously executed, or (d) perform any acts, in each case of (a), (b), (c) or (d), as provided in Paragraphs 1, 2, and 3 of the Agreement to Amend or Comply of even date herewith executed by Borrower and Mortgagor for the benefit of Mezzanine Lender;

                  (v) Guarantor no longer holds 51% or more of the shares of voting stock of the Manager, unless the Manager has been replaced by an entity other than an Affiliate of Borrower, with Mezzanine Lender's prior consent;

                  (w) Any management or operating agreement for the Property is terminated without prior written consent of Mezzanine Lender; or

                  (x) An "Event of Default" under any of the Pool C Loan Documents which has occurred and is continuing.

         Notwithstanding anything in this Section, all requirements of notice shall be deemed eliminated if Mezzanine Lender is prevented from declaring an Event of Default by bankruptcy or other applicable law. The cure period, if any, shall then run from the occurrence of the event or condition of Default rather than from the date of notice.

         10.2 Remedies. Upon the occurrence of any one or more of the foregoing Events of Default, Mezzanine Lender may, at its option:

                  (a) Declare the entire unpaid principal of the Loan Obligations to be, and the same shall thereupon become, immediately due and payable, without presentment, protest or further demand or prior notice of any kind, all of which are hereby expressly waived; and/or

                  (b) Proceed to protect and enforce its rights by action at law (including, without limitation, bringing suit to reduce any claim to judgment), suit in equity and other appropriate proceedings including, without limitation, for specific performance of any covenant or condition contained in this Agreement; and/or

                  (c) Exercise any and all rights and remedies afforded by the laws of the United States, the states in which any of the Mortgaged Property is located or any other appropriate jurisdiction as may be available for the collection of debts and enforcement of covenants and conditions such as those contained in this Agreement and the Loan Documents; and/or

                  (d) Exercise the rights and remedies of setoff and/or banker's lien against the interest of Borrower and/or Mortgagor in and to every account and other property of Borrower or Mortgagor which is in the possession of Mezzanine Lender or any Person who then owns a participating interest in the Loan, to the extent of the full amount of the Loan; and/or

                  (e) Replace the Manager by terminating the Management Agreement in accordance with the terms of the Subordination Agreement; and/or

                  (f) Exercise its rights and remedies pursuant to any other Loan Documents.

                                   ARTICLE XI
                                  MISCELLANEOUS

         11.1 Full Recourse to Borrower. The Loan and the Borrower's obligations thereunder and under the Loan Documents shall be fully recourse to Borrower.

         11.2 Waiver. No remedy conferred upon, or reserved to, Mezzanine Lender in this Agreement or any of the other Loan Documents is intended to be exclusive of any other remedy or remedies, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing in law or in equity. Exercise of or omission to exercise any right of Mezzanine Lender shall not affect any subsequent right of Mezzanine Lender to exercise the same. No course of dealing between Borrower and Mezzanine Lender or between Mortgagor and Mezzanine Lender or any delay on Mezzanine
Lender's part in exercising any rights shall operate as a waiver of any of Mezzanine Lender's rights. No waiver of any Default under this Agreement or any of the other Loan Documents shall extend to or shall affect any subsequent or any other then existing Default or shall impair any rights, remedies or powers of Mezzanine Lender. Any and all of Mezzanine Lender's rights with respect to the Mortgaged Property shall continue unimpaired, and Borrower shall be and remain obligated in accordance with the terms hereof, notwithstanding any delay, extension of time, renewal, compromise or other indulgence granted by Mezzanine Lender in the event of any Default or Event of Default with respect to the Mortgaged Property or otherwise hereunder.

         11.3 Costs and Expenses. Borrower and Mortgagor will bear all taxes, fees and expenses (including actual and commercially reasonable attorneys' fees and expenses of counsel for Mezzanine Lender) in connection with the Loan, the Note, the preparation of this Agreement and the other Loan Documents (including any amendments hereafter made), and in connection with any modifications thereto and the recording of any of the Loan Documents. If, at any time, a Default occurs or Mezzanine Lender becomes a party to any suit or proceeding in order to protect its interests or priority in any collateral for any of the Loan Obligations or its rights under this Agreement or any of the Loan Documents, or if Mezzanine Lender is made a party to any suit or proceeding by virtue of the Loan, this Agreement or any Mortgaged Property and as a result of any of the foregoing, Mezzanine Lender employs counsel to advise or provide other representation with respect to this Agreement, or to collect the balance of the Loan Obligations, or to take any action in or with respect to any suit or proceeding relating to this Agreement, any of the other Loan Documents, any Mortgaged Property, Borrower, Mortgagor, Guarantor or Manager, or to protect, collect, or liquidate any of the security for the Loan Obligations, or attempt to enforce any security interest or lien granted to Mezzanine Lender by any of the Loan Documents, then in any such events, all of the reasonable attorney's fees arising from such services, including attorneys' fees for preparation of litigation and in any appellate or bankruptcy proceedings, and any expenses, costs and charges relating thereto shall constitute additional obligations of Borrower and Mortgagor to Mezzanine Lender payable on demand of Mezzanine Lender. Without limiting the foregoing, Borrower and Mortgagor have undertaken the obligation for payment of, and shall pay, all recording and filing fees, revenue or documentary stamps or taxes, intangibles taxes, and other taxes, expenses and charges payable in connection with this Agreement, any of the Loan Documents, the Loan Obligations, or the filing of any financing statements or other instruments required to effectuate the purposes of this Agreement, and should Borrower or Mortgagor fail, Borrower and Mortgagor agree to reimburse Mezzanine Lender for the amounts paid by Mezzanine Lender, together with penalties or interest, if any, incurred by Mezzanine Lender as a result of underpayment or nonpayment. Such amounts shall constitute a portion of the Loan Obligations, shall be secured by the Mortgage and shall bear interest at the rate of interest on the Note until repaid unless Borrower or Mortgagor fail to repay Mezzanine Lender within thirty (30) days after the date of written notice of such payments in which event such amounts shall bear interest at the Default Rate (as defined in the Note) from the date advanced until repaid.

         11.4 Performance of Mezzanine Lender. At its option, upon Borrower's or Mortgagor's failure to do so, Mezzanine Lender may make any payment or do any act on Borrower's or Mortgagor's behalf that Borrower, Mortgagor or others are required to do to remain in compliance with this Agreement or any of the other Loan Documents, and Borrower and Mortgagor agrees to reimburse Mezzanine Lender, on demand, for any payment made or expense incurred by Mezzanine Lender pursuant to the foregoing authorization, including, without limitation, reasonable attorneys' fees, and until so repaid any sums advanced by Mezzanine Lender shall constitute a portion of the Loan Obligations, shall be secured by the Mortgage and shall bear interest at the Default Rate (as defined in the Note) from the date advanced until repaid.

         11.5 Indemnification. Borrower and Mortgagor shall, at its sole cost and expense, protect, defend, indemnify and hold harmless the Indemnified Parties from and against any and all claims, suits, liabilities (including, without limitation, strict liabilities), actions, proceedings, obligations, debts, damages, losses, costs, expenses, diminutions in value, fines, penalties, charges, fees, expenses, judgments, awards, amounts paid in settlement, punitive damages, of whatever kind or nature (including but not limited to reasonable attorneys' fees and other costs of defense) imposed upon or incurred by or asserted against Mezzanine Lender by reason of (a) ownership of the Note and the other Loan Documents, (b) the Mortgaged Property or any interest therein or receipt of any Rents, (c) any amendment to, or restructuring of, the Loan Obligations and/or any of the Loan Documents, (d) any and all lawful action that may be taken by Mezzanine Lender in connection with the enforcement of the provisions of the Mortgage or the Note or any of the other Loan Documents, whether or not suit is filed in connection with same, or in connection with Borrower, Guarantor, Mortgagor, Manager and/or any partner, joint venturer, member or shareholder thereof becoming a party to a voluntary or involuntary federal or state bankruptcy, insolvency or similar proceeding, (e) any accident, injury to or death of persons or loss of or damage to property occurring in, on or about the Land, the Improvements or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways,
(f) any use, nonuse or condition in, on or about the Land, the Improvements or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways, (g) any failure on the part of Borrower, Guarantor, Mortgagor or Manager to perform or comply with any of the terms of this Agreement or any of the other Loan Documents, (h) any claims by any broker, Person or entity claiming to have participated in arranging the making of the Loan evidenced by the Note, (i) any failure of the Land and/or Improvements to be in compliance with any applicable laws, (j) performance of any labor or services or the furnishing of any materials or other property with respect to the Land, the Improvements or any part thereof, (k) the failure of any Person to file timely with the Internal Revenue Service an accurate Form 1099-b, statement for recipients of proceeds from real estate, broker and barter exchange transactions, which may be required in connection with the Mortgage, or to supply a copy thereof in a timely fashion to the recipient of the proceeds of the transaction in connection with which the Loan is made, (l) any misrepresentation made to Mezzanine Lender in this Agreement or in any of the other Loan Documents, (m) any tax on the making and/or recording of the Mortgage, the Note or any of the other Loan Documents; (n) the violation of any requirements of the Employee Retirement Income Security Act of 1974, as amended,
(o) any fines or penalties assessed or any corrective costs incurred by Mezzanine Lender if the Facility or any part of the Land and/or Improvements is determined to be in violation of any covenants, restrictions of record, or any applicable laws, ordinances, rules or regulations, or (p) the enforcement by any of the Indemnified Parties of the provisions of this Section 11.5. Any amounts payable to Mezzanine Lender by reason of the application of this Section 11.5, shall become immediately due and payable, and shall constitute a portion of the Loan Obligations, shall be secured by the Mortgage and shall accrue interest at the Default Rate(as defined in the Note). The obligations and liabilities of Borrower and Mortgagor under this Section 11.5 shall be joint and several and shall survive any termination, satisfaction, assignment, entry of a judgment of foreclosure or exercise of a power of sale or delivery of a deed in lieu of foreclosure of the Mortgage. For purposes of this Section 11.5, the term "Indemnified Parties" means Mezzanine Lender and any Person who is or will have been involved in the origination of the Loan, any Person who is or will have been involved in the servicing of the Loan, any Person in whose name the encumbrance created by the Mortgage is or will have been recorded, any Person who may hold or acquire or will have held a full or partial interest in the Loan (including, without limitation, any investor in any securities backed in whole or in part by the Loan) as well as the respective directors, officers, shareholder, partners, members, employees, agents, servants, representatives, contractors, subcontractors, affiliates, subsidiaries, participants, successors and assigns of any and all of the foregoing (including, without limitation, any other Person who holds or acquires or will have held a participation or other full or partial interest in the Loan or the Mortgaged Property, whether during the term of the Mortgage or as a part of or following a foreclosure of the Loan and including, without limitation, any successors by merger, consolidation or acquisition of all or a substantial portion of Mezzanine Lender's assets and business). Notwithstanding anything herein to the contrary, the Indemnified Parties shall not be indemnified against matters caused by their own gross negligence or wilful misconduct.

         11.6 Preferences. Mezzanine Lender shall have no obligation to marshal any assets in favor of Borrower, Mortgagor or any other party or against or in payment of any or all of the obligations of Borrower or Mortgagor pursuant to this Agreement, the Note or any of the other Loan Documents. Mezzanine Lender shall have the continuing and exclusive right to apply or reverse and reapply any and all payments by Borrower or Mortgagor to any portion of the obligations of such parties hereunder. To the extent Borrower or Mortgagor makes a payment or payments to Mezzanine Lender for Borrower's or Mortgagor's benefit, which payment or receipt of proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or proceeds received, the obligations hereunder or part thereof intended to be satisfied shall be revived and continue in full force and effect, as if such payment or proceeds had not been received by Mezzanine Lender.

         11.7  Remedies of Borrower.  [Intentionally Deleted]

         11.8 Headings. The headings of the Sections of this Agreement are for convenience of reference only, are not to be considered a part hereof, and shall not limit or otherwise affect any of the terms hereof.

         11.9  Offsets, Counterclaims and Defenses.  [Intentionally Deleted]

         11.10 Survival of Covenants. All covenants, agreements, representations and warranties made herein and in certificates or reports delivered pursuant hereto shall be deemed to have been material and relied on by Mezzanine Lender, notwithstanding any investigation made by or on behalf of Mezzanine Lender, and shall survive the execution and delivery to Mezzanine Lender of the Note and this Agreement.

         11.11 Notices, etc. Any notice or other communication required or permitted to be given by this Agreement or the other Loan Documents or by applicable law shall be in writing and shall be deemed received (a) on the date delivered, if sent by hand delivery (to the person or department if one is specified below) with receipt acknowledged by the recipient thereof, (b) three
(3) Business Days following the date deposited in U.S. mail, certified or registered, with return receipt requested, or (c) one (1) Business Day following the date deposited with Federal Express or other national overnight carrier, and in each case addressed as follows:

                  If to Borrower or Mortgagor:

                           Capital Senior Living P-B, Inc.
                           14160 Dallas Parkway, Suite 300
                           Dallas, Texas 75240
                           Attention: David R. Brickman, Esq.

                  with a copy to:

                           Winston W. Walp, II, Esq.
                           Jenkens & Gilchrist, P.C.
                           1445 Ross Avenue, Suite 3200
                           Dallas, Texas 75202

                  If to Mezzanine Lender:

                           Newman Financial Services, Inc.
                           1801 California Street, Suite 3700
                           Denver, CO 80202
                           Attn:  Servicing Department

                  with a copy to:

                           Kelly M. Wrenn, Esquire Ballard Spahr Andrews & Ingersoll, LLP 601 13th Street, NW, Suite 1000 South Washington, D.C. 20005-3807

                  Either party may change its address to another single address by notice given as herein provided, except any change of address notice must be actually received in order to be effective.

         11.12 Benefits. All of the terms and provisions of this Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns. No Person other than Borrower, Mortgagor or Mezzanine
Lender shall be entitled to rely upon this Agreement or be entitled to the benefits of this Agreement.

         11.13 Assignments and Participation. Borrower and Mortgagor acknowledge that Mezzanine Lender may on or after the Closing Date sell and assign participation interests in and to the Loan, or pledge, hypothecate or encumber, or sell and assign all or any portion of the Loan, to or with such domestic or foreign banks, insurance companies, pension funds, trusts or other institutional lenders or other Persons, parties or investors (including, without limitations grantor trusts, owner trusts, special purpose corporations, REMICs, FASITs, real estate investment trusts or other similar or comparable investment vehicles) as may be selected by Mezzanine Lender in its sole and absolute discretion and on terms and conditions satisfactory to Mezzanine Lender in its sole and absolute discretion. Mezzanine Lender will endeavor to give Borrower reasonable notice of such assignment. Borrower, Mortgagor and all other Persons associated or connected with the Loan or the Mortgaged Property shall cooperate in all respects with Mezzanine Lender in connection with the sale of participation interests in, or the pledge, hypothecation or encumbrance or sale of all or any portion of, the Loan, and upon Mezzanine Lender's notice to Borrower and Mortgagor thereof, shall, in connection therewith, execute and deliver such estoppels, certificates, instruments and documents as may be requested by Mezzanine Lender in its commercially reasonable discretion. Borrower and Mortgagor grant to Mezzanine Lender the right to distribute financial and other information concerning Borrower, Mortgage, Mortgagor, the Mortgaged Property, and all other pertinent information with respect to the Loan to any Person who has purchased a participation interest in the Loan, or who has purchased the Loan, or who has made a loan to Lender secured by the Loan or who has expressed an interest in purchasing a participation interest in the Loan, or expressed an interest in purchasing the Loan or the making of a loan to Mezzanine Lender secured by the Loan.

         11.14 Effect of Assignment. From and after the effective date of any assignment of all or any portion of the Loan to any Person (an "Assignee") and Mezzanine Lender's notice thereof to Borrower and Mortgagor (a) such Assignee shall be a party hereto and to each of the other Loan Documents to the extent of the applicable percentage or percentages assigned to such Assignee and, except as otherwise specified herein, shall succeed to the rights and obligations of Mezzanine Lender hereunder in respect of such applicable percentage or percentages and (b) Mezzanine Lender shall relinquish its rights and be released from its obligations hereunder and under the Loan Documents to the extent of such applicable percentage or percentages. The liabilities of Mezzanine Lender and each of the other Assignees shall be separate and not joint and several. Neither Mezzanine Lender nor any Assignee shall be responsible for the obligations of any other Assignee.

         11.15 Privity of Contract. This Agreement is being entered into by Mezzanine Lender individually and as agent for all present and future Assignees, and privity of contract is hereby created among Mezzanine Lender and all present and future Assignees, on the one hand, and Borrower and Mortgagor, on the other hand.

         11.16 Dissemination of Information. If Mezzanine Lender determines at any time to sell, transfer or assign the Note, the Loan Agreement and any of the other Loan Documents and any or all servicing rights with respect thereto, or to grant participating interests therein or issue mortgage pass-through certificates or other securities evidencing a beneficial interest in a rated or unrated public offering or private placement, Mezzanine Lender may forward to each purchaser, transferee, assignee, servicer, participant or investor in such securities (collectively, the "Investor") or any Rating Agency


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



rating such securities and each prospective Investor, all documents and information which Mezzanine Lender now has or may hereafter acquire relating to the Loan, Borrower, Guarantor and the Mortgaged Property, which shall have been furnished by or on behalf of Borrower, Guarantor, or any party to any of the Loan Documents, or otherwise furnished in connection with the Loan, as Mezzanine Lender in its commercially reasonable discretion determines necessary or desirable.

         11.17 Supersedes Prior Agreements; Counterparts. This Agreement and the instruments referred to herein supersede and incorporate all representations, promises and statements, oral or written, made by Mezzanine Lender in connection with the Loan. This Agreement may not be varied, altered, or amended except by a written instrument executed by an authorized officer of Mezzanine Lender, Mortgagor and Borrower, respectively. This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be an original, but such counterparts shall together constitute one and the same instrument.

         11.18 Loan Agreement Governs - Construction of Documents. The Loan is governed by the terms and provisions set forth in this Loan Agreement and the other Loan Documents and in the event of any irreconcilable conflict between the terms of the other Loan Documents and the terms of this Loan Agreement, the terms of this Loan Agreement shall control; provided, however, that in the event that there is any apparent conflict between any particular term or provision which appears in both this Loan Agreement and the other Loan Documents and it is possible and reasonable for the terms of both this Loan Agreement and the Loan Documents to be performed or complied with, then, notwithstanding the foregoing, both the terms of this Loan Agreement and the other Loan Documents shall be performed and complied with. The parties hereto acknowledge that they were represented by counsel in connection with the negotiation and drafting of the Loan Documents and that the Loan Documents shall not be subject to the principle of construing their meaning against the party which drafted same.

         11.19 CONTROLLING LAW. THE PARTIES HERETO AGREE THAT THE VALIDITY, INTERPRETATION, ENFORCEMENT AND EFFECT OF THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS AND THE PARTIES HERETO SUBMIT (AND WAIVE ALL RIGHTS TO OBJECT) TO NON-EXCLUSIVE PERSONAL
JURISDICTION IN THE STATE OF TEXAS, FOR THE ENFORCEMENT OF ANY AND ALL OBLIGATIONS UNDER THE LOAN DOCUMENTS EXCEPT THAT IF ANY SUCH ACTION OR PROCEEDING ARISES UNDER THE CONSTITUTION, LAWS OR TREATIES OF THE UNITED STATES OF AMERICA, OR IF THERE IS A DIVERSITY OF CITIZENSHIP BETWEEN THE PARTIES THERETO, SO THAT IT IS TO BE BROUGHT IN A UNITED STATES DISTRICT COURT, IT SHALL BE BROUGHT IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF TEXAS OR ANY SUCCESSOR FEDERAL COURT HAVING ORIGINAL JURISDICTION.

         11.20 WAIVER OF JURY TRIAL. BORROWER, MORTGAGOR AND MEZZANINE LENDER HEREBY WAIVES ANY RIGHT THAT THEY MAY HAVE TO A TRIAL BY JURY ON ANY CLAIM, COUNTERCLAIM, SETOFF, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING OUT OF OR IN ANY WAY RELATED TO THIS


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



AGREEMENT OR THE LOAN, OR (B) IN ANY WAY CONNECTED WITH OR PERTAINING OR RELATED TO OR INCIDENTAL TO ANY DEALINGS OF MEZZANINE LENDER, MORTGAGOR AND/OR BORROWER WITH RESPECT TO THE LOAN DOCUMENTS OR IN CONNECTION WITH THIS AGREEMENT OR THE EXERCISE OF SUCH PARTY'S RIGHTS AND REMEDIES UNDER THIS AGREEMENT OR OTHERWISE, OR THE CONDUCT OR THE RELATIONSHIP OF THE PARTIES HERETO, IN ALL OF THE FOREGOING CASES WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. BORROWER AND MORTGAGOR AGREE THAT LENDER MAY FILE A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY, AND BARGAINED AGREEMENT OF EACH SUCH PARTIES IRREVOCABLY TO WAIVE ITS RIGHTS TO TRIAL BY JURY AS AN INDUCEMENT OF LENDER TO MAKE THE LOAN, AND THAT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY DISPUTE OR CONTROVERSY WHATSOEVER (WHETHER OR NOT MODIFIED HEREIN) BY AND AMONG BORROWER, MORTGAGOR AND MEZZANINE LENDER, OR ANY COMBINATION THEREOF, SHALL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

                  IN WITNESS WHEREOF, Mortgagor, Borrower and Mezzanine Lender have caused this Agreement to be properly executed by their respective duly authorized representatives as of the date first above written.

WITNESS:                                    MORTGAGOR:

                                            CAPITAL SENIOR LIVING ILM-B, INC., a
                                            Delaware corporation


                                            By:                           (SEAL)
---------------------------                    ---------------------------
                                               Lawrence A. Cohen
                                               Chief Executive Officer
---------------------------
[Print Name]



WITNESS:                                    BORROWER:

                                            CAPITAL SENIOR LIVING P-B, INC., a
                                            Delaware corporation

                                            By:                           (SEAL)
---------------------------                    ---------------------------
                                               Lawrence A. Cohen
                                               Chief Executive Officer
---------------------------
[Print Name]

WITNESS:                                        LENDER:

                                                NEWMAN FINANCIAL SERVICES, INC.,
                                                a Delaware corporation

                                                By:                       (SEAL)
---------------------------                        -----------------------
                                                   Name:__________________
                                                   Title:_________________
---------------------------
[Print Name]

                                LIST OF EXHIBITS


Exhibit A -       Legal Description

Exhibit B -       Pool B Facilities

Exhibit C -       Description of Triad Facilities

Exhibit D -       Borrower's Chief Executive Office

Exhibit E -       Mortgagor's Chief Executive Office

Exhibit F -       Ownership Interests in Borrower

Exhibit G -       Ownership Interest in Mortgagor

Exhibit H -       Borrower's Compliance Certificate

Exhibit I -       Mortgagor's Compliance Certificate

Exhibit J -       Permitted Liens

Exhibit K -       Exceptions to Environmental Representations and Warranties

                                   EXHIBIT "A"

                               DESCRIPTION OF LAND

         The following described real property located in Lake County, Indiana:










                    [DESCRIPTION CONTINUES ON FOLLOWING PAGE]

                    [DESCRIPTION CONTINUES ON FOLLOWING PAGE]

         The following described real property located in Stark County, Ohio:







                    [DESCRIPTION CONTINUES ON FOLLOWING PAGE]

                                   EXHIBIT "B"


                 DESCRIPTION OF POOL B FACILITIES AND APPLICABLE
                         PORTION OF FIRST MORTGAGE LOAN

    Property Name &               Address                      Description of Facility               First Mortgage
       Location                                                                                        Loan Amount
    ---------------               -------                      -----------------------               --------------

Canton Regency           4515 22nd Street            A multiple level retirement campus                     $14,680,000
Canton, Ohio             Canton, OH 44708            consisting of 50 skilled nursing beds
                                                     and 145 independent living units

Towne Centre II          7250 Arthur Boulevard       A multilevel retirement campus                         $13,307,270
Merrillville,            Merrillville, IN 46410      consisting of 64 skilled nursing beds,
Indiana                                              153 independent living units and 33
                                                     assisted living units.



                                   EXHIBIT "C"


                                             DESCRIPTION OF TRIAD FACILITIES

    Property Name & Location                           Address                           Description of Facility
    ------------------------                           -------                           -----------------------

The Wellington at Oklahoma        2100 NW 125th Street                               A 120-unit independent
Oklahoma City, Oklahoma           Oklahoma City Oklahoma                             living facility.

The Waterford At Fairfield        Intersection of Wessel Drive and Corydale Drive    A 120-unit independent
Fairfield, Ohio                   Fairfield, Ohio                                    living facility.

The Waterford at Plano            NWC Premier Drive and Ruisseau Drive               A 92-unit independent
Plano, Texas                      Plano, Texas                                       living and 45-unit assisted
                                                                                     living facility.


                                   EXHIBIT "D"

                       BORROWER'S CHIEF EXECUTIVE OFFICES

                              14160 Dallas Parkway
                                    Suite 300
                               Dallas, Texas 75240

                                   EXHIBIT "E"

                       MORTGAGOR'S CHIEF EXECUTIVE OFFICES

                              14160 Dallas Parkway
                                    Suite 300
                               Dallas, Texas 75240

                                   EXHIBIT "F"

                         OWNERSHIP INTERESTS IN BORROWER

Capital Senior Living Properties, Inc.                                      100%

                                   EXHIBIT "G"

                        OWNERSHIP INTERESTS IN MORTGAGOR

Capital Senior Living P-B, Inc.                                             100%

                                   EXHIBIT "H"

                        BORROWER'S COMPLIANCE CERTIFICATE

Newman Financial Services, Inc.
1801 California Street, Suite 3700
Denver, Colorado 80202
Attn:  Servicing Department


     Re: Mezzanine Loan Agreement dated as of August ___, 2000 (together with amendments, if any, the "Loan Agreement"), by and among Newman Financial Services, Inc., as Mezzanine Lender, Capital Senior Living P-B, Inc., as Borrower, and Capital Senior Living ILM-B, as Mortgagor

                  The  undersigned  officer of the above  named  Borrower,  does
hereby    certify   that   for   the   quarterly    financial    period   ending
__________________:

         1.       No Default or Event of Default has occurred or exists except
_____________.

         2. All representations and warranties made by Borrower in the Loan Agreement and in other Loan Documents are true and correct in all material respects as though given on the date hereof, except ________________________.

         3.       All information provided herein is true and correct.

         4. Capitalized terms not defined herein shall have the meanings given to such terms in the Loan Agreement.

                  Dated this ______ day of _____________________, _______.

                                      By:
                                         ---------------------------------------

                                      Name:
                                             -----------------------------------

                                      Title:
                                             -----------------------------------

                                   EXHIBIT "I"

                       MORTGAGOR'S COMPLIANCE CERTIFICATE

Newman Financial Services, Inc.
1801 California Street, Suite 3700
Denver, Colorado 80202
Attn:  Servicing Department


     Re: Mezzanine Loan Agreement dated as of August ___, 2000 (together with amendments, if any, the "Loan Agreement"), by and among Newman Financial Services, Inc., as Mezzanine Lender, Capital Senior Living P-B, Inc., as Mortgagor, and Capital Senior Living ILM-B, as Mortgagor

                  The  undersigned  officer of the above named  Mortgagor,  does
hereby    certify   that   for   the   quarterly    financial    period   ending
__________________:

          1.   No Default  or Event of Default  has  occurred  or exists  except
               _____________.

          2. All representations and warranties made by Mortgagor in the Loan Agreement and in other Loan Documents are true and correct in all material respects as though given on the date hereof, except
               ________________________.

          3.   All information provided herein is true and correct.

          4. Capitalized terms not defined herein shall have the meanings given to such terms in the Loan Agreement.

                  Dated this ______ day of _____________________, _______.

                                            By:
                                                  ------------------------------

                                            Name:
                                                  ------------------------------

                                            Title:
                                                  ------------------------------

                                   EXHIBIT "J"

                                 PERMITTED LIENS

         The following described encumbrances associated with the real property located in Lake County, Indiana:





                    [DESCRIPTION CONTINUES ON FOLLOWING PAGE]

                    [DESCRIPTION CONTINUES ON FOLLOWING PAGE]

         The following described encumbrances associated with the real property located in Stark County, Ohio:

                                   EXHIBIT "K"

                           EXCEPTIONS TO ENVIRONMENTAL
                         REPRESENTATIONS AND WARRANTIES

Those matters disclosed in the environmental reports prepared by Property Solutions, Incorporated for the benefit of First Mortgage Lender in connection with the closing of First Mortgage Loan.

                                                       (Mezzanine Loan - Pool B)


                                 PROMISSORY NOTE

$9,700,000.00                                                    August 15, 2000


         FOR VALUE RECEIVED, the undersigned CAPITAL SENIOR LIVING P-B, INC., a Delaware corporation, having an address at 14160 Dallas Parkway, Suite 300, Dallas, Texas 75240 (the "Borrower"), hereby promises to pay to the order of NEWMAN FINANCIAL SERVICES, INC., having an address at 1801 California Street, Suite 3700, Denver, CO 80202 (the "Lender"), its successors and assigns as holder of this Note or, if this Note has then been endorsed "to bearer," to the bearer of this Note (the Lender, its said successors and assigns, and any such bearer, being hereinafter sometimes referred to collectively as the "Holder"), at the Lender's said address or at such other place or to such other person as may be designated in writing to Borrower by the Lender, the principal sum of Nine Million Seven Hundred Thousand and No/100 Dollars ($9,700,000.00) (the "Loan"), together with interest on the unpaid balance thereof at the rate hereinafter set forth.

         ON THE TERMS AND SUBJECT TO THE CONDITIONS which are hereinafter set forth:

         Section 1.        Interest Rate and Payment Dates.
                           -------------------------------

         1.1 Initial Rate and Initial Payment. Interest shall accrue on the outstanding balance of the principal amount outstanding hereunder from time to time from and after the date hereof at the rate of 12.11878% per annum until the first Rate Adjustment Date (as defined below). On each successive Rate Adjustment Date, the rate of interest at which interest accrues shall be adjusted to the then applicable Note Rate (as defined in Section 1.4). Interest for the period beginning on the date of this Note and ending on and including the last day of the month in which this Note is dated shall be payable on the date hereof. Thereafter, interest shall be paid in arrears and shall be computed on the basis of a 360-day year and actual number of days elapsed for any whole or partial month in which interest on the Loan is being calculated and shall be charged on the principal balance outstanding from time to time. In no event shall Holder compute the interest in a manner that would cause Holder to contract for, charge or receive interest that would exceed the Maximum Lawful Rate (as defined in Section 1.9) or the Maximum Lawful Amount (as defined in
Section 1.9).

         1.2 Rate Adjustment Date and Payment Adjustment Dates. The rate of interest on the outstanding principal balance hereof from time to time shall be adjusted on the following dates (each being a "Rate Adjustment Date"): the first Rate Adjustment Date shall be on September 1, 2000, and subsequent Rate Adjustment Dates shall fall on the first day of each calendar month thereafter. The first payment adjustment date shall be October 1, 2000, and subsequent payment adjustment dates shall fall on the first day of each calendar month thereafter during the term of the Loan.

         1.3 Default Interest Rate. If Borrower fails to make any payment of principal, interest or fees on the date on which such payment becomes due and payable (including applicable grace periods) whether at maturity or by acceleration or on any other date, such payment shall accrue interest from the date on which such payment was due (and not the date of the payment default) until paid at the fluctuating rate ("Default Rate") which is the lesser of (a) five percent (5%) per annum above the then applicable Note Rate and (b) the maximum rate permitted by applicable law, but in either case never more than the Maximum Lawful Rate or at a rate that would cause the total interest contracted for, charged or received by Lender to exceed the Maximum Lawful Amount.

         1.4 Note Rate. The "Note Rate" shall mean the average of London Interbank Offered Rates ("LIBOR") for a term of one month determined solely by Holder as of each Rate Adjustment Date plus five hundred fifty (550) basis points per annum, determined in the following manner: on each Rate Adjustment Date, Holder will obtain the one month LIBOR (in U.S. Dollar deposits) from the appropriate Bloomberg display page available as of the close of business announced on the last business day of the month immediately preceding the Rate Adjustment Date; in the event Bloomberg ceases publication or ceases to publish the one month LIBOR, Holder shall select a comparable publication to determine the one month LIBOR and provide prompt notice thereof to Borrower; LIBOR may or may not be the lowest rate based upon the market for U.S. Dollar deposits in the London Interbank Eurodollar Market at which Holder prices loans on the date on which the Note Rate is determined by Holder as set forth above.

         1.5 Note Rate Adjustments. This Note shall bear interest at the rate set forth above and, after adjustment in accordance with the terms hereof, or at the applicable Note Rate until a new Note Rate is determined on each Rate Adjustment Date in accordance with the provisions hereof; provided, however, that, if Holder at any time determines, in the sole but reasonable exercise of its discretion that it has miscalculated the amount of the monthly payment of principal and/or interest (whether because of a miscalculation of the Note Rate or otherwise), Holder shall give notice to Borrower of the corrected amount of such monthly payment (and the corrected amount of the Note Rate, if applicable) and (a) if the corrected amount of such monthly payment represents an increase thereof, Borrower shall, within ten (10) calendar days following receipt of such notice, pay to Holder any sums that Borrower would have otherwise been obligated under this Note to pay to Holder had the amount of such monthly payment not been miscalculated or (b) if the corrected amount of such monthly payment represents a decrease thereof and an Event of Default (as defined in Section 8.1) under any of the terms and provisions of the Note or the Loan Agreement of even date herewith by and between Borrower and Lender (the "Loan Agreement") has not occurred and is not continuing, Borrower shall, within ten (10) calendar days following receipt of such notice, be paid the sums that Borrower would not have otherwise been obligated to pay to Holder had the amount of such monthly payment not been miscalculated.

         1.6 LIBOR Unascertainable. If on any date on which the Note Rate would otherwise be set, Holder shall have determined in good faith (which determination shall be conclusive and binding on Borrower in the absence of manifest error) that (a) adequate and reasonable means do not exist for ascertaining the one month LIBOR, or (b) a contingency has occurred which materially and adversely affects the London Interbank Eurodollar Market, and, as a result, adversely affects how the Holder prices loans on the date on which the Note Rate is determined by Holder as set forth above, then, and in any such event, Holder may notify Borrower of such determination. Upon such date as shall be specified in such notice (which shall not be earlier than the date such notice is given) the obligation of Holder to charge interest to Borrower at the Note Rate shall be suspended and the one month LIBOR shall automatically be converted to the "Index" of the weekly average yield on United States Treasury Securities adjusted to a constant maturity of one year, as made available by the Federal Reserve Board forty-five
(45) days prior to the Rate Adjustment Date (the "Index"). Computation of the Note Rate based on the Index shall continue until Holder notifies Borrower that the circumstances which prompted the foregoing notice to Borrower no longer exist.

         1.7      U.S. Treasury Securities  [Intentionally Deleted].
                  ------------------------

         1.8 Reimbursement for Increased Costs. If any law or guideline or interpretation or application thereof by any governmental authority charged with the interpretation or administration thereof or compliance with any request or directive of any governmental authority (whether or not having the force of law) now existing or hereafter adopted (a) subjects Holder to any tax or changes the basis of taxation with respect to this Note, the Loan or payments by Borrower of principal, interest or other amounts due from Borrower hereunder or thereunder (except for taxes on the overall net income or overall gross receipts of Holder imposed as a result of a present or former connection between the jurisdiction of the governmental authority imposing such tax on Holder, provided that this exclusion shall not apply to a connection arising solely from Holder having executed, delivered, performed its obligations under, or received a payment under, or enforced, any of the Loan Documents (as defined in Section 8.1.1 below)), or (b) imposes upon Holder any other condition or expense with respect to this Note, the Loan or its making, maintenance or funding of any part of the Loan or any security therefor, and the result of any of the foregoing is to increase the cost to, reduce the income receivable by, or impose any expense (including, without limitation, loss of margin) upon, Holder with respect to the Note, or the making, maintenance or funding of any part of the Loan, by an amount which Holder reasonably deems to be material, Holder may from time to time notify Borrower of the amount determined in good faith (using any averaging and attribution methods) by Holder (which determination shall be conclusive absent manifest error) to be necessary to compensate Holder for such increase, reduction or imposition and, if Borrower is by law prohibited from paying any such amount which is material, Holder may elect to declare the unpaid principal balance hereof and all interest accrued thereon immediately due and payable. Such amount shall be due and payable by Borrower to Holder thirty (30) days after such notice is given.

         1.9      Additional Interest Rate Provisions.
                  -----------------------------------

                           (a) Maximum Lawful Interest: The term "Maximum Lawful
Rate" means the maximum rate of interest, and the term "Maximum Lawful Amount" means the maximum amount of interest, that are permissible under applicable state or federal law for the type of loan evidenced by this Note. If applicable state or federal law does not permit a higher interest rate, the "weekly ceiling" (as defined in Chapter 303 of the Texas Finance Code) shall be the interest rate ceiling applicable to this Note and shall be the basis for determining the Maximum Lawful Rate in effect from time to time during the term of this Note. If applicable state or federal law allows a higher interest rate or federal law preempts the state law limiting the rate of interest, then the foregoing interest rate ceiling shall not be applicable to this Note. If the interest rate ceiling is increased by statute or other governmental action subsequent to the date of this Note, then the new interest rate ceiling shall be applicable to this Note from the effective date thereof, unless otherwise prohibited by applicable law.

                           (b) Spreading of Interest: Because of the possibility
of irregular periodic balances of principal, premature payment, and the fluctuating nature of the Note Rate, the total interest that will accrue under this Note cannot be determined in advance. Lender does not intend to contract for, charge or receive more than the Maximum Lawful Rate or Maximum Lawful Amount permitted by applicable state or federal law, and to prevent such an occurrence Lender and Borrower agree that all amounts of interest, whenever contracted for, charged or received by Lender, with respect to the loan of money evidenced by this Note, shall be spread, prorated or allocated over the full period of time this Note is unpaid, including the period of any renewal or extension of this Note. If demand for payment of this Note is made by Lender prior to the full stated term, the total amount of interest contracted for, charged or received to the time of such demand shall be spread, prorated or allocated along with any interest thereafter accruing over the full period of time that this Note thereafter remains unpaid for the purpose of determining if such interest exceeds the Maximum Lawful Amount.

                           (c) Excess Interest:  At maturity (including maturity
due to Lender's acceleration of the Note) or on earlier final payment of this Note, Lender shall compute the total amount of interest that has been contracted for, charged or received by Lender or payable by Borrower under this Note and compare such amount to the Maximum Lawful Amount that could have been contracted for, charged or received by Lender. If such computation reflects that the total amount of interest that has been contracted for, charged or received by Lender or payable by Borrower exceeds the Maximum Lawful Amount, then Lender shall apply such excess to the reduction of the principal balance and not to the payment of interest; or if such excess interest exceeds the unpaid principal balance, such excess shall be refunded to Borrower. This provision concerning the crediting or refund of excess interest shall control and take precedence over all other agreements between Borrower and Lender so that under no circumstances shall the total interest contracted for, charged or received by Lender exceed the Maximum Lawful Amount.

         Section 2. Interest Payments Only. Commencing on October 1, 2000, and continuing on the first day of each calendar month thereafter through and including the Maturity Date (defined below), interest only payments on the unpaid principal balance of this Note, calculated in arrears at the then effective Note Rate shall be due and payable.

         Section 3. Application of Payments. Payments made by Borrower on account hereof shall be applied, first, toward any Late Fees (hereinafter defined) and other fees, expenses, costs and charges due under any of the Loan Documents, second, toward payment of any interest due at the Default Rate, third, toward payment of any interest due at the then applicable Note Rate set forth in Section 1.4 above, and fourth, toward payment of principal. Notwithstanding the foregoing, if any advances made by Holder under the terms of any instruments securing this Note have not been repaid, any payments made may, at the option of Holder, be applied, first, to repay such advances and interest thereon, with the balance, if any, applied as set forth in the preceding sentence. Neither Holder's acceptance of an amount which is less than the amount then due and payable nor Holder's application of such payment in the manner set forth in this Section 3 shall constitute or be deemed to constitute either a waiver of the unpaid amounts or an accord and satisfaction.

         Section 4. Maturity Date. Unless sooner paid, and except to the extent that payment thereof is sooner accelerated in accordance with Section 2.4 of the Loan Agreement, the entire unpaid balance of the principal amount hereof and all interest accrued thereon (including interest at the Default Rate), to and including the Maturity Date (as defined below), and all Late Fees (as defined below) shall become due and payable on August 15, 2002.

         Section 5. Prepayment. Any full or partial prepayment of the Loan shall be permitted upon not less than thirty (30) and not greater than sixty (60) days prior written notice to Holder specifying the date on which prepayment is to be made. Any prepayment shall be credited, first, toward any Late Fees due hereunder, second, toward payment of any accrued and unpaid interest due hereunder at the Default Rate, third, toward payment of any accrued and unpaid interest due hereunder at the Note Rate, and fourth, toward payment of the outstanding principal balance hereof. Notwithstanding the foregoing, if any advances made by Holder under the terms of any instruments securing this Note have not been repaid, any payments made may, at the option of Holder, be applied, first, to repay such advances, and interest thereon, with the balance, if any, applied as set forth in the preceding sentence.

         Section 6.        Method of Payment.
                           -----------------

         Each payment of the Loan Obligations (as defined in the Loan Agreement) shall be paid directly to Holder in lawful tender of the United States of America. Each such payment shall be paid by 1:00 p.m. Denver, Colorado, time on the date such payment is due, except if such date is not a Business Day (as defined in the Loan Agreement) such payment shall then be due on the first Business Day after such date, but interest shall continue to accrue until the date payment is received. Any payment received after 1:00 p.m. Denver, Colorado, time shall be deemed to have been received on the immediately following Business Day for all purposes, including without limitation, the accrual of interest and principal.

         Section 7.        Security.
                           --------

         The debt evidenced by this Note is to be secured by, among other things, a Payment and Performance Guaranty Agreement of even date herewith (the "Guaranty Agreement"), given by Capital Senior Living Corporation, a Delaware corporation ("Guarantor"), for the benefit of Lender.

         Section 8.        Default.
                           -------

         8.1 Events of Default. Anything in this Note to the contrary notwithstanding, on the occurrence of any of the following events (each of which is referred to herein as an "Event of Default"), Holder may, in the exercise of its sole and absolute discretion, accelerate the debt evidenced by this Note, in which event the entire outstanding principal balance and all interest and fees accrued thereon shall immediately be and become due and payable without further notice:

                           (a)      Borrower  fails in making any payment to the
Holder of any or all sums due hereunder within five (5) days after such payment becomes due or on the Maturity Date; or

                           (b)      there exists an uncured "Event of Default"
as set forth and defined in any of the Loan Documents (defined in Section 8.2 below).

         8.2 No Impairment of Rights. Nothing in this Section shall be deemed in any way to alter or impair any right which the Holder has under this Note, the Mezzanine Loan Agreement between Borrower and Lender of even date herewith ("Loan Agreement") or any other document or instrument evidencing or securing the Loan (collectively, the "Loan Documents") or at law or in equity, to accelerate such debt on the occurrence of any other Event of Default provided herein or therein, whether or not relating to this Note.

         8.3 Late Fees. Without limiting the generality of the foregoing provisions of this Section, if any payment of interest or principal is not made within five (5) calendar days after the date on which such payment becomes due, Borrower shall thereupon automatically become obligated immediately to pay to the Holder a late payment charge, for each month during which a payment delinquency exists, equal to the lesser of five percent (5%) of the amount of such payment or the maximum amount permitted by applicable law ("Late Fees") to defray the expenses incurred by Holder in handling and processing such delinquent payment and to compensate Holder for the loss of use of such delinquent payment.

         Section 9.        Costs of Enforcement.
                           --------------------

         Borrower shall pay to Holder on demand the amount of any and all expenses incurred by Holder (a) in enforcing its rights hereunder or under the Loan Documents, (b) as the result of the occurrence of an Event of Default by Borrower in performing its obligations under this Note, including but not limited to the expense of collecting any amount owed hereunder, and of any and all commercially reasonable attorneys' fees incurred by Holder in connection with such Event of Default, whether suit be brought or not, and (c) in protecting the security for the Loan and all obligations under the Loan Documents. Such expenses shall be added to the principal amount hereof, shall be secured by the Loan Documents and shall accrue interest at the Default Rate.

         Section 10.       Borrower's Waiver of Certain Rights.
                           -----------------------------------

         Borrower and any endorser, guarantor or surety hereby waives the exercise of any and all exemption rights which it holds at law or in equity with respect to the debt evidenced by this Note, and of any and all rights which it holds at law or in equity to require any valuation, appraisal or marshalling, or to have or receive any presentment, protest, demand and notice of dishonor, protest, demand and nonpayment as a condition to the Holder's exercise of any of its rights under this Note or the Loan Documents.

         Section 11.       Extensions.
                           ----------

         The Maturity Date and/or any other date by which any payment is required to be made hereunder may be extended by the Holder from time to time in the exercise of its sole discretion, without in any way altering or impairing Borrower's or Guarantor's liability hereunder.

         Section 12.       General.
                           -------

         12.1     Applicable Law.
                  --------------

                           (a)    This Note shall be given effect and construed
by application of the laws of the State of Texas (without regard to the principles thereof governing conflicts of laws), and any action or proceeding arising hereunder, and each of Holder and Borrower submits (and waives all rights to object) to non-exclusive personal jurisdiction in the State of Texas, for the enforcement of any and all obligations under the Loan Documents except that if any such action or proceeding arises under the Constitution, laws or treaties of the United States of America, or if there is a diversity of citizenship between the parties thereto, so that it is to be brought in a United States District Court, it shall be brought in the United States District Court for the Northern District of Texas or any successor federal court having original jurisdiction.

                           (b)    Chapter 346 of the Texas Finance Code relating
to certain revolving credit loan accounts is not applicable to this Note.

         12.2 Headings. The headings of the Sections, subsections, paragraphs and subparagraphs hereof are provided herein for and only for convenience of reference, and shall not be considered in construing their contents.

         12.3 Construction. As used herein, (a) the term "person" means a natural person, a trustee, a corporation, a limited liability company, a partnership and any other form of legal entity, and (b) all references made (i) in the neuter, masculine or feminine gender shall be deemed to have been made in all such genders, (ii) in the singular or plural number shall be deemed to have been made, respectively, in the plural or singular number as well, and (iii) to any Section, subsection, paragraph or subparagraph shall, unless therein expressly indicated to the contrary, be deemed to have been made to such Section, subsection, paragraph or subparagraph of this Note.

         12.4 Severability. No determination by any court, governmental body or otherwise that any provision of this Note or any amendment hereof is invalid or unenforceable in any instance shall affect the validity or enforceability of (a) any other such provision or (b) such provision in any circumstance not controlled by such determination. Each such provision shall be valid and enforceable to the fullest extent allowed by, and shall be construed wherever possible as being consistent with, applicable law.

         12.5 No Waiver. The Holder shall not be deemed to have waived the exercise of any right which it holds hereunder unless such waiver is made expressly and in writing. No delay or omission by the Holder in exercising any such right (and no allowance by the Holder to Borrower of an opportunity to cure a default in performing its obligations hereunder) shall be deemed a waiver of its future exercise. No such waiver made as to any instance involving the exercise of any such right shall be deemed a waiver as to any other such instance, or any other such right. Further, acceptance by Holder of all or any portion of any sum payable under, or partial performance of any covenant of, this Note, the Mortgage or any of the other Loan Documents, whether before, on, or after the due date of such payment or performance, shall not be a waiver of Holder's right either to require prompt and full payment and performance when due of all other sums payable or obligations due thereunder or hereunder or to exercise any of Holder's rights and remedies hereunder or thereunder.

         12.6 Waiver of Jury Trial; Service of Process; Court Costs. BORROWER HEREBY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH BORROWER AND THE HOLDER MAY BE PARTIES ARISING OUT OF, IN CONNECTION WITH, OR IN ANY WAY PERTAINING TO, THIS NOTE AND/OR ANY OF THE OTHER LOAN DOCUMENTS. IT IS AGREED AND UNDERSTOOD THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS NOTE. THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY BORROWER, UPON CONSULTATION WITH COUNSEL OF BORROWER'S CHOICE, AND BORROWER HEREBY REPRESENTS THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. BORROWER FURTHER REPRESENTS AND WARRANTS THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS NOTE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL. BORROWER AGREES THAT SERVICE UPON ITS REGISTERED AGENT IN THE STATE OF TEXAS SHALL BE VALID REGARDLESS OF BORROWER'S WHEREABOUTS AT THE TIME OF SUCH SERVICE AND REGARDLESS OF WHETHER BORROWER RECEIVES A COPY OF SUCH SERVICE, PROVIDED THAT THE HOLDER SHALL HAVE MAILED A COPY TO BORROWER IN ACCORDANCE WITH THE NOTICE PROVISIONS HEREIN. BORROWER AGREES TO PAY ALL COURT COSTS AND REASONABLE ATTORNEY'S FEES INCURRED BY HOLDER IN CONNECTION WITH ENFORCING ANY PROVISION OF THIS NOTE. NOTWITHSTANDING THE FOREGOING, HOLDER AGREES TO USE REASONABLE EFFORTS TO PROVIDE BORROWER WITH NOTICE OF THE FILING OF ANY LAWSUIT BY HOLDER AGAINST BORROWER.

         12.7 Offset. Upon the occurrence of an Event of Default, the Holder may set-off against any principal and interest owing hereunder, any and all credits, money, stocks, bonds or other security or property of any nature whatsoever on deposit with, or held by, or in the possession of, the Holder, to the credit of or for the account of Borrower, without notice to or consent of Borrower or Guarantor.

         12.8 Non-Exclusivity of Rights and Remedies. None of the rights and remedies herein conferred upon or reserved to Holder is intended to be exclusive of any other right or remedy contained herein or in any of the other Loan Documents and each and every such right and remedy shall be cumulative and concurrent, and may be enforced separately, successively or together, and may be exercised from time to time as often as may be deemed necessary or desirable by Holder.

         12.9 Incorporation by Reference. All of the agreements, conditions, covenants and provisions contained in each of the Loan Documents are hereby made a part of this Note to the same extent and with the same force and effect as if they were fully set forth herein.

         12.10 Joint and Several Liability. If Borrower consists of more than one person and/or entity, each such person and/or entity agrees that its liability hereunder is joint and several.

         12.11 Business Purpose. Borrower represents and warrants that the Loan evidenced by this Note is being obtained solely for the purpose of acquiring or carrying on a business, professional or commercial activity and is not for personal, agricultural, family or household purposes.

         12.12 Interest Limitation. Borrower agrees that for the purpose of determining Maximum Lawful Interest described in Section 1.9(a) above, any non-principal payment (including, without limitation, Late Fees and other fees) shall be deemed, to the extent permitted by law, to be an expense, fee or premium rather than interest.

         12.13 Modification. This Note may be modified, amended, discharged or waived only by an agreement in writing signed by the party against whom enforcement of such modification, amendment, discharge or waiver is sought.

         12.14 Time of the Essence. Time is strictly of the essence of this Note.

         12.15 Negotiable Instrument. Borrower agrees that this Note shall be deemed a negotiable instrument, even though this Note may not otherwise qualify, under applicable law, absent this paragraph, as a negotiable instrument.

         12.16 Interest Rate After Judgment. If judgment is entered against Borrower on this Note, the amount of the judgment entered (which may include principal, interest, fees, Late Fees and costs) shall bear interest at the Default Rate, to be determined on the date of the entry of the judgment.

         12.17 Relationship. Borrower and Holder intend that the relationship between them shall be solely that of creditor and debtor. Nothing contained in this Note or in any of the other Loan Documents shall be deemed or construed to create a partnership, tenancy-in-common, joint tenancy, joint venture or co-ownership by or between Borrower and Holder.

         12.18  Waiver  of  Automatic  Stay.  TO  THE  EXTENT   PERMITTED  UNDER
APPLICABLE LAW, BORROWER HEREBY AGREES THAT, IN CONSIDERATION OF LENDER'S AGREEMENT TO MAKE THE LOAN AND IN RECOGNITION THAT THE FOLLOWING COVENANT IS A MATERIAL INDUCEMENT FOR LENDER TO MAKE THE LOAN, IN THE EVENT THAT BORROWER SHALL (A) FILE WITH ANY BANKRUPTCY COURT OF COMPETENT JURISDICTION OR BE THE SUBJECT OF ANY PETITION UNDER ANY SECTION OR CHAPTER OF TITLE 11 OF THE UNITED STATES CODE, AS AMENDED (THE "BANKRUPTCY CODE"), OR SIMILAR LAW OR STATUTE; (B) BE THE SUBJECT OF ANY ORDER FOR RELIEF ISSUED UNDER THE BANKRUPTCY CODE OR SIMILAR LAW OR STATUTE; (C) FILE OR BE THE SUBJECT OF ANY PETITION SEEKING ANY REORGANIZATION, ARRANGEMENT, COMPOSITION, READJUSTMENT, LIQUIDATION, DISSOLUTION, OR SIMILAR RELIEF UNDER ANY PRESENT OR FUTURE FEDERAL OR STATE ACT OR LAW RELATING TO BANKRUPTCY, INSOLVENCY, OR OTHER RELIEF FOR DEBTORS; (D) HAVE SOUGHT OR CONSENTED TO OR ACQUIESCED IN THE APPOINTMENT

OF ANY TRUSTEE, RECEIVER, CONSERVATOR, OR LIQUIDATOR; OR (E) BE THE SUBJECT OF AN ORDER, JUDGMENT OR DECREE ENTERED BY ANY COURT OF COMPETENT JURISDICTION APPROVING A PETITION FILED AGAINST ANY BORROWER FOR ANY REORGANIZATION, ARRANGEMENT, COMPOSITION, READJUSTMENT, LIQUIDATION, DISSOLUTION, OR SIMILAR RELIEF UNDER ANY PRESENT OR FUTURE FEDERAL OR STATE ACT OR LAW RELATING TO BANKRUPTCY, INSOLVENCY OR RELIEF FOR DEBTORS, THEN, TO THE EXTENT PERMITTED BY APPLICABLE LAW AND SUBJECT TO COURT APPROVAL, HOLDER SHALL THEREUPON BE ENTITLED AND BORROWER HEREBY IRREVOCABLY CONSENTS TO, AND WILL NOT CONTEST, AND AGREES TO STIPULATE TO RELIEF FROM ANY AUTOMATIC STAY OR OTHER INJUNCTION IMPOSED BY
SECTION 362 OF THE BANKRUPTCY CODE, OR SIMILAR LAW OR STATUTE (INCLUDING, WITHOUT LIMITATION, RELIEF FROM ANY EXCLUSIVE PERIOD SET FORTH IN SECTION 1121 OF THE BANKRUPTCY CODE) OR OTHERWISE, ON OR AGAINST THE EXERCISE OF THE RIGHTS AND REMEDIES OTHERWISE AVAILABLE TO HOLDER AS PROVIDED IN THE LOAN DOCUMENTS, AND AS OTHERWISE PROVIDED BY LAW, AND BORROWER HEREBY IRREVOCABLY WAIVES ITS RIGHTS TO OBJECT TO SUCH RELIEF.

              [REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, Borrower has executed and sealed this Note or caused it to be executed and sealed on its behalf by its duly authorized representative, the day and year first above written, and the obligations under this Note shall be binding upon Borrower's successors and assigns.

WITNESS:                           BORROWER:

                                   CAPITAL SENIOR LIVING P-B, INC., a Delaware corporation

                                   By:                                    (SEAL)
------------------------------        ------------------------------------
                                      Lawrence A. Cohen, Chief Executive Officer
------------------------------
[Print name]

                                                       (Mezzanine Loan - Pool B)


                   PAYMENT AND PERFORMANCE GUARANTY AGREEMENT

         THIS PAYMENT AND PERFORMANCE GUARANTY AGREEMENT (this "Guaranty") is made as of the ____ day of August, 2000, by CAPITAL SENIOR LIVING CORPORATION, a Delaware corporation ("Guarantor"), for the benefit of NEWMAN FINANCIAL SERVICES, INC., a Delaware corporation (including its successors, transferees and assigns, "Lender").

                                    RECITALS

         A. CAPITAL SENIOR LIVING P-B INC., a Delaware corporation (together with its successors and assigns "Borrower"), has borrowed the sum of NINE MILLION SEVEN HUNDRED THOUSAND AND NO/100 DOLLARS ($9,700,000.00) (the "Loan") from Lender, evidenced by Borrower's Promissory Note of even date herewith (the "Note") and that certain Mezzanine Loan Agreement by and among Lender, Borrower and Capital Senior Living ILM-B, Inc., a Delaware corporation ("Mortgagor") of even date herewith (the "Loan Agreement"), and secured by, among other things, two (2) certain Mortgage and Security Agreements, of even date herewith executed by Mortgagor to and in favor of Lender (individually, a "Mortgage" and collectively, the "Mortgages") each granting a second lien on those two (2) senior housing facilities described on Exhibit "A" attached hereto and incorporated herein (each individually a "Facility" and collectively the "Facilities").

         B. The Note, the Loan Agreement, the Mortgages and the other documents, certificates, instruments and agreements executed by Borrower and/or Mortgagor in connection with the Loan or to otherwise evidence or secure the Loan, and all renewals, supplements, or amendments thereto or a part thereof, are collectively referred to as the "Loan Documents".

         C. As a condition of making the Loan, Guarantor has agreed to guaranty, absolutely and unconditionally, payment of the Guaranty Obligations (as defined below), subject to the terms and conditions set forth in this Guaranty.

                                    AGREEMENT

         NOW THEREFORE, in consideration of the above and as an inducement to Lender to make the Loan evidenced by the Note and the Loan Agreement, and as security for the payment of the Loan and all interest from time to time accrued and unpaid thereon, and all expenses, fees, charges and other amounts from time to time due and owing to Lender under the Note, and the other Loan Documents, and for the performance of all covenants, agreements and other obligations from time to time owing to, or for the benefit of, Lender pursuant to the Loan Documents, including, without limitation, the payment and performance of all of Borrower's and Mortgagor's obligations pursuant to Article IX of the Loan Agreement (collectively referred to herein as the "Guaranty Obligations"), Guarantor, intending to be legally bound, hereby covenants, agrees, represents and warrants as follows:

         1. Guaranty. Guarantor hereby absolutely and unconditionally guarantees to the Lender the full, regular and punctual payment and performance of the Guaranty Obligations within seven (7) days of the receipt of the Lender's written demand therefor after the passage of actual notice and cure periods provided in the Loan Documents. Without limiting the generality of the foregoing, "Guaranty Obligations" is used herein in its most comprehensive sense to include all debts, obligations and indebtedness described in the Loan Documents, whether now or hereafter made, incurred, or created, voluntary or involuntary, due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined. In addition, Guarantor guarantees the full payment of, and agrees to reimburse Lender for, all costs of collection incurred by Lender in enforcing the Guaranty Obligations and pursuing any remedies set forth in the Loan Documents and/or the Guaranty, including, without limitation, court costs and commercially reasonable attorneys' fees (including, but not limited to, fees in any bankruptcy or appellate proceeding).

         2. Payments. All payments to be made by Guarantor to Lender hereunder shall be made in lawful money of the United States of America, in immediately available funds, at 1801 California Street, Suite 3700, Denver, CO 80202, or such other location designated by Lender in writing, and shall be accompanied by a notice from Guarantor stating that such payments are made under this Guaranty. All payments available to Lender for application in payment or reduction of the Guaranty Obligations may be applied by Lender in such manner and in such amount, and at such time or times and in such order and priority as provided for in the Note.

         3. Subsequent Acts by Lender. Lender may, in its sole discretion and without notice to Guarantor, take any action which might otherwise be deemed a legal or equitable release or discharge of Guarantor's obligations hereunder without either impairing or affecting the liability of Guarantor for payment of the Guaranty Obligations, which actions might include, by way of illustration and not limitation:

                  (a) at any time or from time to time, the time for Borrower's and/or Mortgagor's performance of or compliance with any provision of the Loan Documents may be extended or such performance or compliance may be waived by Lender;

                  (b) the acceptance of partial payment of the Guaranty Obligations;

                  (c) any of the acts permitted in the Loan Documents may be performed;

                  (d) the Loan Documents may from time to time be amended and/or renewed by Borrower and/or Mortgagor and Lender for the purpose of adding any provisions thereto or changing in any manner the rights of Lender or of Borrower and/or Mortgagor thereunder;

                  (e) the maturity date of the Note may be changed or renewed in whole or in part;

                  (f) the maturity of the Note may be accelerated in accordance with the terms of the Loan Documents or any future agreement between Borrower and/or Mortgagor and Lender or the holder of such Note;

                  (g) any collateral security for all or any part of the Guaranty Obligations may be exchanged, released, compromised, consolidated, surrendered or otherwise dealt with, and Lender's interest therein may be released and may or may not be perfected;

                  (h) the settlement, release, compounding, compromise, cancellation, rearrangement or consolidation of any of the Guaranty Obligations;

                  (i) the collection of or other liquidation of any claims Lender may have in respect to the Guaranty Obligations;

                  (j) the granting of indulgences, forbearance, compromises, extensions or adjustments in respect to any covenant or agreement under the Loan Documents; and/or

                  (k) the release from liability of any other Guarantor and/or any additional parties who may guarantee payment of the Guaranty Obligations or any portion thereof.

         4.       Certain Rights, Subordination, Etc.
                  ----------------------------------

                  (a) Lender may pursue its rights and remedies under this Guaranty and shall be entitled to payment hereunder notwithstanding any other guaranty of all or any part of the Guaranty Obligations, and notwithstanding any action taken by Lender to enforce any of its rights or remedies under such other guaranty, or any payment received thereunder (but in no event shall Lender collect more than the aggregate amount of the Guaranty Obligations).

                  (b) Any obligation or debt of Borrower or Mortgagor now or hereafter held by Guarantor is hereby subordinated to the Guaranty Obligations and Guarantor shall not enforce or collect any such indebtedness from Borrower or Mortgagor, as the case may be. Nevertheless, upon request by Lender, Guarantor shall collect, enforce and receive such indebtedness of Borrower to Guarantor or of Mortgagor to Guarantor, as the case may be. Any sums collected at Lender's request or collected in contravention of the prohibition set forth herein shall be held by Guarantor as trustee for Lender and shall be paid over to Lender on account of the Guaranty Obligations; provided, however, that such payments shall not impair or affect in any manner the liability of Guarantor under the other provisions of this Guaranty.

                  (c) Guarantor agrees that if any "Event of Default" exists under the Loan Documents ("Event of Default") and is continuing, (i) Guarantor shall not accept payment from any other guarantor of any Guaranty Obligations by way of contribution or similar rights on account of any payment made hereunder by Guarantor to Lender, all of which rights are hereby subordinated to Guarantor's obligations hereunder to Lender, (ii) Guarantor will not take any action to exercise or enforce any rights to such contribution, and (iii) if Guarantor should receive payment, satisfaction or security for any indebtedness of Borrower or Mortgagor to Lender, the same shall be delivered to Lender in the form received, endorsed or signed as may be appropriate for application on account of or as security for the indebtedness of Borrower to Lender and, until so delivered, shall be held in trust for Lender as security for the indebtedness of Borrower to Lender.

                  (d) In the event of any Event of Default with respect to the Guaranty Obligations, Guarantor agrees to pay or perform on written demand the Guaranty Obligations. Lender shall not be under a duty to protect, secure or insure or be required to liquidate any security or lien provided by the Mortgage or other such collateral held by Lender prior to making such demand.

                  (e) Notwithstanding any payment or payments made by Guarantor under this Guaranty, Guarantor expressly, irrevocably and unconditionally waives and releases any and all "claims" (as that term is defined in the Bankruptcy Reform Act of 1978, as amended, 11 U.S.C. Sections 101 et seq., and the regulations adopted and promulgated pursuant thereto (collectively, the "Bankruptcy Code")) it may now or hereafter have against Borrower or Mortgagor, and shall not be entitled to, and hereby expressly waives, any and all rights of subrogation, reimbursement, indemnity, exoneration and contribution against Borrower or Mortgagor, which Guarantor may now or hereafter have against Borrower or Mortgagor without regard to whether any such right or claim arises expressly; provided, that such waiver and release shall not be effective as to any such claim or entitlement or such subrogation and other rights that accrue after the indefeasible payment, performance or other satisfaction in full of the Guaranty Obligations.

         5. Representations and Warranties. Guarantor represents and warrants to Lender that:

                  (a) Existence, Power and Qualification. Guarantor is a duly organized and validly existing corporation, has the corporate power to own its properties and to carry on its business as is now being conducted, and is duly qualified to do business and is in good standing in every jurisdiction in which the character of the properties owned by it or in which the transaction of its business makes its qualification necessary.

                  (b) Power and Authority. Guarantor has full corporate power and authority to incur the Guaranty Obligations provided for herein, all of which have been authorized by all proper and necessary action.

                  (c) Financial Condition. The financial statements of the Guarantor heretofore furnished to Lender are complete and correct and fairly present the financial condition of the Guarantor as of the date thereof. Since the date of said financial statements there has been no material adverse change in the financial condition or operations, or the business taken as a whole, of Guarantor from that set forth therein.

                  (d) Litigation. There are no legal or arbitral proceedings or any proceedings by or before any governmental or regulatory authority or agency now pending or, to the best of Guarantor's knowledge, threatened against Guarantor, in which an adverse decision could materially and adversely affect the financial condition of Guarantor.

                  (e) No Breach. The execution and delivery of this Guaranty, the consummation of the transactions herein contemplated and compliance with the terms and provisions hereof will not (i) conflict with or result in a breach of, or require any consent (not heretofore obtained prior to the representation is made) under, any applicable law, administrative proceeding or regulation, or any order, writ, injunction or decree of any court or governmental authority or agency, or any agreement or instrument to which Guarantor is a party or by which Guarantor is bound or to which Guarantor is subject, (ii) constitute a default under any such agreement or instrument or under Guarantor's articles of incorporation, by-laws or any other agreement or instrument binding upon Guarantor, or (iii) result in the creation or imposition of any lien upon any of the revenues or assets of Guarantor pursuant to the terms of any such agreement or instrument.

                  (f) Approvals. To the best of Guarantor's knowledge, no authorizations, approvals, or consents of (other than those heretofore obtained and in full force and effect), and no filings or registrations with (other than those heretofore obtained and in full force and effect), any governmental or regulatory authority or agency are necessary for the execution, delivery or performance by Guarantor of this Guaranty or for the validity or enforceability thereof.

                  (g) Taxes, etc. Guarantor has filed all United States federal and state tax returns and all other tax returns that are required to be filed by Guarantor and has paid all taxes due pursuant to such returns or pursuant to any assessment received by Guarantor, except such taxes, the payment of which is not yet due, or which if due, is not yet delinquent or is being contested in good faith or which has not been finally determined.

                  (h) Benefit. The making of the Loan by Lender to Borrower will directly benefit Guarantor.

         6.       Financial Covenants and Other Information.  Guarantor shall
provide  Lender  the  following  financial   statements  and  information  on  a
continuing basis during the term of the Loan:

                  (a) Within one hundred twenty (120) days after the end of the fiscal year of the Guarantor, audited consolidated financial statements of the operations of the Guarantor, prepared in accordance with generally accepted accounting principles consistently applied ("GAAP") by a nationally recognized accounting firm or independent certified public accounting firm acceptable to the Lender, which statements shall include a balance sheet and a statement of income and expenses for the year then ended. In lieu of its obligations hereunder, Guarantor may submit to Lender, upon its filing thereof, a copy of its Form 10-K as filed with the United States Securities and Exchange Commission.

                  (b) Within forty-five (45) days after the end of each fiscal quarter (except the last fiscal quarter of each fiscal year) of Guarantor, unaudited interim financial statements of the operations of Guarantor, certified as true and correct in all material respects by a financial officer of Guarantor prepared in accordance with GAAP, which statements shall include a balance sheet and a statement of income and expenses for the quarter then ended. In lieu of its obligations hereunder, Guarantor may submit to Lender a copy of its Form 10-Q as filed by Guarantor with the United States Securities and Exchange Commission

                  (c) As soon as  available,  but in no event  more than  thirty
(30) days after the filing deadline, as may be extended from time to time, copies of all federal, state and local tax returns of Guarantor, together with all supporting documentation and required schedules.

                  (d) Within forty-five (45) days after the end of each fiscal quarter of Guarantor, a certificate of the chief financial officer of Guarantor confirming compliance with the covenants and requirements set forth above.

         The Lender reserves the right to require such other financial information of Guarantor in such form and at such other times (including monthly or more frequently) as Lender shall deem necessary, in its commercially reasonable discretion, and Guarantor agrees promptly to provide or to cause to be provided, such information to Lender. All financial statements must be in form and detail as Lender may from time to time request in its commercially reasonable discretion, unless such Financial Statements are prepared in accordance with GAAP.

         7. Guaranty is a Continuing Obligation. The obligations of the Guarantor under this Guaranty shall be continuing, absolute, irrevocable and unconditional under all circumstances, and shall remain in full force and effect or be reinstated, until all of the Guaranty Obligations shall have been paid and performed in full, irrespective of the bankruptcy, insolvency, merger, reorganization, termination, discontinuation or dissolution of the Borrower or Mortgagor or any assignment for the benefit of creditors by the Borrower or the Mortgagor. The Guarantor acknowledges and agrees that Guarantor's obligations hereunder shall apply to and continue with respect to any of the obligations of the Borrower under the Loan Documents which are subsequently recovered from the Lender for the reasons set forth below. In the event that any payment by or on the behalf of the Borrower to Lender is held to constitute a preference, fraudulent transfer or other voidable payment under any bankruptcy, insolvency or similar law, or if for any other reason the Lender is required to refund such payment or pay the amount thereof to any other party, including, without limitation, as a result of the appointment of a receiver, intervenor, or conservator of, or trustee or similar officer for, the Borrower or the Mortgagor or of any substantial part of their property or otherwise, such payment by the Borrower or any other party to the Lender shall not constitute a release of the Guarantor from any liability hereunder, and this Guaranty shall continue to be effective or shall be reinstated (notwithstanding any prior release, surrender or discharge by the Lender of this Guaranty or of the Guarantor), as the case may be, with respect to, and this Guaranty shall apply to, any and all amounts so refunded by the Lender or paid by the Lender to another party (which amounts shall constitute part of the Guaranty Obligations), and any interest paid by the Lender and any attorneys' fees, costs and expenses paid or incurred by the Lender in connection with any such event. It is the intent of the Guarantor and the Lender that the obligations and liabilities of the Guarantor hereunder are absolute and unconditional under any and all circumstances and that until the Guaranty Obligations are fully and finally paid and performed, and not subject to refund or disgorgement, the obligations and liabilities of the Guarantor hereunder shall not be discharged or released, in whole or in part, by any act or occurrence that might, but for the provisions of this Guaranty, be deemed a legal or equitable discharge or release of a guarantor. The Lender shall be entitled to continue to hold this Guaranty in its possession for a period of one year from the later of (a) the date the Guaranty Obligations are paid and performed in full, or (b) if not paid in accordance with the Guaranty Obligations, the expiration or termination of the Loan, and for so long thereafter as may be necessary to enforce any obligation of the Guarantor hereunder and/or to exercise any right or remedy of the Lender hereunder.

         8. Waiver and Release. Guarantor shall have no right of subrogation in or under the Guaranty Obligations, and no rights of reimbursement, indemnity or contribution from the Borrower or Mortgagor or any other rights by law, equity, statute or contract that would give rise to a creditor- debtor relationship between Guarantor and the Borrower or Guarantor and the Mortgagor. Guarantor shall have no security interests, liens, or other similar interests and collection rights related thereto, in any way in any of the collateral which is conveyed under the Loan Documents as security for the Guaranty Obligations, until after such time as the Guaranty Obligations are satisfied in full. Guarantor hereby explicitly waives and releases any of the above-described rights of subrogation, reimbursement, indemnity, contribution (until such time as the Guaranty Obligations are satisfied in full), and any right to require the marshaling of Borrower's or Mortgagor's assets under any circumstances.

         9. Continuing Validity. Guarantor further agrees that the validity of this Guaranty and the obligations of Guarantor hereunder shall in no way be terminated, affected or impaired (a) by reason of the assertion by Lender of any rights or remedies which it may have under or with respect to either the Note, the Mortgages, or the other Loan Documents, against any person obligated thereunder or against the owner of the premises covered by the Mortgages, (b) by reason of any failure to file or record any of such instruments or to take or perfect any security intended to be provided thereby, (c) by reason of the commencement of a case under the Bankruptcy Code by or against any person obligated under the Note, the Mortgages or the other Loan Documents, or the death of any Guarantor, or (d) by reason of any payment made on the Guaranty Obligations or any other indebtedness arising under the Note, the Mortgages or the other Loan Documents, whether made by Borrower or Guarantor or any other person, which is required to be refunded pursuant to any bankruptcy or insolvency law; it being understood that no payment so refunded shall be considered as a payment of any portion of the Guaranty Obligations, nor shall it have the effect of reducing the liability of Guarantor hereunder. It is further understood, that if Borrower or Mortgagor shall have taken advantage of, or be subject to the protection of, any provision in the Bankruptcy Code, the effect of which is to prevent or delay Lender from taking any remedial action against Borrower or Mortgagor, including the exercise of any option Lender has to declare the Guaranty Obligations due and payable on the happening of any default or event by which under the terms of the Note, the Mortgages or the other Loan Documents, the Guaranty Obligations shall become due and payable, Lender may, as against Guarantor, nevertheless, declare the Guaranty Obligations due and payable and enforce any or all of its rights and remedies against Guarantor provided for herein.

         10. Notice. All notices given under this Guaranty shall be in writing and shall be either hand delivered or mailed, by certified U.S. mail, return receipt requested, first class postage prepaid, to the other party, at its address set forth below or at such other address as such party may designate by notice to the other party:

                  (a)      If to Guarantor:

                           Capital Senior Living Corporation
                           14160 Dallas Parkway, Suite 300
                           Dallas, Texas  75240
                           Attention:  David R. Brickman, Esq.

                           with a copy to:

                           Winston W. Walp II, Esq.
                           Jenkens & Gilchrist, P.C.
                           1445 Ross Avenue, Suite 3200
                           Dallas,  Texas 75202

                  (b)      If to Lender:

                           Newman Financial Services, Inc.
                           1801 California Street, Suite 3700
                           Denver, Colorado  80202
                           Attention: Servicing Department

                           with a copy to:

                           Ballard Spahr Andrews & Ingersoll, LLP
                           601 13th Street, NW, Suite 1000 South
                           Washington, DC  20005-3807
                           Attention: Kelly M. Wrenn, Esq.

         11. No Waiver by Lender; Remedies. No failure on the part of Lender or the holder of the Note to exercise, and no delay in exercising, any right hereunder or thereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right. Guarantor hereby agrees that all rights and remedies that Lender is afforded by reason of this Guaranty are separate and cumulative and may be pursued separately, successively, or concurrently, as Lender deems advisable. In addition, all such rights and remedies are non-exclusive and shall in no way limit or prejudice Lender's ability to pursue any other legal or equitable rights or remedies that may be available. Failure of Lender to insist upon strict performance or observance of any of the terms, provisions and covenants hereof or to exercise any right herein contained shall not be construed as a waiver or relinquishment of the right to demand strict performance at another time. Receipt by Lender of any payment or performance on the Guaranty Obligations shall not be deemed a waiver of the breach of any provision hereof or of any of the Loan Documents. Without limiting the generality of the foregoing, Guarantor agrees that in any action by Lender by reason of the Guaranty Obligations, Lender, at its election, may proceed (a) against Guarantor together with Borrower, (b) against Guarantor and Borrower, individually, or (c) against Guarantor only without having commenced any action against, or having obtained any judgment against, Borrower.

         12.      Certain Waivers by Guarantor.  AS A FURTHER INDUCEMENT
TO LENDER TO MAKE THE LOAN AND IN CONSIDERATION THEREOF, GUARANTOR FURTHER COVENANTS AND AGREES THAT SERVICE OF ANY SUMMONS AND COMPLAINT OR OTHER PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE MADE IN ACCORDANCE WITH SECTION 15 BELOW. GUARANTOR HEREBY WAIVES NOTICE OF THE ACCEPTANCE HEREOF, PRESENTMENT, DEMAND FOR PAYMENT, PROTEST,

NOTICE OF PROTEST, OR ANY AND ALL NOTICE OF NON-PAYMENT, NON- PERFORMANCE OR NON-OBSERVANCE, OR OTHER PROOF, OR NOTICE OR DEMAND.

         THE GUARANTOR FURTHER WAIVES AND AGREES NOT TO ASSERT: (A) ANY RIGHT TO REQUIRE LENDER TO PROCEED AGAINST BORROWER OR MORTGAGOR OR TO PROCEED AGAINST ANY OTHER GUARANTOR, OR TO PROCEED AGAINST OR EXHAUST ANY SECURITY FOR THE GUARANTY OBLIGATIONS, OR TO PURSUE ANY OTHER REMEDY AVAILABLE TO LENDER, OR TO PURSUE ANY REMEDY IN ANY PARTICULAR ORDER OR MANNER, (B) THE BENEFIT OF ANY STATUTE OF LIMITATIONS AFFECTING GUARANTOR'S LIABILITY HEREUNDER OR THE ENFORCEMENT HEREOF, (C) NOTICE OF THE EXISTENCE, CREATION OR INCURRING OF NEW OR ADDITIONAL INDEBTEDNESS OF BORROWER OR MORTGAGOR TO LENDER, (D) THE BENEFITS OF ANY STATUTORY PROVISION LIMITING THE LIABILITY OF A SURETY, (E) ANY DEFENSE ARISING BY REASON OF ANY DISABILITY OR OTHER DEFENSE OF BORROWER OR MORTGAGOR OR BY REASON OF THE CESSATION FROM ANY CAUSE WHATSOEVER (OTHER THAN PAYMENT IN
FULL) OF THE  LIABILITY OF BORROWER OR MORTGAGOR  FOR THE GUARANTY  OBLIGATIONS,
(F) THE BENEFITS OF ANY STATUTORY PROVISION LIMITING THE RIGHT OF LENDER TO RECOVER A DEFICIENCY JUDGMENT, OR TO OTHERWISE PROCEED AGAINST ANY PERSON OR ENTITY OBLIGATED FOR PAYMENT OF THE GUARANTY OBLIGATIONS, AFTER ANY FORECLOSURE OR TRUSTEE'S SALE OF ANY SECURITY FOR THE GUARANTY OBLIGATIONS, AND (G) ANY OTHER DEFENSE OR CIRCUMSTANCE WHICH MAY CONSTITUTE A LEGAL OR EQUITABLE DISCHARGE OF GUARANTOR'S LIABILITY HEREUNDER, ARISING FROM OR OUT OF THE LOAN, THE LOAN DOCUMENTS AND/OR THE FACILITY.

         13. Waiver of Automatic Stay. GUARANTOR HEREBY AGREES THAT, IN CONSIDERATION OF LENDER'S AGREEMENT TO MAKE THE LOAN AND IN RECOGNITION THAT THE FOLLOWING COVENANT IS A MATERIAL INDUCEMENT FOR LENDER TO MAKE THE LOAN, IN THE EVENT THAT GUARANTOR SHALL (A) FILE WITH ANY BANKRUPTCY COURT OF COMPETENT JURISDICTION OR BE THE SUBJECT OF ANY PETITION UNDER ANY SECTION OR CHAPTER OF TITLE 11 OF THE UNITED STATES CODE, AS AMENDED ("BANKRUPTCY CODE"), OR SIMILAR LAW OR STATUTE, (B) BE THE SUBJECT OF ANY ORDER FOR RELIEF ISSUED UNDER THE BANKRUPTCY CODE OR SIMILAR LAW OR STATUTE, (C) FILE OR BE THE SUBJECT OF ANY PETITION SEEKING ANY REORGANIZATION, ARRANGEMENT, COMPOSITION, READJUSTMENT, LIQUIDATION, DISSOLUTION, OR SIMILAR RELIEF UNDER ANY PRESENT OR FUTURE FEDERAL OR STATE ACT OR LAW RELATING TO BANKRUPTCY, INSOLVENCY, OR OTHER RELIEF FOR DEBTORS, (D) HAVE SOUGHT OR CONSENTED TO OR ACQUIESCED IN THE APPOINTMENT OF ANY TRUSTEE, RECEIVER, CONSERVATOR, OR LIQUIDATOR, OR (E) BE THE SUBJECT OF AN ORDER, JUDGEMENT OR DECREE ENTERED BY ANY COURT OF COMPETENT JURISDICTION APPROVING A PETITION FILED AGAINST GUARANTOR FOR ANY REORGANIZATION, ARRANGEMENT, COMPOSITION, READJUSTMENT, LIQUIDATION, DISSOLUTION, OR SIMILAR RELIEF UNDER ANY PRESENT OR FUTURE FEDERAL OR STATE ACT OR LAW RELATING TO BANKRUPTCY, INSOLVENCY OR RELIEF FOR DEBTORS, THEN, TO THE EXTENT

PERMITTED BY APPLICABLE LAW AND SUBJECT TO COURT APPROVAL, LENDER SHALL THEREUPON BE ENTITLED AND GUARANTOR HEREBY IRREVOCABLY CONSENTS TO, AND WILL NOT CONTEST, AND AGREES TO STIPULATE TO RELIEF FROM ANY AUTOMATIC STAY OR OTHER INJUNCTION IMPOSED BY SECTION 362 OF THE BANKRUPTCY CODE, OR SIMILAR LAW OR STATUTE (INCLUDING, WITHOUT LIMITATION, RELIEF FROM ANY EXCLUSIVE PERIOD SET FORTH IN SECTION 1121 OF THE BANKRUPTCY CODE) OR OTHERWISE, ON OR AGAINST THE EXERCISE OF THE RIGHTS AND REMEDIES OTHERWISE AVAILABLE TO LENDER AS PROVIDED IN THIS AGREEMENT AND/OR THE LOAN DOCUMENTS, AND AS OTHERWISE PROVIDED BY LAW, AND GUARANTOR HEREBY IRREVOCABLY WAIVES GUARANTOR'S RIGHTS TO OBJECT TO SUCH RELIEF.

         14. Guaranty of Payment. This is a guaranty of payment and not of collection and upon any Event of Default under the Loan Documents which is continuing, Lender may, at its option, proceed promptly against Guarantor to collect and recover the full amount of the liability hereunder or any portion thereof, without proceeding against Borrower, Mortgagor or any other person, or foreclosing upon, selling, or otherwise disposing of or collecting or applying against any of the Facility or other collateral for the Loan.

                  (a)      Joint and Several Liability. [Intentionally Deleted]
                           ---------------------------

                  (b) Assignment. Lender may assign this Guaranty or any rights or powers hereunder, in whole or in part, in connection with the sale of the Note and assignment of any of the Mortgages and shall notify Guarantor of any such assignment. The duties and obligations of Guarantor may not be delegated or transferred by Guarantor without the prior written consent of Lender which may be withheld in its absolute discretion. Each reference herein to Lender shall be deemed to include its successors and assigns, to whose favor the provisions of this Guaranty shall also inure. Each reference herein to Guarantor shall be deemed to include the heirs, executors, administrators, legal representatives, successors and assigns of Guarantor, all of whom shall be bound by the provisions of this Guaranty. If any party hereto shall be a partnership or a limited liability company, the agreements and obligations on the part of Guarantor herein contained shall remain in force and application notwithstanding any changes in the individuals or entities composing the partnership or the limited liability company, and the term "Guarantor" shall include any altered or successive partnerships and any altered or successive limited liability companies but the predecessor partnerships and their partners, and the predecessor limited liability companies and their members, shall not thereby be released from any obligations or liability hereunder.

         15. Waiver of Trial by Jury; Service of Process. GUARANTOR HEREBY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH THE GUARANTOR AND THE LENDER MAY BE PARTIES ARISING OUT OF, IN CONNECTION WITH, OR IN ANY WAY PERTAINING TO, THIS AGREEMENT AND/OR ANY OF THE OTHER LOAN DOCUMENTS. IT IS AGREED AND UNDERSTOOD THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS AGREEMENT. THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY THE GUARANTOR, AND THE GUARANTOR HEREBY

REPRESENTS THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. THE GUARANTOR FURTHER REPRESENTS AND WARRANTS THAT GUARANTOR HAS BEEN REPRESENTED IN THE SIGNING OF THIS AGREEMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL SELECTED BY GUARANTOR OF GUARANTOR'S OWN FREE WILL, AND THAT GUARANTOR HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL. GUARANTOR AGREES THAT SERVICE UPON ITS REGISTERED AGENT IN THE STATE OF TEXAS SHALL BE VALID REGARDLESS OF GUARANTOR'S WHEREABOUTS AT THE TIME OF SUCH SERVICE AND REGARDLESS OF WHETHER GUARANTOR RECEIVES A COPY OF SUCH SERVICE, PROVIDED THAT THE LENDER SHALL HAVE MAILED A COPY TO GUARANTOR IN ACCORDANCE WITH THE NOTICE PROVISIONS HEREIN. GUARANTOR AGREES TO PAY ALL COURT COSTS AND REASONABLE ATTORNEY'S FEES INCURRED BY LENDER IN CONNECTION WITH ENFORCING ANY PROVISION OF THIS NOTE. NOTWITHSTANDING THE FOREGOING, LENDER AGREES TO USE REASONABLE EFFORTS TO PROVIDE GUARANTOR WITH NOTICE OF THE FILING OF ANY LAWSUIT BY LENDER AGAINST GUARANTOR.

         16. Power and Authority. Guarantor (and its representative, executing below, if any) has full corporate power, authority and legal right to execute this Guaranty and to perform all its obligations under this Guaranty.

         17. Complete Agreement; Modification; Waiver. All understandings, representations and agreements heretofore had with respect to this Guaranty are merged into this Guaranty which are incorporated herein which alone fully and completely expresses the agreement of Guarantor and Lender. In no event shall any modification or waiver of the provisions of this Guaranty be effective unless in writing executed by Lender. Any waiver granted by Lender shall be applicable only in the specific instance for which it is given.

         18. Governing Law. THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS AND APPLICABLE FEDERAL LAW.

         19. Counterparts; Construction. This Guaranty may be executed in any number of counterparts, all of which when taken together shall constitute one and the same instrument. Words of any gender used in this Guaranty shall be held and construed to include the other gender, and words in the singular shall be held and construed to include the plural, and words in the plural shall be held and construed to include the singular, unless this Guaranty or the context otherwise requires.

         20. Review by Guarantor. GUARANTOR HAS RECEIVED COPIES OF, AND HAS HAD THE OPPORTUNITY TO REVIEW, ALL OF THE LOAN DOCUMENTS REFERRED TO IN THIS GUARANTY. GUARANTOR HAS DISCUSSED THIS GUARANTY WITH GUARANTOR'S LEGAL COUNSEL, AND GUARANTOR UNDERSTANDS THE NATURE AND EXTENT AND THE LEGAL AND PRACTICAL CONSEQUENCES OF GUARANTOR'S LIABILITY UNDER THIS GUARANTY.

         21. No Oral Agreement. To the extent allowed by law, Guarantor agrees to be bound by the terms of the following notice:

         NOTICE: THIS GUARANTY AND THE OTHER LOAN DOCUMENTS CONSTITUTE A WRITTEN AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES.

                           THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES RELATING TO THE LOAN.

                         [SIGNATURES BEGIN ON NEXT PAGE]

         IN WITNESS WHEREOF, this Guaranty has been duly executed by the undersigned as of the day and year first written above.

WITNESS:                                    GUARANTOR:

                                            CAPITAL SENIOR LIVING CORPORATION, a
                                            Texas corporation

                                            By:                           (SEAL)
-----------------------                       ----------------------------
                                              James A. Stroud,
                                              Chairman of the Company
-----------------------
Name [Please print]



STATE OF MARYLAND      )
                       )        ss:
CITY OF BALTIMORE      )


                  On this _____ day of August, 2000, before me, the undersigned officer, personally appeared James A. Stroud, who, I am satisfied, is the individual named in the foregoing instrument as Chairman of the Company of Capital Senior Living Corporation, the Guarantor, and, did on behalf of Capital Senior Living Corporation acknowledge that he signed, sealed and delivered the foregoing instrument as his voluntary act and deed as Chairman of the Company of Capital Senior Living Corporation, on behalf of said corporation, as Guarantor, for the purposes therein contained.


                                                  ------------------------------
                                                  Notary Public

                                                                          [SEAL]

My Commission expires:


-----------------------------------

                                                     EXHIBIT A

                                                 Pool B Facilities

       Property Name/Location                      Address                          Description of Facility
------------------------------------- ----------------------------------  -------------------------------------------
Canton Regency                        4515 22nd Street                    A multiple level retirement campus
Canton, Ohio                          Canton, OH 44708                    consisting of 50 skilled nursing
                                                                          beds, 146 independent living units
                                                                          and 34 assisted living units
------------------------------------- ----------------------------------  -------------------------------------------

Towne Centre                          7250 Arthur Boulevard               A multilevel retirement campus
Merrillville, Indiana                 Merrillville, IN 46410              consisting of 64 skilled nursing
                                                                          beds, 153 independent living units
                                                                          and 33 assisted living units.
------------------------------------- ----------------------------------  -------------------------------------------
